   As filed with the Securities and Exchange Commission on December 18, 1998

                                                Securities Act File No. 33-80966
                                        Investment Company Act File No. 811-8598
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [x]



                        Pre-Effective Amendment No ___                       [ ]

                        Post-Effective Amendment No. 8                       [x]

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [x]


                                Amendment No. 9                              [x]

                         ____________________________

                              The Commerce Funds
              (Exact Name of Registrant as Specified in Charter)

                               4900 Sears Tower
                               Chicago, IL 60606
                   (Address of Principal Executive Offices)

                        Registrant's Telephone Number:
                                 800-621-2550

                            W. Bruce McConnel, III
                          Drinker Biddle & Reath LLP
                   1100 Philadelphia National Bank Building
                             1345 Chestnut Street
                     Philadelphia, Pennsylvania 19107-3496
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

        [ ]   immediately upon filing pursuant to paragraph (b)
        [ ]   on (date) pursuant to paragraph (b)
        [ ]   60 days after filing pursuant to paragraph (a)(1)
        [x]   on February 25, 1999 pursuant to paragraph (a)(1)
        [ ]   75 days after filing pursuant to paragraph (a)(2)
        [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  None

                                      LOGO



                           The Growth and Income Fund
                                THE GROWTH FUND
                                THE MIDCAP FUND
                         THE INTERNATIONAL EQUITY FUND
                               THE BALANCED FUND
                         THE SHORT-TERM GOVERNMENT FUND
                                 THE BOND FUND





                                 March 1, 1999
                                 Service Shares
                                   Prospectus


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----

OVERVIEW OF EACH FUND...............................................1
     GROWTH AND INCOME FUND.........................................1
     GROWTH FUND....................................................4
     MIDCAP FUND....................................................6
     INTERNATIONAL EQUITY FUND......................................9
     BALANCED FUND.................................................12
     SHORT-TERM GOVERNMENT FUND....................................16
     BOND FUND.....................................................19
INVESTMENT SECURITIES AND PRACTICES................................23
ACCOUNT POLICIES AND FEATURES......................................28
     BUYING SERVICE SHARES.........................................28
     REDEEMING SERVICE SHARES......................................32
     GENERAL POLICIES..............................................33
TAX INFORMATION....................................................35
SERVICE PROVIDERS..................................................35
HOW CAN I CONTACT THE COMMERCE FUNDS?.......................BACK PAGE

                               THE COMMERCE FUNDS

The Commerce Funds consists of nine investment portfolios, each of which has a separate pool of assets with separate investment objectives and policies. This prospectus offers Service Shares of seven of these investment portfolios.


THE GROWTH AND INCOME FUND seeks both capital appreciation and current income.

THE GROWTH FUND seeks capital appreciation and, secondarily, current income and dividend growth potential.

THE MIDCAP FUND seeks long-term capital appreciation.

THE INTERNATIONAL EQUITY FUND seeks total return with an emphasis on growth of capital.

THE BALANCED FUND seeks total return through a balance of capital appreciation and current income consistent with preservation of capital.

THE SHORT-TERM GOVERNMENT FUND seeks current income consistent with preservation of principal.

THE BOND FUND seeks total return through current income and, secondarily, capital appreciation.



{Sidebar: What These Funds Are: These Funds are mutual funds. A mutual fund is a
 -------
pooled investment that gives you an opportunity to participate in financial markets. Each Fund is professionally managed. Each Fund has stated goals that it attempts to reach. However, as with all mutual funds, none of these Funds can offer guaranteed results. You could lose money in these Funds, but you also have the potential to make money.}

{What These Funds Are Not: An investment in any of these Funds is not a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other agency of the government.}



                             OVERVIEW OF EACH FUND

GROWTH AND INCOME FUND

Investment Objectives

 .  Seeks capital appreciation and current income.

   Primary Investment Strategies

 .  Invests, under normal market conditions, at least 65% of total assets in equity securities, primarily common stock.
 .  Seeks to purchase stocks that represent value relative to their current price.
 . Generally purchases common stock of companies with market capitalizations over $500 million. The average capitalization of companies whose stocks were held by the Fund was $__ as of December 31, 1998. This compares to an average capitalization of $__ for the S&P 500 Index on the same date.
 .  Anticipates using 60 to 80 stocks to achieve a diversified portfolio.

 . Uses both the Russell 1000 Value Index and the S&P 500 as benchmarks for comparison. The Russell 1000 is used for comparison on an annual basis and the S&P 500 is used for comparison over a complete market cycle (typically 57 years).

     Primary Risks of Investing in the Fund

 . INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
 . MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund's net asset value may fluctuate with movements in the equity market.
 . MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results.

An investment in the Fund is not a deposit of Commerce Bank, N.A. (Commerce
Bank), and is not insured or guaranteed by the FDIC or any other government agency.

SIDEBAR: Please see the table on p. __   for more detailed information about the
investment practices of the Growth and Income Fund and the risks associated with those practices.
SIDEBAR: John Bartlett, CFA and Portfolio Manager
 .  Joined Commerce Bank in 1991
 .  Fund manager since Fund inception
 .  21 years of experience

GROWTH AND INCOME FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to calendar year since inception of the Service Shares (for each complete year of the Service Shares' existence). The table compares the Fund's performance over time to that of broad-based securities market indices. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future. The Fund's performance reflects expense limitations in effect. If expense limitations were not in place, the Fund's performance would have been reduced.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year

---------------------------------
{chart here}
1998
---------------------------------

Best Quarter:
Worst Quarter:
These figures do not reflect any applicable sales charges. If these charges were reflected, returns would be less than shown.

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
                                                                  Since Inception
                                      1 Year        3 Years          (3/3/97)

Growth and Income Fund             %              N/A           %
S&P 500  Index*                    %              N/A           %
Russell 1000 Value Index**         %              N/A           %
-----------------------------------------------------------------------------------

* The S&P 500 Index is an unmanaged index that emphasizes large capitalization companies.
** The Russell 1000 Value Index measures the performance of the 1,000 largest
   U.S. companies based on total market capitalization, with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any fees or expenses.

Fees and Expenses
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.


                                                                                 GROWTH AND INCOME FUND
                                                                                     SERVICE SHARES
                                                                               --------------------------

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (load) Imposed on Purchases (as a percentage of                   3.50%
    offering price)..........................................................
   Maximum Sales Charge (load) Imposed on Reinvested Distributions...........             None
   Maximum Deferred Sales Charge (load) Imposed on Redemptions(1)............             None
   Redemption Fees...........................................................             None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
   Management Fees...........................................................               --%
   Distribution (12b-1) Fees(2)                                                             --%
   Other Expenses(3).........................................................               --%
                                                                                          ----
   Total Annual Fund Operating Expenses(4)...................................               --%
                                                                                          ====

(1) A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

(2) Due to distribution fees, a long-term shareholder in the Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. (NASD).

(3) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(4) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE GROWTH AND INCOME FUND TO MAINTAIN TOTAL ANNUAL OPERATING EXPENSES OF NOT MORE THAN 1.45% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE EXPENSE REIMBURSEMENT AT ANY TIME.

Example: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years



                  GROWTH AND INCOME FUND FINANCIAL HIGHLIGHTS

  The following table describes the Fund's performance for the time periods stated. Shares of this Fund were first offered on March 3, 1997. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).

                                                                  YEAR ENDED
                                                                   10/31/98     3/3/97(A) THROUGH 10/31/97
                                                                  ----------    --------------------------
                                                                   SERVICE     SERVICE        INSTITUTIONAL
                                                                  ----------  ---------      ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $18.00              $ 18.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                           $ 0.12              $  0.15
 Net realized and unrealized gain (loss) on investments(b)                       $ 3.80              $  3.80
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                                      $(0.11)             $ (0.13)
 From net realized gain on investments                                               --                   --
NET ASSET VALUE, END OF PERIOD                                                   $21.81              $ 21.82
TOTAL RETURN(C)                                                                   21.81%               22.00%
NET ASSETS AT END OF PERIOD (IN 000'S)                                           $2,588              $45,173
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                        1.45%(d)             1.20%(d)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                               1.02%(d)             1.30%(d)
RATIOS ASSUMING NO EXPENSE REIMBURSEMENTS:
 Ratio of net expenses to average net assets                                       2.27%(d)             2.02%(d)
 Ratio of net investment loss to average net assets                                0.20%(d)             0.48%(d)
PORTFOLIO TURNOVER RATE                                                               5%                   5%

-----------------------
(a) Commencement of operations.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

GROWTH FUND

 Investment Objective

 . Seeks capital appreciation and, secondarily, current income and dividend growth potential.

PRIMARY INVESTMENT STRATEGIES

 .  Invests principally in stocks of companies that have shown and are expected to show above-average growth in earnings and return on equity.
 . Generally purchases common stock of companies with market capitalizations over $500 million. The average capitalization of companies whose stocks were held by the Fund as of December 31, 1998 was $__ billion.
 .  Invests, under normal market conditions, at least 65% of total assets in equity securities, primarily common stock.
 .  Anticipates using 45 to 55 stocks to achieve a diversified portfolio.
 .  Uses the S&P 500 Index as a benchmark for comparison.

 PRIMARY RISKS OF INVESTING IN THE FUND

 . INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
 . MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 . MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.

SIDEBAR: Please see the table on p. __ for more detailed information about the investment practices of the Growth Fund and the risks associated with those practices.
SIDEBAR: Fund Manager: Joseph C. Williams III, CFA and Portfolio Manager
 .  Joined Commerce Bank in 1975
 .  Fund manager since Fund inception
 .  23 years of experience

GROWTH FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to calendar year since inception of the Service Shares (for each complete year of the Service Shares' existence). The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year

-----------------------------------
{chart here}

1998
-----------------------------------

Best Quarter:
Worst Quarter:
These figures do not reflect any applicable sales charges. If these charges were reflected, returns would be less than shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

                                      1 Year        3 Years        Since Inception
                                                                       (1/2/97)

Growth Fund                        %              N/A           %
S&P 500 Index*                     %              N/A           %
-------------------------------------------------------------------------------------

* The S&P 500 Index is an unmanaged index that emphasizes large capitalization companies. The Index figures do not reflect any fees or expenses.

Fees and Expenses
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.


                                                                                      GROWTH FUND
                                                                                     SERVICE SHARES
                                                                               --------------------------

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (load) Imposed on Purchases (as a percentage of                   3.50%
    offering price)..........................................................
   Maximum Sales Charge (load) Imposed on Reinvested Distributions...........             None
   Maximum Deferred Sales Charge (load) Imposed on Redemptions(1)............             None
   Redemption Fees...........................................................             None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
   Management Fees...........................................................             0.__%
   Distribution (12b-1) Fees(2)..............................................             0.__%
   Other Expenses(3).........................................................             0.__%
                                                                                          ----
   Total Annual Fund Operating Expenses(4)...................................            __.__%
                                                                               =========================

(1) A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

(2) Due to distribution fees, a long-term shareholder in the Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. (NASD).

(3) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(4) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE GROWTH FUND TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES OF NOT MORE THAN 1.38% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE EXPENSE REIMBURSEMENT AT ANY TIME.


EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years



                        GROWTH FUND FINANCIAL HIGHLIGHTS

  The following table describes the Fund's performance for the time periods stated. Information for the fiscal year ended October 31, 1997 reflects investment results of both Institutional and Service Shares of the Fund. (Service Shares were first offered on January 2, 1997.) Information for periods prior to January 2, 1997 is that of the Institutional Shares of the Fund. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).


                                                                         Year Ended 10/31                              12/12/94
                                                                         ----------------
                                                                                                                   (INCEPTION) TO
                                                            1998       1997           1997            1996           10/31/95
                                                          SERVICE   SERVICE(A)   INSTITUTIONAL   INSTITUTIONAL     INSTITUTIONAL
                                                          -------   ---------    -------------   -------------     -------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $28.26        $  28.95        $  24.68       $   18.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                         $ 0.09        $   0.19        $   0.19       $    0.15
 Net realized and unrealized gain on investments(b)                   $ 6.25        $   7.51        $   5.40       $    6.68
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                           $(0.10)       $  (0.19)       $  (0.19)      $   (0.15)
 From net realized gain on investments                                    --        $  (1.92)       $  (1.13)             --
NET ASSET VALUE, END OF PERIOD                                        $34.50        $  34.54        $  28.95       $   24.68
TOTAL RETURN(C)                                                        22.47%          28.12%          23.43%          38.06%
NET ASSETS AT END OF PERIOD (IN 000'S)                                $5,758        $343,773        $208,908       $ 141,735
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                             1.36%(d)        1.11%           1.08%           1.11%(d)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                    0.35%(d)        0.60%           0.72%           0.81%(d)
PORTFOLIO TURNOVER RATE                                                   32%             32%             36%             33%

----------------------
(a) Service Shares were first offered to the public on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.


MIDCAP FUND

 Investment Objective

 .  Seeks long-term capital appreciation.

 Primary Investment Strategies

 .  Invests in stocks of companies with medium-sized market capitalizations (less than $10 billion) and the potential for above-average earnings growth.
 .  Invests, under normal market conditions, at least 65% of its total assets in equity securities, primarily common stocks.
 .  Uses the S&P 400 Mid-Cap Index as a benchmark for comparison.

PRIMARY RISKS OF INVESTING IN THE FUND

 .  INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money.
 . SMALL COMPANY STOCK RISK: Investing in securities of smaller companies may be riskier than investing in larger, more established companies. Smaller companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, smaller company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of small company stocks may be more volatile than the prices of larger company stocks. As a result, this Fund's net asset value may be subject to rapid and substantial changes if it invests in small company stocks.
 . MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 . MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.

SIDEBAR: FUND MANAGER: Paul D. Cox, CFA and Portfolio Manager
 .  Joined the Investment Management Group of Commerce Bank in 1989
 .  Fund manager since Fund inception
 .  18 years of experience
SIDEBAR: Please see the table on p.__ for more detailed information about the investment practices of the MidCap Fund and the risks associated with those practices.

MIDCAP FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to calendar year since inception of the Service Shares (for each complete year of the Service Shares' existence). The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year

-------------------------------------
{chart goes here}
1998
-------------------------------------

Best Quarter:
Worst Quarter:
These figures do not reflect any applicable sales charges. If sales charges were reflected, returns would be less than shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

                                                                  Since Inception
                                      1 Year        3 Years           (1/2/97)
-----------------------------------------------------------------------------------
MidCap Fund                        %              N/A           %
S&P 400 Mid-Cap Index*             %              N/A           %
-----------------------------------------------------------------------------------

* The S&P 400 Mid-Cap Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index figures do not reflect any fees or expenses.

Fees and Expenses
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.


                                                                                    MIDCAP FUND (1)
                                                                                     Service Shares
                                                                               --------------------------

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (load) Imposed on Purchases (as a percentage of                   3.50%
    offering price)..........................................................
   Maximum Sales Charge (load) Imposed on Reinvested Distributions...........             None
   Maximum Deferred Sales Charge (load) Imposed on Redemptions(2)............             None
   Redemption Fees...........................................................             None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
   Management Fees...........................................................             0.__%
   Distribution (12b-1) Fees(3)..............................................             0.__%
   Other Expenses(4).........................................................             0.__%
                                                                                          ----
   Total Annual Fund Operating Expenses......................................             __.__%
                                                                               =========================

(1) Formerly the Aggressive Growth Fund.

(2) A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

(3) Due to distribution fees, a long-term shareholder in the Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. (NASD).

(4) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years


MIDCAP FUND FINANCIAL HIGHLIGHTS

  The following table describes the Fund's performance for the time periods stated. Information for the fiscal year ended October 31, 1997 reflects investment results of both Institutional and Service Shares of the Fund. (Service Shares were first offered on January 2, 1997.) Information for periods prior to January 2, 1997 is that of the Institutional Shares of the Fund. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).


                                                                           YEAR ENDED 10/31                          12/12/94
                                                                           ----------------
                                                               1998     1997          1997             1996       (INCEPTION)
                                                            SERVICE   SERVICE(A)  INSTITUTIONAL   INSTITUTIONAL   TO 10/31/95
                                                            -------   ----------  -------------   -------------   -----------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.64       $  28.06        $ 25.30       $   18.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                                    $(0.11)      $  (0.13)       $ (0.07)      $   (0.04)
 Net realized and unrealized gain on investments(b)                     $ 4.41       $   5.38        $  3.51       $    7.34
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                                 --             --             --              --
 From net realized gain on investments                                      --       $  (0.29)       $ (0.68)             --
NET ASSET VALUE, END OF PERIOD                                          $32.94       $  33.02        $ 28.06       $   25.30
TOTAL RETURN(C)                                                          15.01%         18.88%         13.78%          40.56%
NET ASSETS AT END OF PERIOD (IN 000'S)                                  $  658       $112,442        $74,641       $  41,665
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.48%(d)       1.23%          1.22%           1.32%(d)
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                       (0.95)%(d)     (0.61)%        (0.37)%         (0.29)%(d)
PORTFOLIO TURNOVER RATE                                                     89%            89%            71%             59%

----------------------------
(a) Service Shares were first offered to the public on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.


INTERNATIONAL EQUITY FUND

 Investment Objective
 .  Seeks total return with an emphasis on capital growth.

 Primary Investment Strategies
 . Invests at least 65% of total assets in common stock of established companies that conduct their principal activities or are located outside the United States and whose securities are traded in foreign markets.
 . Invests, under normal market conditions, in equity securities of companies in at least three different foreign countries. Geographic diversification will be wide and will include both developed and emerging markets.
 . Focuses on purchasing securities of large and, to a lesser extent, medium-sized companies, although stocks may be purchased without regard to a company's market capitalization.
 . May also invest in other types of securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options.
 . May invest freely in securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts and European Depository
   Receipts.
 .  Uses the Morgan Stanley Capital International Europe, Australia and Far East
   (MSCI EAFE) Index as a benchmark for comparison.

 PRIMARY RISKS OF INVESTING IN THE FUND

 . INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money. International funds, in general, have volatile net asset values. The Fund may not be an appropriate investment if you cannot bear financially the loss of at least a significant portion of your investment.
 . MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 .  MANAGEMENT RISK: A strategy used by the Sub-Adviser may fail to produce the intended results.
 . CURRENCY RISK: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency.
 .  FOREIGN RISK: Foreign securities can be riskier and more volatile than U.S.
   securities. Adverse political, social and economic developments in foreign countries or changes in the value of foreign currency can make it harder for the portfolio to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Also, the costs of investing abroad are usually higher than those of investing within the U.S.

 . EMERGING MARKET RISK: To the extent that the Fund has investments in emerging-market countries, it will be subject to abrupt and severe price declines. Investments in these countries are much riskier than those in mature countries.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.

SIDEBAR: The International Equity Fund is sub-advised by Rowe Price-Fleming International, Inc. Martin G. Wade manages the Fund on a day-to-day basis. Mr. Wade has 29 years of experience with Fleming Group in research, client service and investment management.
SIDEBAR: Please see the table on p.__   for more detailed information about the
investment practices of the International Equity Fund and the risks associated with those practices.

INTERNATIONAL EQUITY FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to calendar year since inception of the Service Shares (for each complete year of the Service Shares' existence). The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future. The Fund's performance reflects expense limitations in effect. If expense limitations were not in place, the Fund's performance would have been reduced.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year

---------------------------------------
{chart goes here}
1998
---------------------------------------

Best Quarter:
Worst Quarter:
These figures do not reflect any applicable sales charges. If sales charges were reflected, returns would be less than shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

------------------------------------------------------------------------------------
                                                                   Since Inception
                                      1 Year         3 Years           (1/2/97)

International Equity Fund          %              N/A            %
MSCI EAFE Index*                   %              N/A            %
------------------------------------------------------------------------------------

*The MSCI EAFE Index is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The Index figures do not reflect any fees or expenses.

Fees and Expenses
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.

                                                                               INTERNATIONAL EQUITY FUND
                                                                                     SERVICE SHARES
                                                                               --------------------------
Shareholder Transaction Expenses (fees paid directly from your investment)
   Maximum Sales Charge (load) Imposed on Purchases (as a percentage of                  3.50%
    offering price)..........................................................
   Maximum Sales Charge (load) Imposed on Reinvested Distributions...........            None
   Maximum Deferred Sales Charge (load) Imposed on Redemptions(1)............            None
   Redemption Fees...........................................................            None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
   Management Fees(2)........................................................           __.__%
   Distribution (12b-1) Fees(3)..............................................           __.__%
   Other Expenses(4).........................................................            0.__%
   Total Annual Fund Operating Expenses(5)...................................           __.__%
                                                                               =========================


(1) A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

(2) The Adviser has voluntarily agreed to reduce the management fee by .__% of average daily net assets of the Fund. AS A RESULT OF THIS FEE WAIVER, THE CURRENT MANAGEMENT FEES FOR THE FUND ARE .__% OF AVERAGE DAILY NET ASSETS. THE WAIVER MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE ADVISER.

(3) Due to distribution fees, a long-term shareholder in the Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. (NASD).

(4) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(5) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE INTERNATIONAL EQUITY FUND TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES OF NOT MORE THAN 1.97% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE FEE WAIVER AND EXPENSE REIMBURSEMENT AT ANY TIME. THE EXPENSES IN THE TABLES ARE HIGHER THAN THOSE THAT THE FUND WILL ACTUALLY INCUR BECAUSE THEY DO NOT REFLECT THE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENTS MADE BY THE ADVISER. AS A RESULT OF THE EXPENSE LIMITATIONS, THE "MANAGEMENT FEES," "OTHER EXPENSES" AND "TOTAL ANNUAL FUND OPERATING EXPENSES" OF THE FUND ARE AS FOLLOWS:

         MANAGEMENT FEES                         .__%
         OTHER EXPENSES                          .__%
         TOTAL ANNUAL FUND OPERATING EXPENSES  __.__%



EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund (WITHOUT THE EXPENSE LIMITATIONS) with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years

                 INTERNATIONAL EQUITY FUND FINANCIAL HIGHLIGHTS

  The following table describes the Fund's performance for the time periods stated. Information for the fiscal year ended October 31, 1997 reflects investment results of both Institutional and Service Shares of the Fund. (Service Shares were first offered on January 2, 1997.) The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).


                                                                YEAR ENDED 10/31                                       12/12/94
                                                                ----------------
                                                                                                                  (FUND INCEPTION)
                                                            1998       1997            1997            1996         TO 10/31/95
                                                          SERVICE    SERVICE(A)    INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL
                                                          -------    ----------    -------------   -------------   -------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $21.70          $ 20.96        $ 18.64        $   18.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                 $ 0.01          $  0.06        $  0.11        $    0.12
 Net realized and unrealized gain on investments and                   $ 0.35          $  1.42        $  2.35        $    0.55
  foreign currency related transactions(b)
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                                --          $ (0.10)       $ (0.07)       $   (0.03)
 From net realized gain on investments                                     --          $ (0.24)       $ (0.07)              --
NET ASSET VALUE, END OF PERIOD                                         $22.06          $ 22.10        $ 20.96        $   18.64
TOTAL RETURN(C)                                                          1.66%            7.15%         13.25%            3.73%
NET ASSETS AT END OF PERIOD (IN 000'S)                                 $  231          $78,273        $51,589        $  21,014
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                              1.97%(d)         1.72%          1.72%            1.81%(d)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                     0.14%(d)         0.35%          0.74%            1.06%(d)
RATIOS ASSUMING NO WAIVER OF INVESTMENT ADVISORY FEES OR
 EXPENSE REIMBURSEMENTS:
   Ratio of expenses to average net assets                               2.48%(d)         2.23%          2.64%            3.50%(d)
   Ratio of net investment loss to average net assets                    (0.37)%(d)      (0.16)%        (0.18)%          (0.63)%(d)
PORTFOLIO TURNOVER RATE                                                     22%             22%            21%              25%

-------------------
(a) Service Shares were first offered to the public on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment of the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

BALANCED FUND

 INVESTMENT OBJECTIVE

 . Seeks total return through a balance of capital appreciation and current income, consistent with preservation of capital.

PRIMARY INVESTMENT STRATEGIES

The Fund pursues this objective through investment in stocks, bonds, and cash equivalents. The actual mix of equity and fixed-income securities will vary; however, under normal conditions, the Fund intends to invest 60% of its total assets in stocks and 40% in bonds. Investment in stocks could range as high as 75% of the total assets and as low as 42%.

 Equity Investment Strategies
 .  Normally invests the equity portion in common stocks, preferred stocks, and securities or bonds that are convertible into common or preferred stocks.
 . Normally purchases stocks of companies with market capitalizations of over $200 million. The average capitalization of companies whose stock were held by the Fund as of December 31, 1998 was $____.
 Fixed-Income Investment Strategies
 . Normally invests the fixed-income portion of the Fund in investment-grade corporate bonds, U.S. Government obligations, mortgage-backed securities and asset-backed securities. Up to 65% of the fixed-income portfolio may be invested in mortgage-backed and asset-backed securities.

 . Except for temporary defensive periods, the Fund's market-weighted average credit rating will be at least AA-/Aa3 as rated by S&P, Moody's or the equivalent rating of another nationally recognized statistical rating organization.

PRIMARY RISKS OF INVESTING IN THE FUND

 .  INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money.
 . MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 . INTEREST RATE RISK: Generally, the market value of fixed-income securities in the Fund can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund's share price will go up or down in response to interest rate changes.
 .  MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results.
 . CREDIT RISK: An issuer of bonds may default on its obligation to pay interest and repay principal. A bond's credit rating could be downgraded. The Fund could lose money in either of these instances.
 . ASSET-BACKED RISK: Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater risk of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid and therefore more difficult to value and liquidate, if necessary.
 . MORTGAGE-BACKED RISK: In addition to prepayment, call and extension risks, mortgage-backed securities may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates.
 . CALL RISK: An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 . EXTENSION RISK: An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise.
   Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher-yielding securities.
 . PREPAYMENT RISK: Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.

SIDEBAR: Fund Managers: Scott M. Colbert, CFA and Portfolio Manager
 .  Joined Commerce Bank in 1993
 .  Fund manager since Fund inception
 .  Director of Fixed-Income Investments for Commerce Bank's Investment
   Management Group
 .  12 years of experience

Joseph C. Williams III, CFA and Portfolio Manager
 .   Joined Commerce Bank in 1975
 .   Fund manager since Fund inception
 .   23 years of experience
SIDEBAR: Please see the table on p. __   for more detailed information about the
investment practices of the Balanced Fund and the risks associated with those practices.

BALANCED FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to calendar year since inception of the Service Shares (for each complete year of the Service Shares' existence). The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future. The Fund's performance reflects expense limitations in effect. If expense limitations were not in place, the Fund's performance would have been reduced.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year

------------------------------------
{chart goes here}

1998
------------------------------------

Best Quarter:
Worst Quarter:
These figures do not reflect any applicable sales charges. If sales charges were reflected, returns would be less than shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

                                                                  Since Inception
                                      1 Year        3 Years          (1/2/97)
------------------------------------------------------------------------------------
Balanced Fund                      %              N/A           %
60% S&P 500/40% Lehman Bros.       %              N/A           %
 Aggregate Bond Index*
------------------------------------------------------------------------------------

*The 60% S&P 500/40% Lehman Brothers Aggregate Bond Index is a composite of the
 Standard & Poor's 500 Index (with income) (weighted at 60%), an unmanaged index that emphasizes large capitalization companies, and the Lehman Brothers Aggregate Bond Index (weighted at 40%), a broad market-weighted index comprised of three major classes of investment grade bonds with maturities greater than one year. The Index figures do not reflect any fees or expenses.

FEES AND EXPENSES
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.


                                                                                       BALANCED FUND
                                                                                       SERVICE SHARES
                                                                                   ----------------------
Shareholder Transaction Expenses (fees paid directly from your investment)
   Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering           3.50%
    price).......................................................................
   Maximum Sales Charge (load) Imposed on Reinvested Distributions...............          None
   Maximum Deferred Sales Charge (load) Imposed on Redemptions(1)................          None
   Redemption Fees...............................................................          None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
   Management Fees(2)............................................................         __.__%
   Distribution (12b-1) Fees(3)..................................................         __.__%
   Other Expenses(4).............................................................          0.__%
   Total Annual Fund Operating Expenses(5).......................................         __.__%
                                                                                   =====================

(1) A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

(2) The Adviser has voluntarily agreed to reduce the management fee by .__% of average daily net assets of the Fund. AS A RESULT OF THIS FEE WAIVER, THE CURRENT MANAGEMENT FEES FOR THE FUND ARE .__% OF AVERAGE DAILY NET ASSETS. THE WAIVER MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE ADVISER.

(3) Due to distribution fees, a long-term SHAREHOLDER in the Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. (NASD).

(4) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(5) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE BALANCED FUND TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES OF NOT MORE THAN 1.38% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE FEE WAIVER AND EXPENSE REIMBURSEMENT AT ANY TIME. THE EXPENSES IN THE TABLES ARE HIGHER THAN THOSE THAT THE FUND WILL ACTUALLY INCUR BECAUSE THEY DO NOT REFLECT THE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENTS MADE BY THE ADVISER. AS A RESULT OF THE EXPENSE LIMITATIONS, THE "MANAGEMENT FEES," "OTHER EXPENSES" AND "TOTAL ANNUAL FUND OPERATING EXPENSES" OF THE FUND ARE AS FOLLOWS:

         MANAGEMENT FEES                         .__%
         OTHER EXPENSES                          .__%
         TOTAL ANNUAL FUND OPERATING EXPENSES  __.__%


EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund (WITHOUT THE EXPENSE LIMITATIONS) with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years




                       BALANCED FUND FINANCIAL HIGHLIGHTS

  The following table describes the Fund's performance for the time periods stated. Information for the fiscal year ended October 31, 1997 reflects investment results of both Institutional and Service Shares of the Fund. (Service Shares were first offered on January 2, 1997.) The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).

                                                                    YEAR ENDED 10/31                                  12/12/94
                                                                    ----------------
                                                                                                                   FUND INCEPTION
                                                              1998       1997         1997              1996         TO 10/31/95
                                                            SERVICE   SERVICE (a) INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL
                                                            -------  ----------   -------------    -------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $23.25        $  24.00         $ 22.10       $   18.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                   $ 0.40        $   0.59         $  0.54       $    0.59
 Net realized and unrealized gain on investments(b)                      $ 3.42        $   3.93         $  2.56       $    4.06
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                              $(0.41)       $  (0.59)        $ (0.54)      $   (0.55)
 From net realized gain on investments                                       --        $  (1.26)        $ (0.66)             --
NET ASSET VALUE, END OF PERIOD                                           $26.66        $  26.67         $ 24.00       $   22.10
TOTAL RETURN (C)                                                          16.53%          19.92%          14.45%          26.14%
NET ASSETS AT END OF PERIOD (IN 000'S)                                   $1,219        $105,782         $69,880       $  48,329
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                1.38%(d)        1.13%           1.13%           1.13%(d)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                       2.13%(d)        2.44%           2.47%           3.28%(d)
RATIOS ASSUMING NO WAIVER OF INVESTMENT ADVISORY FEES OR

 EXPENSE REIMBURSEMENTS:
 Ratio of expenses to average net assets                                   1.78%(d)        1.53%           1.45%           1.45%(d)
 Ratio of net investment income to average net assets                      1.73%(d)        2.04%           2.15%           2.96%(d)
PORTFOLIO TURNOVER RATE                                                      31%             31%             58%             59%

(a) Service Shares were first offered to the public on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

FIXED-INCOME APPROACH

The Commerce Fixed-Income Funds primarily invest in investment-grade securities managed with the goal of providing you current income. Fixed-income investments are managed in a diversified manner across all sectors of the bond market. The Adviser uses three primary strategies to try to increase the value of the Funds:

 . Actively managing maturities to take advantage of changes in interest rates. . Placing more or less emphasis in different sectors of the market (government, mortgage, corporate and asset-backed) depending on which sectors have the most attractive-looking relative value.
 . Using internal and external models for credit and pre-payment risks to evaluate specific purchases of securities.


SHORT-TERM GOVERNMENT FUND

 Investment Objective: Seeks current income consistent with preservation of principal.

 Primary Investment Strategies
 . Invests at least 65% of the Fund's total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (including U.S. Treasury bills, notes and bonds) and government mortgage-backed securities (pools of mortgage loans sold to investors by various governmental agencies) that have average lives or remaining maturities of five years or less.
 .  May also purchase other mortgage-backed securities, which are sold to investors by private issuers.
 .  The dollar-weighted average maturity of the Fund's investments will not exceed three years.
 . Uses the Salomon Brothers 15 Year Treasury/Government Sponsored Index as a benchmark for comparison.

 PRIMARY RISKS OF INVESTING IN THE FUND

 .  INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money.
 . INTEREST RATE RISK: Generally, the market value of fixed-income securities in the Fund can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund's share price will go up or down in response to interest rate changes.
 . MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 .  CREDIT RISK: An issuer of fixed-income securities could default on its obligation to pay interest and repay principal.
 .  A bond's credit rating could be downgraded. The Fund could lose money in either of these instances.
 .  MANAGEMENT RISK: A strategy used by the Adviser could fail to produce the intended results.
 . MORTGAGE-BACKED RISK: In addition to prepayment, call and extension risks, mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates.
 . CALL RISK: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 . EXTENSION RISK: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise.
   Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.
 . PREPAYMENT RISK: Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.
 . GOVERNMENT SECURITIES RISK: The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so.
 . MATURITY RISK: The Fund will not necessarily hold its securities to maturity, which could result in a loss of principal.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other government agency.

SIDEBAR: Fund Manager: Scott M. Colbert, CFA and Portfolio Manager
 .  Joined Commerce Bank in 1993
 .  Fund manager since Fund inception
 .  Director of Fixed-Income Investments for Commerce Bank's Investment
   Management Group
 .  12 years of experience

SIDEBAR: Please see the table on p. __   for more detailed information about the
investment practices of the Short-Term Government Fund and the risks associated with those practices.

SHORT-TERM GOVERNMENT FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to calendar year since inception of the Service Shares (for each complete year of the Service Shares' existence). The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future. The Fund's performance reflects expense limitations in effect. If expense limitations were not in place, the Fund's performance would have been reduced.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year

------------------------------------  Best Quarter:
Insert chart here                     Worst Quarter:
Data:                                 These figures do not reflect
1998                                  any applicable sales charges.
------------------------------------  If sales charges were reflected, returns would be less than shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                                       1 YEAR         3 YEARS         (1/2/97)
------------------------------------------------------------------------------------

Short-Term Government Fund           %             N/A            %
Salomon Brothers 15 Year             %             N/A            %
 Treasury/Govt. Sponsored Index *
------------------------------------------------------------------------------------

*The Salomon Brothers 15 Year Treasury/Government Sponsored Index is comprised of Treasury securities with a minimum principal amount of $1 billion and U.S. Government securities with a minimum principal amount of $100 million. The securities range in maturity from one to five years. The Index figures do not reflect any fees or expenses.

Fees and Expenses
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.


                                                                                  SHORT-TERM GOVERNMENT FUND
                                                                                        SERVICE SHARES
                                                                             ------------------------------------
Shareholder Transaction Expenses (fees paid directly from your investment)
   Maximum Sales Charge (load) Imposed on Purchases (as a percentage                        2.00%
   of offering price)......................................................
   Maximum Sales Charge (load) Imposed on Reinvested Distributions.........                 None
   Maximum Deferred Sales Charge (load) Imposed on Redemptions(1)..........                 None
   Redemption Fees.........................................................                 None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
   Management Fees(2)......................................................                __.__%
   Distribution (12b-1) Fees(3)............................................                __.__%
   Other Expenses(4).......................................................                 0.__%
   Total Annual Fund Operating Expenses(5).................................                __.__%
                                                                             ===================================

(1) A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

(2) The Adviser has voluntarily agreed to reduce the management fee by .__% of average daily net assets of the Fund. AS A RESULT OF THIS FEE WAIVER, THE CURRENT MANAGEMENT FEES FOR THE FUND ARE .__% OF AVERAGE DAILY NET ASSETS. THE WAIVER MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE ADVISER.

(3) Due to distribution fees, a long-term shareholder in the Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. (NASD).

(4) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(5) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE SHORT-TERM GOVERNMENT FUND TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES OF NOT MORE THAN .93% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE FEE WAIVER AND EXPENSE REIMBURSEMENT AT ANY TIME. THE EXPENSES IN THE TABLES ARE HIGHER THAN THOSE THAT THE FUND WILL ACTUALLY INCUR BECAUSE THEY DO NOT REFLECT THE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENTS MADE BY THE ADVISER. AS A RESULT OF THE EXPENSE LIMITATIONS, THE "MANAGEMENT FEES," "OTHER EXPENSES" AND "TOTAL ANNUAL FUND OPERATING EXPENSES" OF THE FUND ARE AS FOLLOWS:

          MANAGEMENT FEES                         .__%
          OTHER EXPENSES                          .__%
          TOTAL ANNUAL FUND OPERATING EXPENSES  __.__%

EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund (WITHOUT THE EXPENSE LIMITATIONS) with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years



                SHORT-TERM GOVERNMENT FUND FINANCIAL HIGHLIGHTS

  The following table describes the Fund's performance for the time periods stated. Information for the fiscal year ended October 31, 1997 reflects investment results of both Institutional and Service Shares of the Fund. (Service Shares were first offered on January 2, 1997.) Information for periods prior to January 2, 1997 is that of the Institutional Shares of the Fund. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).


                                                              YEAR ENDED OCTOBER 10/31
                                                              ------------------------
                                                                                                                      12/12/94
                                                           1998        1997            1997            1996          (INCEPTION)
                                                          SERVICE   SERVICE(a)    INSTITUTIONAL   INSTITUTIONAL    THROUGH 10/31/95
                                                          -------  -------------  --------------  --------------   ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $18.37          $ 18.43         $ 18.83          $ 18.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                $ 0.92          $  1.11         $  1.09          $  1.06
 Net realized and unrealized gain (loss) on                           $ 0.10          $  0.04         $ (0.18)         $  0.83
  investments(b)
DISTRIBUTION TO SHAREHOLDERS:
 From net investment income                                           $(0.92)         $ (1.11)        $ (1.09)         $ (1.06)
 From net realized gain on investments                                    --               --         $ (0.22)              --
NET ASSET VALUE, END OF PERIOD                                        $18.48          $ 18.47         $ 18.43          $ 18.83
TOTAL RETURN(C)                                                         5.81%            6.45%           5.02%           10.72%
NET ASSETS AT END OF PERIOD                                           $  450          $48,840         $33,839          $20,211
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                             0.93%(d)         0.68%           0.68%            0.68%(d)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET                    5.64%(d)         6.04%           5.90%            6.38%(d)
 ASSETS
RATIOS ASSUMING NO WAIVER OF INVESTMENT ADVISORY FEES
 OR EXPENSE REIMBURSEMENTS
 Ratio of expenses to average net assets                                1.36%(d)         1.11%           1.11%            1.14%(d)
 Ratio of net investment income to average net assets                   5.21%(d)         5.61%           5.47%            5.92%(d)
PORTFOLIO TURNOVER RATE                                                   36%              36%             12%             158%

--------------------------
(a)  Service Shares were first offered to the public on January 2, 1997.
(b)  Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)  Annualized.

BOND FUND

 Investment Objective

 . Seeks total return through current income and, secondarily, capital appreciation.

  Primary Investment Strategies
 . Invests at least 65% of its total assets in fixed-income securities (bonds) rated at the time of purchase A-/AAA or better by one of the four major ratings services or considered by the Adviser to be of equivalent quality.

 .  May invest up to 65% of its total assets in mortgage-backed and asset-backed securities.
 .  The market-weighted average credit rating of the Fund's entire portfolio will be AA-/Aa3 or better.
 .  Uses the Lehman Brothers Aggregate Bond Index as a benchmark for comparison.
   Although the Fund has no restriction on the maximum or minimum duration of any individual security it holds, the Fund's average effective duration will be within 30% of the duration of the Lehman Brothers Aggregate Bond Index.

 PRIMARY RISKS OF INVESTING IN THE FUND
 .  INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money.
 . MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 . INTEREST RATE RISK: Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up.
 . CREDIT RISK: An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond's credit rating could be downgraded. The Fund could lose money in either of these instances. The Fund may invest up to 35% of its assets in obligations rated BBB or Baa by certain ratings services. These obligations are considered to have speculative characteristics and are riskier than higher-rated obligations.
 .  MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results.
 . MORTGAGE-BACKED RISK: Mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to additional risks, including price volatility, liquidity, and enhanced sensitivity to interest rates.
 . ASSET-BACKED RISK: Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater risk of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid and therefore more difficult to value and liquidate, if necessary.
 . CALL RISK: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 . EXTENSION RISK: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise.
   Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.
 . PREPAYMENT RISK: Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.
 . MATURITY RISK: The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.

SIDEBAR: Please see the table on p. __   for more detailed information about the
investment practices of the Bond Fund and the risks associated with those practices.
SIDEBAR: Fund Manager: Scott M. Colbert, CFA and Portfolio Manager
 .  Joined Commerce in 1993
 .  Fund manager since Fund inception
 .  Director of Fixed-Income Investments for Commerce Bank's Investment
   Management Group
 .  12 years of experience
Sidebar: Duration:
"Duration" is a term used by investment managers to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. Duration takes into account the pattern of a security's cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. Duration also generally defines the effect of interest rate changes on bond prices. Generally, if interest rates increase by one percent, the value of a security having an effective duration of five years would decrease in value by five percent.

BOND FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to calendar year since inception of the Service Shares (for each complete year of the Service Shares' existence). The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future. The Fund's performance reflects expense limitations in effect. If expense limitations were not in place, the Fund's performance would have been reduced.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year

------------------------------------
{chart here}

1998
------------------------------------
Best Quarter:
Worst Quarter:
These figures do not reflect any applicable sales charges. If sales charges were reflected, returns would be less than shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

-----------------------------------------------------------------------------------
                                                                  Since Inception
                                      1 Year        3 Years           (1/2/97)
-----------------------------------------------------------------------------------

Bond Fund                          %              N/A           %
Lehman Bros. Aggregate Bond        %              N/A           %
 Index*
-----------------------------------------------------------------------------------

*The Lehman Brothers Aggregate Bond Index is a broad market-weighted index comprised of three major classes of investment-grade bonds with maturities greater than one year. The Index figures do not reflect any fees or expenses.

Fees and Expenses
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.


                                                                                       BOND FUND
                                                                                     SERVICE SHARES
                                                                               --------------------------

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (load) Imposed on Purchases (as a percentage of                   3.50%
   offering price)...........................................................
   Maximum Sales Charge (load) Imposed on Reinvested Distributions...........             None
   Maximum Deferred Sales Charge (load) Imposed on Redemptions(1)............             None
   Redemption Fees...........................................................             None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
   Management Fees...........................................................             0.__%
   Distribution (12b-1) Fees(2)..............................................             0.__%
   Other Expenses(3).........................................................             0.__%
                                                                                          ----
   Total Annual Fund Operating Expenses(4)...................................            __.__%
                                                                               =========================


(1) A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

(2) Due to distribution fees, a long-term shareholder in the Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. (NASD).

(3) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(4) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE BOND FUND TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES OF NOT MORE THAN 1.13% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE EXPENSE REIMBURSEMENT AT ANY TIME.



EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years




                         BOND FUND FINANCIAL HIGHLIGHTS

  The following table describes the Fund's performance for the periods indicated. Information for the fiscal year ended October 31, 1997 reflects investment results of both Institutional and Service Shares of the Fund. (Service Shares were first offered on January 2, 1997.) Information for periods prior to January 2, 1997 is that of the Institutional Shares of the Fund. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).


                                                                  Year Ended 10/31                                     12/112/94
                                                                  ----------------                                 (FUND INCEPTION)
                                                            1998       1997            1997            1996        THROUGH 10/31/95
                                                         Service    Service (A)    Institutional   Institutional    Institutional
                                                         -------  ------------     -------------   -------------   ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $19.00            $  19.07        $  19.61       $ 18.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                             $ 0.94            $   1.17        $   1.16       $  1.12
  Net realized and unrealized gain (loss) on                        $ 0.43            $   0.39        $  (0.28)      $  1.61
   investments(b)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        $(0.94)           $  (1.18)       $  (1.16)      $ (1.12)
  From net realized gain on investments                                 --            $  (0.02)       $  (0.26)           --
NET ASSET VALUE, END OF PERIOD                                      $19.43            $  19.43        $  19.07       $ 19.61
TOTAL RETURN(C)                                                       7.48%               8.50%           4.71%        15.59%
NET ASSETS AT END OF PERIOD (IN 000S)                               $  739            $217,803        $151,205       $98,504
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                           1.10%(d)            0.85%           0.84%         0.88%(d)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                  5.67%(d)            6.14%           6.10%         6.64%(d)
PORTFOLIO TURNOVER RATE                                                 19%                 19%             31%           58%

----------------------
(a) Service Shares were first offered to the public on January 2, 1997.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.

INVESTMENT SECURITIES AND PRACTICES

This table shows some of the investment methods and securities that the Funds may use. The Funds' Statement of Additional Information (available on request) contains a more complete discussion of the securities and practices each Fund may use, and the risks involved. The Funds' Annual Report shows the securities and practices each Fund is currently using. We encourage you to obtain and read a copy of the Statement of Additional Information and the Annual Report should you have any questions about the Funds' investment policies.

Key:
#t = percent of total assets the Fund may invest  x = not permitted
#n = percent of net assets the Fund may invest    e = equity portion of the Fund
a = no specific asset limitation on usage         f = fixed-income portion of the Fund

-----------------------------------------------------------------------------------------------------------------------------------

                                           GROWTH AND                       INTERNATIONAL                    SHORT-TERM
                                             INCOME      GROWTH  MIDCAP        EQUITY         BALANCED       GOVERNMENT       BOND
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT SECURITIES
American Depository Receipts             10t/2/          10t/2/  10t/2/  a                    10e/1/    x                    x
Asset-Backed Securities                  x               x       x       x                    65f/1/    x                    65t/4/
Convertible Securities                   a               a       a       a                    ae        x                    a
Corporate Debt Obligations               x               x       x       a                    af1       x                    a
Emerging Market Securities               x               x       x       a                    x         x                    x
Equity Securities                        a               a       a       a                    ae        x                    x
European Depository Receipts             x               x       x       a                    x         x                    x
Foreign Equity Securities                10t/2/          10t/2/  10t/2/  a                    10e/1/    x                    x
Foreign Debt and Foreign
 Government Securities                   x               x       x       a                    20f/1/    x                    20t
Hybrids                                  x               x       x       10t                  x         x                    x
Mortgage-Related Securities              x               x       x       x                    65f/1/    a/3/                 65t/4/
Municipal Obligations                    x               x       x       x                    20f/2/    x                    20t
Stripped Securities                      x               x       x       x                    af        x                    a
U.S. Government Obligations              a               a       a       a                    af        a/3/                 a
Variable and Floating Rate
 Instruments                             a               a       a       a                    a         a                    a
Zero Coupon Bonds                        a               a       a       a                    af        a                    a
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
-----------------------------------------------------------------------------------------------------------------------------------
Cross Hedging of Currencies              x               x       x       a                    x         x                    x
Foreign Currency Exchange Contracts      x               x       x       a                    x         x                    x
Futures Contracts & Related Options      a               a       a       a                    af        x                    a
Interest Rate Swaps, Mortgage Swaps,     x               x       x       x                    af        a                    a
 Caps and Floors
Mortgage Dollar Rolls                    x               x       x       x                    af        a                    a
Options on Foreign Currencies            x               x       x       a                    x         x                    x
Options on Securities and
 Securities Indices Indices              25t             25t     25t     5t                   5t        5t                   5t
Repurchase Agreements                    33 1/3t         33 1/3t 33 1/3t 33 1/3t              33 1/3t   33 1/3t              33 1/3t
When-Issued and Forward Commitments      a               a       a       a                    af        a                    a
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
RISKS   The following chart summarizes the types of risks from which loss may result.  More information about risks associated with the Funds provided on the following pages and in the Funds' Statement of Additional
 Information, which is available on request.
--------------------------------------------------------------------------------------------------------------
                             GROWTH                          INTERNATIONAL              SHORT-TERM
                               AND      GROWTH     MIDCAP       EQUITY      BALANCED    GOVERNMENT      BOND
                             INCOME
--------------------------------------------------------------------------------------------------------------

Asset-Backed Risk                                                             X                         X
Call Risk                                                                     X          X              X
Credit Risk                                                                   X          X              X
Currency Risk                                                  X
Emerging Market Risk                                           X
Extension Risk                                                                X          X              X
Euro Risk                                                      X
Foreign Risk                                                   X                                        X
Government Securities Risk                                                               X
Interest Rate Risk                                                            X          X              X
Investment Risk               X          X          X          X              X          X              X
Management Risk               X          X          X          X              X          X              X
Market Risk                   X          X          X          X              X          X              X
Maturity Risk                                                                            X              X
Mortgage-Backed Risk                                                          X          X              X
Prepayment Risk                                                               X          X              X
Small Company Stock Risk                            X
Year 2000 Risk                X          X          X          X              X          X              X
--------------------------------------------------------------------------------------------------------------


/1/ The Balanced Fund may invest up to 65% of the fixed income portion of its portfolio in asset-backed and/or mortgage-backed securities, up to 20% of its fixed income portion in municipal obligations, and up to 20% of its fixed income portion in debt obligations of foreign issuers. The Fund may invest up to 10% of its equity portion in securities issued by foreign issuers, including ADRs.
/2/ The Growth and Income, Growth and MidCap Funds may invest up to 10% of their total assets in foreign securities, including ADRs.
/3/ At least 65% of the Short-Term Government Fund's investments will be in U.S.
    Government issued or guaranteed securities (including mortgage-related securities issued or guaranteed by the U.S. Government) that have average lives or remaining maturities of five years or less.
/4/ The Bond Fund may invest up to 65% of its total assets in asset-backed and/or mortgage-related securities.

ASSET-BACKED RISK: Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater risk of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid and therefore more difficult to value and liquidate, if necessary. Ultimately, asset-backed securities are dependent upon payment of the underlying consumer loans or receivables by individuals, and the certificate holder frequently has not recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payments on these securities.

CALL RISK: An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

CREDIT RISK: An issuer of bonds may default on its obligation to pay interest and repay principal. A bond's credit rating could be downgraded. A Fund could lose money in either of these instances. The Bond Fund may invest up to 35% of its assets in obligations rated BBB or Baa by certain ratings services. These obligations are considered to have speculative characteristics and are riskier than higher rated obligations.

CURRENCY RISK: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency. Exchange rate movements can be large and unpredictable and can last for extended periods. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of a foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or foreign governments or central banks, or by currency controls or political development in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, the respective net currency positions of the International Equity Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the International Equity Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than would have if it did not maintain the currency positions. The Funds investing in foreign securities are all subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The International Equity Fund may enter into forward currency exchange contracts in an effort to hedge all or any portion of its portfolio positions. Specifically, foreign currency contracts may be used for this purpose to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Fund. Although the contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Fund may also enter into foreign currency exchange contracts to seek to increase total return when the Advisor anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the International

Equity Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor believes that there is a pattern of correlation between the currencies.

EMERGING MARKET RISK: To the extent that a Fund has investments in emerging market countries, it will be subject to abrupt and severe price declines. Many of the economic and political structures of these countries do not compare favorably with the United States in terms of wealth and stability, and their financial markets may lack liquidity. Investments in these countries are much riskier than those in mature countries. The International Equity Fund may invest its assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. As a result, the risks of investing in foreign securities, including the risks of nationalization and expropriation may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability of additional investments in those countries.
The small size and inexperience of the securities markets in certain countries and limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

EXTENSION RISK: An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher-yielding securities.

EURO RISK: Many European countries adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank was created to manage the monetary policy of the new unified region. On that same date, the exchange rates were irrevocably fixed between EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002. This change could still significantly impact the European capital markets in which the Funds invest and may result in a Fund facing risks that are different than the risks it ordinarily faces in pursuing its investment objectives. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Funds' NAV per share.

FOREIGN RISK: Foreign securities can be riskier and more volatile than U.S. securities. Adverse political, social and economic developments in foreign countries (including, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions) or changes in the value of foreign currency can make it harder for the portfolio to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting, and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Also, the costs attributable to investing abroad are usually higher than those of investing in the U.S. These costs include higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less market liquidity, more market volatility and political and economic instability. Additionally foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Countries in which the International Equity Fund may invest include, but are not limited to Argentina, Australia, Austria, Bangladesh, Belgium, Botswana, Brazil, Canada, Chile, China, Czech Republic, Denmark, Finland, France, Germany, Hong Kong, Hungary, India, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa Spain, Sweden, Switzerland, Thailand and the United Kingdom.

The Bond and Balanced Funds may invest in foreign debt and in the securities of foreign governments. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

The Balanced, Growth and Income, Growth, MidCap and International Equity Funds may invest in ADRs, some of which may not be sponsored by the issuing institution. A non-sponsored depository may not be required to disclose material information that a sponsored depository would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

GOVERNMENT SECURITIES RISK: The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

INTEREST RATE RISK: Generally, the market value of fixed-income securities in a Fund can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in a Fund, the more a Fund's share price will go up or down in response to interest rate changes.

INVESTMENT RISK: The value of your investment in a Fund may go up or down, which means that you could lose money.

MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results. The Adviser's assessment of companies whose securities are held by a Fund may prove incorrect, resulting in losses or poor performance, even under favorable market and interest rate conditions.

MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in a Fund to increase or decrease. A Fund's NAV may fluctuate with movements in the equity markets.

MATURITY RISK: A Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

MORTGAGE-BACKED RISK: In addition to prepayment, call and extension risks, mortgage-backed securities may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates. Collateralized mortgage-backed securities (CMOs) may exhibit even more price volatility and interest rate risk than other mortgage-backed securities. They may lose liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Adviser's analysis of the market value of the security. The Bond and Balanced Funds may purchase "stripped" mortgage-backed securities
(SMBS) and other types of "stripped" securities. SMBS, in particular, are more volatile and sensitive to interest rate changes than ordinary debt securities, and there is a greater risk that a Fund's initial investment in these securities may not be fully recouped.

PREPAYMENT RISK: Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return.

SMALL COMPANY STOCK RISK: Investing in securities of smaller companies may be riskier than investing in securities of larger, more established companies. Smaller companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. They often depend on a smaller, less experienced management group. Also, smaller company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of small company stocks may be more volatile than the prices of larger company stocks. As a result, a Fund's NAV may be subject to rapid and substantial changes if it invests in small company stocks.

YEAR 2000 RISKS: Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information and dates from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Funds' other major service providers.
At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem. The Year 2000 Problem would also adversely impact a Fund's portfolio holdings and the markets in which they invest, causing their shares prices to go down.

RISKS OF SHORT-TERM INVESTING: At times, the Adviser may decide to suspend the normal investment activities of a Fund by investing up to 100% of its assets in cash and cash equivalent short-term obligations, including money market instruments, a term that includes bank obligations, commercial paper, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. Bank obligations include obligations of foreign banks or foreign branches of U.S. banks. The Adviser may temporarily adopt a defensive position to reduce changes in the value of the Fund's shares that may result from adverse market, economic, political or other conditions. When the Adviser pursues a defensive strategy, the Funds may not be following their stated objectives and may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal investment strategies.

PORTFOLIO TURNOVER: The Funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareowners must pay tax on such capital gains.



                         ACCOUNT POLICIES AND FEATURES


THE FOLLOWING INFORMATION IS INTENDED TO HELP YOU UNDERSTAND HOW TO PURCHASE AND REDEEM SHARES OF THE COMMERCE FUNDS. IT WILL ALSO EXPLAIN THE FEATURES YOU CAN USE TO CUSTOMIZE YOUR COMMERCE FUNDS ACCOUNT TO MEET YOUR NEEDS.


                             BUYING SERVICE SHARES
HOW ARE SERVICE SHARES PRICED?
You pay a sales charge (load) to invest in these Funds. Service Shares of the Funds are purchased at their public offering price (POP), which is a Fund's net asset value (NAV) per share plus a front-end sales charge. The NAV is generally calculated as of the close of trading (usually 4:00 p.m. Eastern Time) on the New York Stock Exchange (NYSE) every day the NYSE is open. Your order will be priced as the NAV next calculated after your order is accepted by The Commerce Funds' Transfer Agent plus any applicable sales charge. Therefore, to receive the NAV of any given day, The Commerce Funds must accept your order by the close of regular trading on the NYSE that day. If The Commerce Funds receives and accepts your order after the NYSE closes, you will receive the NAV that is calculated on the close of trading on the following day. The Commerce Funds are open for business on the same days as the NYSE. Each Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds' Board of Trustees. Certain short-term securities may be valued at amortized cost, which approximates fair value.

Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Fund invested in foreign securities. You may not be able to redeem or purchase shares of an affected Fund during these times.

SIDEBAR: HOW TO CALCULATE NAV
 NAV = (VALUE OF ASSETS ATTRIBUTABLE TO THE CLASS) -- (LIABILITIES ATTRIBUTABLE
 ------------------------------------------------------------------------------
                                 TO THE CLASS)
                                 -------------
                   NUMBER OF OUTSTANDING SHARES OF THE CLASS

SALES CHARGE. The maximum front-end sales charge is 3.50% for each Fund (except the Short-Term Government Fund, which is 2.00%) and may be less based on the amount you invest, as shown in the following chart:


All Funds Except the Short-Term Government Fund:                                           Maximum Dealer's
                                                           As a % of        As a % of     Reallowance as a %
                                                         offering price  net asset value  of offering price
Amount of Purchase                                         per share        per share         per share*
                                                         --------------  ---------------  ------------------
Less than $100,000                                                 3.50             3.63               3.15
$100,000 but less than $250,000                                    2.50             2.56               2.25
$250,000 but less than $500,000                                    1.50             1.52               1.35
$500,000 but less than $1,000,000                                  1.00             1.01               0.90
$1,000,000 or more                                                 0.00**           0.00**             1.00**

*   Dealer's reallowance may be changed periodically.
** There is no initial sales charge on purchases of $1,000,000 or more of Service Shares; however, a contingent deferred sales charge (CDSC) of 1.00% will be imposed on the lesser of the POP or the NAV of the shares on the redemption date for shares redeemed within 18 months after purchase.
*** The Distributor may pay placement fees to dealers of up to 1.00% of the POP on purchases of Service Shares of $1,000,000 or more.



Short-Term Government Fund:                                                             Maximum Dealer's
                                                        As a % of       As a % of         Reallowance
                                                      offering price  net asset value      as a % of
                                                          price            value         offering price
Amount of Purchase                                      per share        per share          per share*
------------------                                     -------------  ---------------   ----------------
Less than $500,000                                          2.00**        2.04**               1.80***
$500,00 but less than $1,000,000                            1.00**        1.01**               0.90***
$1,000,000 or more                                          0.00**        0.00**               1.00***

*   Dealer's reallowance may be changed periodically.
** There is no initial sales charge on purchases of $1,000,000 or more of Service Shares; however, a CDSC of 1.00% will be imposed on the lesser of the POP or the NAV of the shares on the redemption date for shares redeemed within 18 months after purchase.
*** The Distributor may pay placement fees to dealers of up to 1.00% of the POP on Service Shares purchases of $1,000,000 or more.

WHEN THERE IS NO SALES CHARGE: There is no sales charge on Service Shares purchased by the following types of investors or transactions:

 .  automatic reinvestments and cross reinvestments of dividends and capital gain distributions;
 .  the Exchange Privilege described below;
 .  the Redemption Reinvestment Privilege described below;
 .  non-profit organizations, foundations and endowments qualified under Section
   501(c)(3) of the Internal Revenue Code (excluding individual tax sheltered annuities);
 . any state, county or city, or any instrumentality, department, authority or agency thereof, prohibited by applicable laws from paying a sales charge for the purchase of Fund shares;
 . registered representatives of dealers who have entered into dealer agreements with Goldman, Sachs & Co. to the extent permitted by such firms and for their customers;
 . financial planners and their clients; or . customers of Commerce Bank's Investment Management Group (IMG) who purchase shares for an account that is outside the IMG relationship.

WHAT IS THE MINIMUM INVESTMENT FOR THE FUNDS?

                                                                                          INITIAL           Additional
                                                                                         INVESTMENT         Investments
                                                                                         ----------         -----------
REGULAR ACCOUNT............................................................                  $1,000         $250
AUTOMATIC INVESTMENT ACCOUNT...........................................................      $  500         $50/month
INDIVIDUAL RETIREMENT ACCOUNTS (except SEP & SIMPLE IRAs), Keogh Plans, corporate
 retirement plans, public employer deferred plans, profit sharing plans and 401(k)           $1,000         $250
 plans...
 SEP AND SIMPLE IRAS.........................................................                 $   50        $50/month


How Do I Buy Service Shares?

The following section describes features and gives specific instructions on how to purchase Service Shares directly from The Commerce Funds. The Commerce Funds has authorized certain dealers to purchase shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1. CONSIDER THE FOLLOWING FEATURES TO CUSTOMIZE YOUR ACCOUNT:

 . MAKING AUTOMATIC INVESTMENTS: The Automatic Investment feature lets you transfer money from your financial institution account into your Fund account automatically either on the 1st or the 15th of the month. The Automatic Investment feature is one way to use dollar cost averaging to invest (see below). Only accounts at U.S. financial institutions that permit automatic withdrawals through the Automated Clearing House (ACH) are eligible. Check with your financial institution to determine eligibility.

 . USING DOLLAR COST AVERAGING: Dollar cost averaging involves investing a dollar amount at regular intervals. Because more shares are purchased during periods with lower share prices and fewer shares are purchased when the price is higher, your average cost per share may be reduced. In order to be effective, dollar cost averaging should be followed on a regular basis. You should be aware, however, that shares bought using dollar cost averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find dollar cost averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through dollar cost averaging on your own or through the Automatic Investment feature described above.

 .  USING RIGHTS OF ACCUMULATION: When you buy Service Shares of The Commerce
   Funds, your current total investment determines the sales charge (loads) you pay. Since larger investments receive a discounted sales charge, the sales charge (load) you pay may subsequently be reduced as you build your investment.

   To buy Service Shares at a reduced sales charge under Rights of Accumulation, you must indicate at the time of purchase that a quantity discount is applicable. (See section __ of the application.) A reduction in sales charge is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge.

   Example: Suppose you own Service Shares with a current total value of $90,000 that can be traced back to the purchase of the shares with a sales charge. If you subsequently invest $10,000 in any Fund within The Commerce Funds family (except the Short-Term Government Fund), you will pay a reduced sales charge of 2.50% of the POP on the additional purchase.

 . USING LETTERS OF INTENT: You may also buy Service Shares at a reduced sales charge under a written Letter of Intent, a non-binding commitment to invest a total of at least $100,000 in one or more Funds of The Commerce Funds within a period of 13 months and under the terms and conditions of the Letter of Intent. Service Shares you buy under a Letter of Intent will be eligible for the same sales charge discount that would have been available had all of your Service Shares been made at once. To use this feature, complete the Letter of Intent section on your account application. A Letter of Intent must be filed with The Commerce Funds within 90 days of the first investment under the Letter of Intent provision.

Things to consider when completing a Letter of Intent:
 . The Letter of Intent does not bind you to buy or sell shares of the full amount at the sales charge indicated--you must complete the intended purchase to obtain the reduced sales charge.
 . When you sign a Letter of Intent, The Commerce Funds will hold in escrow a sufficient number of shares which can be sold to make up any difference in the sales charge on the amount actually invested.
 .  After you fulfill the terms of the Letter of Intent, the shares in escrow will be released.
 . If your aggregate investment exceeds that indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales charge applicable to your excess investment.
 . You may combine purchases that are made by members of your immediate family, or the total investments of a trustee or custodian of any qualified pension or profit-sharing plan or IRA established for your benefit. Please reference on the account application the accounts that are to be combined for this purpose.

2.  CONTACT THE COMMERCE FUNDS TO OPEN YOUR ACCOUNT.

By Mail:
-------
Complete an account application. Mail the completed application and a check payable to The Commerce Funds to:
  The Commerce Funds
  c/o Shareholder Services
  P.O. Box 419525
  Kansas City, MO 64141-6525


In Person
---------
You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in opening an account.

HOW DO I ADD TO MY COMMERCE FUNDS ACCOUNT?
To add to your original investment, you may either mail your additional investment to the address above or you may use Electronic Funds Transfer. To use Electronic Funds Transfer, have your bank send your investment to:

Investors Fiduciary Trust Company, with these instructions:

  ABA #101003621
  Account #756-044-3
  Your name and address
  Your social security or tax ID number
  Name of the Fund
  Class of shares
  Your new account number

 .  Federal regulations require you to provide a certified Taxpayer
   Identification Number upon opening or reopening an account.

 . If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and must be drawn only on U.S. banks.

WHAT ARE MY OPTIONS FOR CHANGING MY INVESTMENT WITHIN THE COMMERCE FUNDS?

 . CHANGING SHARES FROM FUND TO FUND: As a shareholder, you have the privilege of exchanging your shares for Service Shares of any other Commerce Fund.

 .  Exchanges may also be made with the Goldman Sachs Institutional Liquid Assets
   Prime Obligations Portfolio ("Money Market Fund"). Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as investment adviser for the Money Market Fund. Service Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described above. The Commerce Funds reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination of the exchange privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission (SEC). Before exchanging your shares, you should consider carefully the investment objectives, policies, risks and expenses of the Fund you are acquiring.

 . MAKING AUTOMATIC EXCHANGES: You may request on your account application that a specified dollar amount of Service Shares be automatically exchanged for Service Shares of any other Commerce Fund or Institutional Shares of the Commerce National Tax-Free Intermediate Bond Fund or the Commerce Missouri Tax-Free Intermediate Bond Fund. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: 1) the minimum dollar amount for automatic exchanges must be at least $250 per month; 2) the value of the account in the originating Fund must be at least $1,000 after the exchange; 3) the value of the account in the acquired Fund must equal or exceed the acquired Fund's minimum initial investment requirement; and 4) the names, addresses and taxpayer identification number for the shareholder accounts of the exchanged and acquired Funds must be identical.

 . CROSS REINVESTING OF DISTRIBUTIONS: You may invest dividend or capital gain distributions from one Fund of the Service Class to another Fund of the Service Class or to a tax-free Fund of the Institutional Class as mentioned above. If you elect to reinvest the distributions paid by one Fund in shares of another Fund of The Commerce Funds, the dividends or distributions will be treated as received by you for tax purposes. Cross reinvestment privileges do not apply to the Money Market Fund described under "Changing Shares From Fund to Fund."



                            REDEEMING SERVICE SHARES

YOU MAY SELL SHARES AT ANY TIME: Your shares will be sold at the NAV next calculated after your order is accepted by The Commerce Funds' Transfer Agent. Your order will be processed promptly and you will generally receive the proceeds within a week. PLEASE NOTE: If the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 15 business days.

RECEIPT OF PROCEEDS FROM A SALE: Ordinarily, sale proceeds will be disbursed the next business day following receipt by the Transfer Agent of a properly completed order. Payment by check will ordinarily be made within seven calendar days following redemption or you can have your proceeds sent by federal wire to your financial institution account. Proceeds will normally be wired the business day after your request to redeem shares is received in good order by the Transfer Agent. Your request to wire proceeds is subject to the financial institution's wire charges.

Written requests to sell Service Shares must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a SIGNATURE GUARANTEE. You may obtain a SIGNATURE GUARANTEE from most banks or securities dealers. Guarantees from notaries public will not be accepted.

HOW DO I REDEEM SHARES FROM MY COMMERCE FUNDS ACCOUNT?

The following section describes how to redeem shares directly through The Commerce Funds. The Commerce Funds has authorized certain dealers to redeem shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.


1.   CONSIDER USING AN AUTOMATED REDEMPTION:

 . MAKING AUTOMATIC WITHDRAWALS: If you are a shareholder with an account valued at $5,000 or more, you may withdraw amounts in multiples of $100 or more from your account on a monthly, quarterly, semi-annual or annual basis through the Automatic Withdrawal feature. At your option, monthly withdrawals may be made on either the 1st or 15th day of the month; quarterly, semi-annual and annual withdrawals will be made on either the 1st or 15th day of the month(s) selected. To participate in this feature, supply the necessary information on the account application or in a subsequent written request. This feature may be suspended should the value of your account fall below $500.

2.  CONTACT THE COMMERCE FUNDS TO REDEEM SHARES FROM YOUR ACCOUNT.

By Mail:

Write a letter to us that gives the following information:
   .  names of all account owners
   .  your account number
   .  the name of the Fund
   .  the dollar amount you want to redeem
   .  what we should do with the proceeds

Each owner, including each joint owner should sign the letter. Mail your request to:
     The Commerce Funds
     c/o Shareholder Services
     P. O. Box 419525
     Kansas City, MO 64141-6525

By Telephone--Requesting Proceeds Be Wired:
Call The Commerce Funds with your request.  Please see "What Are The Important
  Things To Consider When Contacting The Commerce Funds by Telephone" below for specific instructions. When requesting a redemption by wire you must be redeeming shares in the amount of $1,000 or more. Also, the Fund must have your financial institution account information already on file. Proceeds will be wired directly to this designated account.

By Telephone--Requesting Proceeds Be Sent By Check:
Call The Commerce Funds at 1-800-995-6365 (8am4pm CST) with your request.
  Please see "What Are The Important Things to Consider When Contacting The Commerce Funds by Telephone" below for specific instructions. The check will be made payable to the shareholder(s) of record and sent to the address listed on your account.

In Person:
You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in redeeming shares from your account.

WHAT ARE THE IMPORTANT THINGS TO CONSIDER WHEN CONTACTING THE COMMERCE FUNDS BY TELEPHONE?

You may call us at 1-800-995-6365 (8 a.m.4 p.m. CST) to explain what you want to do. To make additions by phone or request electronic transfers or request redemptions, we need your prior written authorization. If you did not check the box in Section 8 of your original account application, you must send us a letter that gives us this authorization.

Telephone purchases will be made at the NAV next determined after the Transfer
  Agent receives payment for the transaction. If you should experience difficulty in redeeming your shares by telephone (e.g., because of unusual market activity), we urge you to consider redeeming your shares by mail.

  You should note that the Transfer Agent may act on a telephone purchase or redemption request from any person representing himself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use all procedures considered reasonable; the Funds may be liable for any losses if they fail to do so.

                                GENERAL POLICIES

 . DIVIDENDS AND DISTRIBUTIONS POLICY: As a Fund shareholder, you are entitled to any dividends and distributions from net investment income and net realized capital gains. You can choose one of the following distribution options for dividends and capital gains:

     (1) reinvest all dividend and capital gain distributions in additional Service Shares,
     (2) receive dividend distributions in cash and reinvest capital gain distributions in additional Service Shares,
     (3) receive all dividend and capital gain distributions in cash, or
     (4) have all dividend and capital gain distributions deposited directly into your designated account at a financial institution.

  If you do not select an option when you open an account, all distributions will automatically be reinvested in additional Service Shares of the same Fund. For your protection, if you elect to have distributions mailed to you and these cannot be delivered, they will be reinvested in additional Service Shares of the same Fund. To change your distribution option, contact The Commerce Funds at 1-800-995-6365 (8 a.m. to 4 p.m. CST). The change will become effective after it is received and processed by the Transfer Agent.



                             MONTHLY     QUARTERLY     ANNUAL         NET REALIZED CAPITAL
           FUND             DIVIDENDS*  DIVIDENDS**  DIVIDENDS***        GAINS ****
--------------------------  ----------  -----------  ------------   --------------------
Growth and Income Fund                       X                               X
Growth Fund                                  X                               X
MidCap Fund                                                   X              X
International Equity Fund                                     X              X
Balanced Fund                                X                               X
Short-Term Government Fund
                                X                                            X
Bond Fund                       X                                            X

*Monthly dividends are declared daily but are only distributed on or about the last business day of the month.
**Quarterly dividends are both declared and paid on the calendar quarter months. ***Annual dividends are both declared and paid in December.
****Each Fund declares and distributes net realized capital gains annually (December).

   THE COMMERCE FUNDS RESERVES THE RIGHT TO:

 . Redeem your account involuntarily if, after 60 days' written notice, your account's value remains below a $500 minimum balance. We will not redeem your account involuntarily if the value falls below the minimum balance solely as a result of market conditions. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

 .  Suspend or delay the payment of redemption proceeds when the NYSE is closed
   (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SE C, during any emergency as determined by the Securities and Exchange Commission (SEC) or during other periods of unusual market conditions.

 .  Without notice, stop offering shares of a Fund, reject any purchase order
   (including exchanges), or bar an investor who is engaging in excessive trading from purchasing or exchanging shares of a Fund.

ARRANGEMENTS WITH CERTAIN INSTITUTIONS

Financial institutions or their designees that have entered into agreements with The Commerce Funds or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Fund's pricing on the following business day. If payment is not received by the Fund's Transfer Agent by such time, the financial institution could be held liable for resulting fees or losses. The Commerce Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Fund in proper form will be priced at the Fund's NAV next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible for their customers and The Commerce Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.

                         BUSINESS OF THE COMMERCE FUNDS

SHAREHOLDER SERVICING

The Commerce Funds have adopted a distribution plan under Rule 12b-1 that permits each Fund to pay up to 0.25% annually of their average daily net assets attributable to the Service Class Shares. The Funds also have adopted a Shareholder Administrative Services Plan that permits each Fund to pay up to 0.25% of average daily net assets to third parties for providing shareholder services to Commerce Fund shareholders. Because these fees are paid out of each Fund's assets, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain financial institutions may charge their customers account fees for purchasing or redeeming shares of The Commerce Funds. These institutions may provide shareholder services to their clients that are not available to a shareholder dealing directly with The Commerce Funds. Each institution is responsible for notifying its customers regarding its fees and additional or changed purchase or redemption terms. You should contact your financial institution for this information.

The Distributor and its affiliates may, out of its administration fee or other resources, pay a fee of up to 0.25% of the amount invested or additional incentives to dealers who initiate and are responsible for purchases of shares of The Commerce Funds. In addition, at its expense, the Distributor will provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations of purchases and redemptions.

                                TAX INFORMATION

The following is a brief summary of the federal income tax consequences of investing in The Commerce Funds. You may also have to pay state and local taxes on your investment, and you should always consult with your tax adviser for specific guidance on your investment in The Commerce Funds.

TAXES ON DISTRIBUTIONS
The Funds' distributions will generally be taxable to shareholders as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year, The Commerce Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as "buying into a dividend."

TAXES ON EXCHANGES AND REDEMPTIONS
When you redeem or exchange shares in any Fund, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares. The one major exception to these tax rules is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable.

BACKUP WITHHOLDING
By law, The Commerce Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

INTERNATIONAL EQUITY FUND
It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may elect to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.


                               SERVICE PROVIDERS

                               -----------------

INVESTMENT ADVISER: COMMERCE BANK, N.A. (THE "ADVISER")
  Commerce Bank, N.A. serves as Adviser for the Funds, selecting investments and making purchases and sale orders for securities in each Fund's portfolio. Commerce Bank with offices at 8000 Forsyth Boulevard, St. Louis, Missouri 63105 and 922 Walnut Street, Kansas City, Missouri 64106, is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce Bank has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 1998, the Adviser and its affiliates had approximately $________ billion in assets under management.

  The Adviser receives a fee for the advisory services provided and expenses assumed under the Advisory Agreement. During the last fiscal year, the Funds paid the Adviser the following fees, calculated as a percentage of the Funds' average daily net assets:


                                                                               CONTRACTUAL ANNUAL RATE     ACTUAL RATE PAID IN
                                                                               ------------------------      FISCAL YEAR 1998
                                                                                                         ------------------------
   Growth and Income Fund....................................................            0.75%                    0.75%
   Growth Fund...............................................................            0.75%                    0.75%
   MidCap Fund...............................................................            0.75%                    0.75%
   International Equity Fund.................................................            1.50%                    0.99%
   Balanced Fund.............................................................            1.00%                    0.50%
   Short-Term Government Fund................................................            0.50%                    0.30%
   Bond Fund.................................................................            0.50%                    0.50%

Any difference between the contractual fees and the actual fees paid by the Funds reflects that the Adviser did not charge the full amount of the fees to which it would have been entitled. The Adviser may discontinue or modify its voluntary waiver in the future at its discretion.



FUND MANAGERS:

------------------------------------------------------------------------------------------------------------------------
PERSON                                                    FUND(S)                                 EXPERIENCE
------------------------------------------------------------------------------------------------------------------------
John Bartlett, CFA, Vice President       Growth and Income                             Joined Commerce Bank in 1991
                                                                                       Fund manager since inception
------------------------------------------------------------------------------------------------------------------------

Scott M. Colbert, CFA, Vice President    Short-Term Government, Bond, Fixed-           Joined Commerce Bank in 1993
                                         Income portion of Balanced                    Fund manager since inception
                                                                                       12 years of experience

------------------------------------------------------------------------------------------------------------------------
Paul D. Cox, CFA, Vice President         MidCap                                        Joined Commerce Bank in 1989
                                                                                       18 years of experience
                                                                                       Fund manager since inception
------------------------------------------------------------------------------------------------------------------------
Joseph C. Williams III, CFA, Vice        Growth, equity portion of Balanced            Joined Commerce Bank in 1975
 President                                                                             Fund manager since inception
                                                                                       23 years of experience

------------------------------------------------------------------------------------------------------------------------


SUB-ADVISER: ROWE PRICE-FLEMING INTERNATIONAL, INC. ("PRICE-FLEMING" OR THE "SUB-ADVISER")

  Rowe Price-Fleming International, Inc., a joint venture established in 1979 between T. Rowe Price Associates and the London-based Fleming Group, serves as Sub-Adviser to the International Equity Fund. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 1998, Price-Fleming managed approximately $___ billion in investments for individual and institutional accounts.

  Martin G. Wade manages the Fund day-to-day and has been chairman of its Investment Advisory Committee since the Fund's inception. He joined Price-Fleming in 1979.

  For the services provided and expenses assumed under the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a monthly management fee at an annual rate of 0.75% of the first $20 million of the Fund's average daily net assets, 0.60% of the next $30 million of average daily net assets, and 0.50% of average daily net assets above $50 million. When the Fund's assets reach $200 million, the Sub-Adviser has agreed to waive fees in excess of 0.50%, on an annualized basis, on the average daily net assets of the Fund. For the fiscal year ended October 31, 1998, Price-Fleming received advisory fees at the effective annual rate of 0.__% of the International Equity Fund's average daily net assets.

ADMINISTRATOR: GOLDMAN SACHS ASSET MANAGEMENT ("GSAM" OR THE "ADMINISTRATOR")

  GSAM serves as Administrator of each of the Funds. GSAM is located at One New York Plaza, New York, New York 10004. GSAM is a separate operating division of Goldman, Sachs & Co., the Distributor of the Funds.

DISTRIBUTOR: GOLDMAN, SACHS & CO. ("GOLDMAN" OR THE "DISTRIBUTOR")

  Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 85 Broad Street, New York, New York 10004.

TRANSFER AGENT: STATE STREET BANK AND TRUST COMPANY ("State Street" or THE "TRANSFER AGENT")

  State Street has delegated its responsibilities as Transfer Agent to its indirect subsidiary, National Financial Data Services, Inc. ("NFDS"). State Street is located at 225 Franklin Street, Boston, Massachusetts 02110. NFDS is located at 1004 Baltimore Street, Kansas City, Missouri 64105.

CUSTODIAN: STATE STREET BANK AND TRUST COMPANY (THE "CUSTODIAN")

  State Street also serves as the Custodian of each of the Funds.

                     HOW CAN I CONTACT THE COMMERCE FUNDS?

  If you would like more information about The Commerce Funds, you may request the following documents:

                      STATEMENT OF ADDITIONAL INFORMATION

  The Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

  The Funds' annual and semi-annual reports contain additional information about the Funds' investments. The annual report also discusses market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

     To make shareholder inquiries or to receive free copies of the SAI and the annual and semi-annual reports, contact The Commerce Funds at:

                               The Commerce Funds
                                P.O. Box 419525
                           Kansas City, MO 64141-6525
                           (toll-free) 1-800-995-6365

     You may also receive information about The Commerce Funds by:

        Contacting a registered investment representative at selected broker/dealers or Commerce Bank locations (call 1-800-995-6365 if you need assistance in contacting your representative); or

        Calling The Commerce Funds' transfer agent directly at 1-800-995-6365;
        or

        Accessing The Commerce Funds' Website at WWW.COMMERCEFUNDS.COM. The Commerce Funds' website contains performance information about each of the Funds as of the most recent calendar quarter. It also contains daily NAV prices for the Funds and occasionally will have financial market commentary from the Investment Adviser. We invite you to visit the site frequently to get the latest information on The Commerce Funds.


  You can review, for a fee, the reports of the Funds and the SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-900-SEC-0330. You can get copies of this information for free on the SEC's Internet site at http://www.sec.gov.

The Funds' investment company registration number is 811-8598.

                                      LOGO



                           THE GROWTH AND INCOME FUND

                                THE GROWTH FUND

                                THE MIDCAP FUND

                         THE INTERNATIONAL EQUITY FUND

                               THE BALANCED FUND

                         THE SHORT-TERM GOVERNMENT FUND

                                 THE BOND FUND

                  THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

                  THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND






                                 March 1, 1999
                              Institutional Shares
                                   Prospectus


These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                PAGE
OVERVIEW OF EACH FUND..........................................   2
     GROWTH AND INCOME FUND....................................   2
     GROWTH FUND...............................................   4
     MIDCAP FUND...............................................   7
     INTERNATIONAL EQUITY FUND.................................   9
     BALANCED FUND.............................................  13
     SHORT-TERM GOVERNMENT FUND................................  16
     BOND FUND.................................................  20
     NATIONAL TAX-FREE INTERMEDIATE BOND FUND..................  23
     MISSOURI TAX-FREE INTERMEDIATE BOND FUND..................  27
INVESTMENT SECURITIES AND PRACTICES............................  31
ACCOUNT POLICIES AND FEATURES..................................  39
     BUYING INSTITUTIONAL SHARES...............................  39
     REDEEMING INSTITUTIONAL SHARES............................  41
     GENERAL POLICIES..........................................  43
TAX INFORMATION................................................  45
SERVICE PROVIDERS..............................................  46
HOW CAN I CONTACT THE COMMERCE FUNDS?..........................  49

                               THE COMMERCE FUNDS

The Commerce Funds consists of nine investment portfolios, each of which has a separate pool of assets with separate investment objectives and policies. This prospectus offers Institutional Shares of all nine investment portfolios.

THE GROWTH AND INCOME FUND seeks both capital appreciation and current income.

THE GROWTH FUND seeks capital appreciation and, secondarily, current income and dividend growth potential.

THE MIDCAP FUND seeks long-term capital appreciation.

THE INTERNATIONAL EQUITY FUND seeks total return with an emphasis on growth of capital.

THE BALANCED FUND seeks total return through a balance of capital appreciation and current income consistent with preservation of capital.

THE SHORT-TERM GOVERNMENT FUND seeks current income consistent with preservation of principal.

THE BOND FUND seeks total return through current income and, secondarily, capital appreciation.

THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND seeks current income exempt from federal income tax as is consistent with the preservation of capital.

THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND seeks current income exempt from federal and, to the extent possible, from Missouri income taxes, as is consistent with the preservation of capital.



{Sidebar: What These Funds Are: These Funds are mutual funds. A mutual fund is a
 -------
pooled investment that gives you an opportunity to participate in financial markets. Each Fund is professionally managed. Each Fund has stated goals that it attempts to reach. However, as with all mutual funds, none of these Funds can offer guaranteed results. You could lose money in these Funds, but you also have the potential to make money.}

{What These Funds Are Not: An investment in any of these Funds is not a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other agency of the government.}

                             OVERVIEW OF EACH FUND

GROWTH AND INCOME FUND

INVESTMENT OBJECTIVES

 .    Seeks capital appreciation and current income.

     PRIMARY INVESTMENT STRATEGIES

 .    Invests, under normal market conditions, at least 65% of total assets in equity securities, primarily common stock.
 .    Seeks to purchase stocks that represent value relative to their current price.
 .    Generally purchases common stock of companies with market capitalizations over $500 million. The average capitalization of companies whose stocks were held by the Fund was $__ as of December 31, 1998. This compares to an average capitalization of $__ for the S&P 500 Index on the same date.
 .    Anticipates using 60 to 80 stocks to achieve a diversified portfolio.
 .    Uses both the Russell 1000 Value Index and the S&P 500 as benchmarks for comparison. The Russell 1000 is used for comparison on an annual basis and the S&P 500 is used for comparison over a complete market cycle (typically 5-7 years).

     PRIMARY RISKS OF INVESTING IN THE FUND

 .    INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
 .    MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund's net asset value may fluctuate with movements in the equity market.
 .    MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results.

An investment in the Fund is not a deposit of Commerce Bank, N.A. (Commerce
Bank), and is not insured or guaranteed by the FDIC or any other government agency.

SIDEBAR: Please see the table on p. __ for more detailed information about the investment practices of the Growth and Income Fund and the risks associated with those practices.
SIDEBAR: John Bartlett, CFA and Portfolio Manager
 .  Joined Commerce Bank in 1991
 .  Fund manager since Fund inception
 .  21 years of experience

GROWTH AND INCOME FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to calendar year since its inception (for each complete calendar year of the Fund's existence). The table compares the Fund's performance over time to that of broad-based securities market indices. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future. The Fund's performance reflects expense limitations in effect. If expense limitations were not in place, the Fund's performance would have been reduced.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year

---------------------------------
{chart here}
1998:

---------------------------------
Best Quarter:
Worst Quarter:


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
------------------------------------------------------------------------------
                                                               Since Inception
                                   1 Year       3 Years           (3/3/97)
------------------------------------------------------------------------------
Growth and Income Fund             %              N/A         %
S&P 500 Index*                     %              N/A         %
Russell 1000 Value Index**
------------------------------------------------------------------------------
*The S&P 500 Index is an unmanaged index that emphasizes large capitalization companies.
**The Russell 1000 Value Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization, with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any fees or expenses.

FEES AND EXPENSES
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.

                                                                                  GROWTH AND INCOME FUND
                                                                                   INSTITUTIONAL SHARES
                                                                                   --------------------

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                                                                                NONE
    Maximum Sales Charge (load) Imposed on Purchases (as a percentage
    of offering price).....................................................                None
    Maximum Sales Charge (load) Imposed on Reinvested Distributions........                None
    Maximum Deferred Sales Charge (load) Imposed on Redemptions............                None
    Redemption Fees........................................................                None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
    Management Fees........................................................              0.__%
    Other Expenses(1)......................................................              0.  %
    Total Annual Fund Operating Expenses(2).................................             ====%

(1) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(2) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE GROWTH AND INCOME FUND TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES OF NOT MORE THAN 1.20% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE EXPENSE REIMBURSEMENT AT ANY TIME.

EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year 3 Years  5 Years  10 Years


                  GROWTH AND INCOME FUND FINANCIAL HIGHLIGHTS

        The following table describes the Fund's performance for the time periods stated. Shares of this Fund were first offered on March 3, 1997. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).



                                                                                           3/3/97(a)
                                                                      YEAR ENDED            THROUGH
        INSTITUTIONAL SHARES                                           10/31/98            10/31/97
        --------------------                                          ----------           ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $ 18.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                                      $  0.15
 Net realized and unrealized gain(loss) on investments(b)                                   $  3.80
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                                                 $ (0.13)
 From net realized gain on investments                                                      $   --
NET ASSET VALUE, END OF PERIOD                                                              $ 21.82
TOTAL RETURN(c)                                                                               22%
 NET ASSETS AT END OF PERIOD (IN 000'S)                                                     $45,173
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                                 1.20%(d)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                        1.30%(d)
RATIOS ASSUMING NO EXPENSE REIMBURSEMENTS:
 Ratio of net expenses to average net assets                                                2.02%(d)
 Ratio of net investment loss to average net assets                                         0.48%(d)
PORTFOLIO TURNOVER RATE                                                                        5%

----------------------
(a)    Commencement of operations.
(b)    Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(d)    Annualized.


GROWTH FUND

 INVESTMENT OBJECTIVE

 .   Seeks capital appreciation and, secondarily, current income and dividend growth potential.

PRIMARY INVESTMENT STRATEGIES
 .   Invests principally in stocks of companies that have shown and are expected to show above-average growth in earnings and return on equity.
 .   Generally purchases common stock of companies with market capitalizations over $500 million. The average capitalization of companies whose stocks were held by the Fund as of December 31, 1998 was $__ billion.

 .   Invests, under normal market conditions, at least 65% of total assets in equity securities, primarily common stock.
 .   Anticipates using 45 to 55 stocks to achieve a diversified portfolio.
 .   Uses the S&P 500 Index as a benchmark for comparison.

 PRIMARY RISKS OF INVESTING IN THE FUND

 .   INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.
 .   MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 .   MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.
SIDEBAR Please see the table on p.__ for more detailed information about the investment practices of the Growth Fund and the risks associated with those practices.
Sidebar: Fund Manager: Joseph C. Williams III, CFA and Portfolio Manager
 .   Joined Commerce Bank in 1975
 .   Fund manager since Fund inception
 .   23 years of experience

GROWTH FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to calendar year since its inception. The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year
--------------------------------
{chart here}
1998
1997
1996
1995
--------------------------------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
----------------------------------------------------------------------------
                                                           Since Inception
                                  1 Year       3 Years       (12/12/94)
----------------------------------------------------------------------------
Growth Fund                        %              %            %
S&P 500 Index*                     %              %            %
----------------------------------------------------------------------------
*The S&P 500 Index is an unmanaged index that emphasizes large capitalization companies. The Index figures do not reflect any fees or expenses.

FEES AND EXPENSES
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.


                                                                                      GROWTH FUND
                                                                                  INSTITUTIONAL SHARES
                                                                               --------------------------
SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
  Maximum Sales Charge (load) Imposed on Purchases (as a percentage of
  offering price)............................................................             None
  Maximum Sales Charge (load) Imposed on Reinvested Distributions............             None
  Maximum Deferred Sales Charge (load) Imposed on Redemptions................             None
  Redemption Fees ...........................................................             None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
  Management Fees............................................................          0.___%
  Other Expenses(1)..........................................................          0.   %
                                                                                       -----
   Total Annual Fund Operating Expenses(2)...................................               %
                                                                                       =====


(1) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(2) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE GROWTH FUND TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES OF NOT MORE THAN 1.13% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE EXPENSE REIMBURSEMENT AT ANY TIME.

EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years


                        GROWTH FUND FINANCIAL HIGHLIGHTS

        The following table describes the Fund's performance since its inception. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).


                                                                             Year Ended 10/31                 12/12/94
                                                                             ----------------                (Inception)
                   Institutional Shares                        1998                1997          1996        TO 10/31/95
                   --------------------                        ----                ----          ----        -----------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $  28.95      $  24.68         $  18.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                            $   0.19      $   0.19         $   0.15
 Net realized and unrealized gain on investments(a)                               $   7.51      $   5.40         $   6.68
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                                       $  (0.19)     $  (0.19)        $  (0.15)
 From net realized gain on investments                                            $  (1.92)     $  (1.13)              --
NET ASSET VALUE, END OF PERIOD                                                    $  34.54      $  28.95         $  24.68
TOTAL RETURN(b)                                                                      28.12%        23.43%           38.06%
NET ASSETS AT END OF PERIOD (IN 000'S)                                            $343,773      $208,908         $141,735
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                           1.11%         1.08%        1.11%(C)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                  0.60%         0.72%        0.81%(C)
PORTFOLIO TURNOVER RATE                                                                 32%           36%          33%

-----------------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

MIDCAP FUND

  INVESTMENT OBJECTIVE

 .  Seeks long-term capital appreciation.

 PRIMARY INVESTMENT STRATEGIES
 .  Invests in stocks of companies with medium-sized market capitalizations (less than $10 billion) and the potential for above-average earnings growth.
 .  Invests, under normal market conditions, at least 65% of its total assets in equity securities, primarily common stocks.
 .  Uses the S&P 400 Mid-Cap Index as a benchmark for comparison.

PRIMARY RISKS OF INVESTING IN THE FUND

 .  INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money.
 . SMALL COMPANY STOCK RISK: Investing in securities of smaller companies may be riskier than investing in larger, more established companies. Smaller companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, smaller company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of small company stocks may be more volatile than the prices of larger company stocks. As a result, this Fund's net asset value may be subject to rapid and substantial changes if it invests in small company stocks.
 . MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 . MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.

SIDEBAR: FUND MANAGER: Paul D. Cox, CFA and Portfolio Manager
 . Joined the Investment Management Group of Commerce Bank in 1989 . Fund manager since Fund inception
 .  18 years of experience

SIDEBAR: Please see the table on p.__   for more detailed information about the
investment practices of the MidCap Fund and the risks associated with those practices.

MIDCAP FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to calendar year since its inception. The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future.
YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year
-----------------------------------
{chart goes here}
1998
1997
1996
1995
-----------------------------------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
--------------------------------------------------------------------------------
                                                                 Since Inception
                                 1 Year       3 Years               (12/12/94)
--------------------------------------------------------------------------------
MidCap Fund                        %              %                %
S&P 400 Mid-Cap Index*             %              %                %
--------------------------------------------------------------------------------
*The S&P 400 Mid-Cap Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Index figures do not reflect any fees or expenses.

FEES AND EXPENSES
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.

                                                                                    MidCap Fund (1)
                                                                                  Institutional Shares
                                                                                  --------------------
SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (load) Imposed on Purchases (as a percentage of
  offering price)...........................................................              None
  Maximum Sales Charge (load) Imposed on Reinvested Distributions...........              None
  Maximum Deferred Sales Charge (load) Imposed on Redemptions...............              None
  Redemption Fees...........................................................              None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
  Management Fees...........................................................           0.__%
  Other Expenses(2).........................................................           0.   %
                                                                                       -----
  Total Annual Fund Operating Expenses......................................                %
                                                                                       =====

(1)  Formerly the Aggressive Growth Fund.

(2) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years



                        MIDCAP FUND FINANCIAL HIGHLIGHTS

        The following table describes the Fund's performance since its inception. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).

                                                                                                      12/12/94
                                                                YEAR ENDED 10/31                     (INCEPTION)
                   INSTITUTIONAL SHARES            1998              1997               1996         TO 10/31/95
                   --------------------            ----              ----               ----         -----------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  28.06            $  25.30         $  18.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income loss                                      $  (0.13)           $  (0.07)        $  (0.04)
  Net realized and unrealized gain on investments(a)              $   5.38            $   3.51         $   7.34
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                            --                  --               --
  From net realized gain on investments                           $  (0.29)           $  (0.68)              --
NET ASSET VALUE, END OF PERIOD                                    $  33.02            $  28.06         $  25.30
TOTAL RETURN(b)                                                      18.88%            13.78%             40.56%
NET ASSETS AT END OF PERIOD (IN 000'S)                            $112,442            $74,641          $ 41,665
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                           1.23%             1.22%            1.32%(c)
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                   (0.61)%          (0.37)%           (0.29)%(c)
PORTFOLIO TURNOVER RATE                                                 89%               71%               59%

------------------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.


INTERNATIONAL EQUITY FUND

 INVESTMENT OBJECTIVE
 .   Seeks total return with an emphasis on capital growth.

 PRIMARY INVESTMENT STRATEGIES

 .   Invests at least 65% of total assets in common stocks of established companies that conduct their principal activities or are located outside the United States and whose securities are traded in foreign markets.
 .   Invests, under normal market conditions, in equity securities of companies in at least three different foreign countries. Geographic diversification will be wide and will include both developed and emerging markets.
 .   Focuses on purchasing securities of large and, to a lesser extent, medium-
    sized companies, although stocks may be purchased without regard to a company's market capitalization.

 .   May also invest in other types of securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options.
 .   May invest freely in securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts and European Depository
    Receipts.
 .   Uses the Morgan Stanley Capital International Europe, Australia and Far East
    (MSCI EAFE) Index as a benchmark for comparison.

 PRIMARY RISKS OF INVESTING IN THE FUND

 .   INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money. International funds, in general, have volatile net asset values. The Fund may not be an appropriate investment if you cannot bear financially the loss of at least a significant portion of your investment.
 .   MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 .   MANAGEMENT RISK: A strategy used by the Sub-Adviser may fail to produce the intended results.
 .   CURRENCY RISK: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency.
 .   FOREIGN RISK: Foreign securities can be riskier and more volatile than U.S.
    securities. Adverse political, social and economic developments in foreign countries or changes in the value of foreign currency can make it harder for the portfolio to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Also, the costs of investing abroad are usually higher than those of investing within the U.S.
 .   EMERGING MARKET RISK: To the extent that the Fund has investments in emerging-market countries, it will be more subject to abrupt and severe price declines. Investments in these countries are much riskier than those in mature countries.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.

SIDEBAR: The International Equity Fund is sub-advised by Rowe Price-Fleming International, Inc. Martin G. Wade manages the Fund on a day-to-day basis. Mr. Wade has 29 years of experience with Fleming Group in research, client service and investment management.
SIDEBAR: Please see the table on p. __ for more detailed information about the investment practices of the International Equity Fund and the risks associated with those practices.

INTERNATIONAL EQUITY FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to calendar year since its inception. The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future. The Fund's performance reflects expense limitations in effect. If expense limitations were not in place, the Fund's performance would have been reduced.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year
---------------------------------
{chart goes here}
1998
1997
1996
1995
---------------------------------

Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
-------------------------------------------------------------------------------
                                                                Since Inception
                                    1 Year       3 Years          (12/12/94)
-------------------------------------------------------------------------------
International Equity Fund          %              %            %
MSCI EAFE Index*                   %              %            %
-------------------------------------------------------------------------------
*The MSCI EAFE Index is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The Index figures do not reflect any fees or expenses.

FEES AND EXPENSES
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.


                                                                                  INTERNATIONAL EQUITY FUND
                                                                                    INSTITUTIONAL SHARES
                                                                               -------------------------------
SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
  Maximum Sales Charge (load) Imposed on Purchases (as a percentage of
  offering price)...........................................................                 None
  Maximum Sales Charge (load) Imposed on Reinvested Distributions...........                 None
  Maximum Deferred Sales Charge (load) Imposed on Redemptions...............                 None
  Redemption Fees...........................................................                 None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
  Management Fees(1)........................................................                .__%
  Other Expenses(2).........................................................               0.__%
  Total Annual Fund Operating Expenses(3)...................................                .__%
                                                                                           ----
                                                                                           ====

(1) The Adviser has voluntarily agreed to reduce its management fees by .__% of average daily net assets of the Fund. AS A RESULT OF THIS FEE WAIVER, THE CURRENT MANAGEMENT FEES FOR THE FUND ARE .__% OF AVERAGE DAILY NET ASSETS. THE WAIVER MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE ADVISER.

(2) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(3) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE INTERNATIONAL EQUITY FUND TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES OF NOT MORE THAN 1.72% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE FEE WAIVER AND EXPENSE REIMBURSEMENT AT ANY TIME. THE EXPENSES IN THE TABLES ARE HIGHER THAN THOSE THAT THE FUND WILL ACTUALLY INCUR BECAUSE THEY DO NOT REFLECT THE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENTS MADE BY THE ADVISER. AS A RESULT OF THE EXPENSE LIMITATIONS, THE "MANAGEMENT FEES," "OTHER EXPENSES" AND "TOTAL ANNUAL FUND OPERATING EXPENSES" OF THE FUND ARE AS FOLLOWS:

          MANAGEMENT FEES                               .__%
          OTHER EXPENSES                                .__%
          TOTAL ANNUAL FUND OPERATING EXPENSES          .__%

EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund (WITHOUT THE EXPENSE LIMITATIONS) with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years



                 INTERNATIONAL EQUITY FUND FINANCIAL HIGHLIGHTS

        The following table describes the Fund's performance since its inception. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).


                                                                         Year Ended 10/31                    12/12/94
                                                                         ----------------                   (INCEPTION)
                   Institutional Shares                     1998               1997           1996          TO 10/31/95
                   --------------------                     ----               ----           -----         -----------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $ 20.96          $ 18.64         $ 18.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                        $  0.06          $  0.11         $  0.12
 Net realized and unrealized gain (loss) on investments                       $  1.42          $  2.35         $  0.55
  and foreign currency related
  transactions(a)
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                                   $ (0.10)         $ (0.07)        $ (0.03)
 From net realized gain on investments                                        $ (0.24)         $ (0.07)             --
NET ASSET VALUE, END OF PERIOD                                                $ 22.10          $ 20.96         $ 18.64
TOTAL RETURN(b)                                                                  7.15%           13.25%           3.73%
NET ASSETS AT END OF PERIOD (IN 000'S)                                        $78,273          $51,589         $21,014
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                      1.72%            1.72%        1.81%(C)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                             0.35%            0.74%        1.06%(C)
RATIOS ASSUMING NO WAIVER OF INVESTMENT ADVISORY FEES OR
 EXPENSE REIMBURSEMENTS:
   Ratio of expenses to average net assets                                       2.23%            2.64%        3.50%(c)
   Ratio of net investment income (loss) to average                            (0.16)%          (0.18)%       (0.63)%(c)
   net assets
Portfolio turnover rate                                                            22%              21%          25%

-------------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment of the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

BALANCED FUND
 INVESTMENT OBJECTIVE

 . Seek total return through a balance of capital appreciation and current income, consistent with perservation of capital.

PRIMARY INVESTMENT STRATEGIES

The Fund pursues this objective through investment in stocks, bonds, and cash equivalents. The actual mix of equity and fixed-income securities will vary; however, under normal conditions, the Fund intends to invest 60% of its total assets in stocks and 40% in bonds. Investment in stocks could range as high as 75% of the total assets and as low as 42%.

 Equity Investment Strategies
 .  Normally invests the equity portion in common stocks, preferred stocks, and securities or bonds that are convertible into common or preferred stocks.
 . Normally purchases stocks of companies with market capitalizations of over $200 million. The average capitalization of companies whose stock were held by the Fund as of December 31, 1998 was $__.

 Fixed-Income Investment Strategies
 . Normally invests the fixed-income portion of the Fund in investment-grade corporate bonds, U.S. Government obligations, mortgage-backed securities and asset-backed securities. Up to 65% of the fixed-income portfolio may be invested in mortgage-backed and asset-backed securities.
 . Except for temporary defensive periods, the Fund's market-weighted average credit rating will be at least AA-/Aa3 as rated by S&P, Moody's or the equivalent rating of another nationally recognized statistical rating organization.

PRIMARY RISKS OF INVESTING IN THE FUND

 .  INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money.
 . MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 . INTEREST RATE RISK: Generally, the market value of fixed-income securities in the Fund can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund's share price will go up or down in response to interest rate changes.
 .  MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results.
 . CREDIT RISK: An issuer of bonds may default on its obligation to pay interest and repay principal. A bond's credit rating could be downgraded. The Fund could lose money in either of these instances.
 . ASSET-BACKED RISK: Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater risk of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid and therefore more difficult to value and liquidate, if necessary.
 . MORTGAGE-BACKED RISK: In addition to prepayment, call and extension risks, mortgage-backed securities may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates.
 . CALL RISK: An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 . EXTENSION RISK: An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise.
   Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher-yielding securities.
 . PREPAYMENT RISK: Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.

SIDEBAR: Fund Managers: Scott M. Colbert, CFA and Portfolio Manager
 .  Joined Commerce Bank in 1993

 .  Fund manager since Fund inception
 .  Director of Fixed-Income Investments for Commerce Bank's Investment
   Management Group
 .  12 years of experience

Joseph C. Williams III, CFA and Portfolio Manager
 .  Joined Commerce Bank in 1975
 .  Fund manager since Fund inception
 .  23 years of experience
SIDEBAR: Please see the table on p. __ for more detailed information about the investment practices of the Balanced Fund and the risks associated with those practices.

BALANCED FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to calendar year since its inception. The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future. The Fund's performance reflects expense limitations in effect. If expense limitations were not in place, the Fund's performance would have been reduced.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year
--------------------------------
{chart goes here}
1998
1997
1996
1995
--------------------------------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
--------------------------------------------------------------------------------
                                                                Since Inception
                                  1 Year       3 Years             (12/12/94)
-------------------------------------------------------------------------------
Balanced Fund                        %             %           %
60% S&P 500/40% Lehman Bros.         %             %           %
 Aggregate Bond Index*
--------------------------------------------------------------------------------
*The 60% S&P 500/40% Lehman Brothers Aggregate Bond Index is a composite of the Standard & Poor's 500 Index (with income) (weighted at 60%), an unmanaged index that emphasizes large capitalization companies, and the Lehman Brothers Aggregate Bond Index (weighted at 40%), a broad market-weighted index comprised of three major classes of investment-grade bonds with maturities greater than one year. The Index figures do not reflect any fees or expenses.

FEES AND EXPENSES
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.

                                                                                      BALANCED FUND
                                                                                   INSTITUTIONAL SHARES
                                                                                 ------------------------
SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (load) Imposed on Purchases (as a percentage of
  offering price).............................................................             None
  Maximum Sales Charge (load) Imposed on Reinvested Distributions.............             None
  Maximum Deferred Sales Charge (load) Imposed on Redemptions.................             None
  Redemption Fees.............................................................             None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
  Management Fees(1)..........................................................              .__%
  Other Expenses(2)...........................................................             0.__%
                                                                                           ----
  Total Annual Fund Operating Expenses(3).....................................              .__%
                                                                                           ====

(1) The Adviser has voluntarily agreed to reduce the management fee by .__% of average daily net assets of the Fund. AS A RESULT OF THIS FEE WAIVER, THE CURRENT MANAGEMENT FEES FOR THE FUND ARE .__% OF AVERAGE DAILY NET ASSETS. THE WAIVER MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE ADVISER.

(2) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(3) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE BALANCED FUND TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES OF NOT MORE THAN 1.13% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE FEE WAIVER AND EXPENSE REIMBURSEMENT AT ANY TIME. THE EXPENSES IN THE TABLES ARE HIGHER THAN THOSE THAT THE FUND WILL ACTUALLY INCUR BECAUSE THEY DO NOT REFLECT THE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENTS MADE BY THE ADVISER. AS A RESULT OF THE EXPENSE LIMITATIONS, THE "MANAGEMENT FEES," "OTHER EXPENSES" AND "TOTAL ANNUAL FUND OPERATING EXPENSES" OF THE FUND ARE AS FOLLOWS:

        MANAGEMENT FEES                         .__%
        OTHER EXPENSES                          .__%
        TOTAL ANNUAL FUND OPERATING EXPENSES    .__%

EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund (WITHOUT THE EXPENSE LIMITATIONS) with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years


                       BALANCED FUND FINANCIAL HIGHLIGHTS

        `The following table describes the Fund's performance since its inception. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).


                                                                YEAR ENDED 10/31                 12/12/94
                                                                ----------------                (INCEPTION)
                   INSTITUTIONAL SHARES            1998              1997          1996         TO 10/31/95
                   --------------------            ----              ----          ----         -----------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  24.00        $ 22.10        $ 18.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                0.59           0.54           0.59
 Net realized and unrealized gain on investments(a)                   3.93           2.56           4.06
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                          (0.59)         (0.54)         (0.55)
 From net realized gain on investments                               (1.26)         (0.66)            --
NET ASSET VALUE, END OF PERIOD                                    $  26.67        $ 24.00        $ 22.10
TOTAL RETURN(b)                                                      19.92%         14.45%         26.14%
NET ASSETS AT END OF PERIOD (IN 000'S)                            $105,782        $69,880         $48,329
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                           1.13%        1.13%          1.13%(c)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                  2.44%        2.47%          3.28%(c)
RATIOS ASSUMING NO WAIVER OF INVESTMENT ADVISORY FEES OR
 EXPENSE REIMBURSEMENTS:
 Ratio of expenses to average net assets                              1.53%        1.45%          1.45%(c)
 Ratio of net investment income to average net assets                 2.04%        2.15%          2.96%(c)
PORTFOLIO TURNOVER RATE                                                 31%          58%            59%

(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.


FIXED-INCOME APPROACH

The Commerce Fixed-Income Funds primarily invest in investment-grade securities managed with the goal of providing you current income. Except for the Missouri Tax-Free Intermediate Bond Fund, fixed-income investments are managed in a diversified manner across all sectors of the bond market. The Adviser uses three primary strategies to try to increase the value of the Funds:

 . Actively managing maturities to take advantage of changes in interest rates. . Placing more or less emphasis in different sectors of the market (government, mortgage, corporate and asset-backed) depending on which sectors have the most attractive-looking relative value.
 . Using internal and external models for credit and pre-payment risks to evaluate specific purchases of securities.




SHORT-TERM GOVERNMENT FUND

 INVESTMENT OBJECTIVE: Seeks current income consistent with preservation of principal.

 PRIMARY INVESTMENT STRATEGIES
 . Invests at least 65% of the Fund's total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds) and government mortgage-backed securities (pools of mortgage loans sold to investors by various governmental agencies), that have average lives or remaining maturities of five years or less.
 .  May also purchase other mortgage-backed securities, which are sold to investors by private issuers.
 .  The dollar-weighted average maturity of the Fund's investments will not exceed three years.
 . Uses the Salomon Brothers 1-5 Year Treasury/Government Sponsored Index as a benchmark for comparison.

 PRIMARY RISKS OF INVESTING IN THE FUND

 .  INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money.
 . INTEREST RATE RISK: Generally, the market value of fixed-income securities in the Fund can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund's share price will go up or down in response to interest rate changes.
 . MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 . CREDIT RISK: An issuer of fixed-income securities could default on its obligation to pay interest and repay principal. A bond's credit rating could be downgraded. A Fund could lose money in either of these instances.
 .  MANAGEMENT RISK: A strategy used by the Adviser could fail to produce the intended results.
 . MORTGAGE-BACKED RISK: In addition to prepayment, call and extension risks, mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates.
 . CALL RISK: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 . EXTENSION RISK: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise.
   Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.
 . PREPAYMENT RISK: Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.
 . GOVERNMENT SECURITIES RISK: The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so.
 . MATURITY RISK: The Fund will not necessarily hold its securities to maturity, which could result in a loss of principal.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other government agency.

SIDEBAR: Fund Manager: Scott M. Colbert, CFA and Portfolio Manager
 .  Joined Commerce Bank in 1993
 .  Fund manager since Fund inception
 .  Director of Fixed-Income Investments for Commerce Bank's Investment
   Management Group
 .  12 years of experience

SIDEBAR: Please see the table on p. __ for more detailed information about the investment practices of the Short-Term Government Fund and the risks associated with those practices.

SHORT-TERM GOVERNMENT FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to calendar year since its inception. The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future. The Fund's performance reflects expense limitations in effect. If expense limitations were not in place, the Fund's performance would have been reduced.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year

---------------------------------------
Insert chart here
Data: 1995
1996                                    Best Quarter:
1997                                    Worst Quarter:
1998
---------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
--------------------------------------------------------------------------------
                                                               Since Inception
                                     1 Year    3 Years            (12/12/94)
--------------------------------------------------------------------------------
Short-Term Government Fund               %              %            %
Salomon Brothers 15 Year                 %              %            %
Treasury/Gov't Index*
--------------------------------------------------------------------------------
*The Salomon Brothers 1-5 Year Treasury/Government Sponsored Index is comprised of Treasury securities with a minimum principal amount of $1 billion and U.S. Government securities with a minimum principal amount of $100 million. The securities range in maturity from one to five years. The Index figures do not reflect any fees or expenses.

FEES AND EXPENSES
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.

                                                                               SHORT-TERM GOVERNMENT FUND
                                                                                  INSTITUTIONAL SHARES
                                                                          ------------------------------------
SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
  Maximum Sales Charge (load) Imposed on Purchases (as a percentage of
  offering price)......................................................                     None
  Maximum Sales Charge (load) Imposed on Reinvested Distributions......                     None
  Maximum Deferred Sales Charge (load) Imposed on Redemptions..........                     None
  Redemption Fees......................................................                     None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
  Management Fees(1)...................................................                     .__%
  Other Expenses(2)....................................................                    0.__%
                                                                                           ----
  Total Annual Fund Operating Expenses(3)..............................                     .__%
                                                                                           ====

(1) The Adviser has voluntarily agreed to reduce the management fee by .__% of average daily net assets of the Fund. AS A RESULT OF THIS FEE WAIVER, THE CURRENT MANAGEMENT FEES FOR THE FUND ARE .__% OF AVERAGE DAILY NET ASSETS. THE WAIVER MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE ADVISER.

(2) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(3) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE SHORT-TERM GOVERNMENT FUND TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES OF NOT MORE THAN .68% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE FEE WAIVER AND EXPENSE REIMBURSEMENT AT ANY TIME. THE EXPENSES IN THE TABLES ARE HIGHER THAN THOSE THAT THE FUND WILL ACTUALLY INCUR BECAUSE THEY DO NOT REFLECT THE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENTS MADE BY THE ADVISER. AS A RESULT OF THE EXPENSE LIMITATIONS, THE "MANAGEMENT FEES," "OTHER EXPENSES" AND "TOTAL ANNUAL FUND OPERATING EXPENSES" OF THE FUND ARE AS FOLLOWS:

          MANAGEMENT FEES                       .__%
          OTHER EXPENSES                        .__%
          TOTAL ANNUAL FUND OPERATING EXPENSES  .__%


EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund (WITHOUT THE EXPENSE LIMITATIONS) with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years



                SHORT-TERM GOVERNMENT FUND FINANCIAL HIGHLIGHTS

        The following table describes the Fund's performance since its inception. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share.

The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).



        INSTITUTIONAL SHARES                                                     Year Ended 10/31          12/12/94
        --------------------                                                     ----------------         (INCEPTION)
                                                    1998                1997            1996            THROUGH 10/31/95
                                                    ----                ----            ----            ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 18.43          $ 18.83              $   18.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                $  1.11          $  1.09              $    1.06
 Net realized and unrealized gain (loss) on investments(a)            $  0.04          $ (0.18)             $    0.83
DISTRIBUTION TO SHAREHOLDERS:
 From net investment income                                           $ (1.11)         $ (1.09)             $   (1.06)
 From net realized gain on investments                                     --          $ (0.22)                    --
NET ASSET VALUE, END OF PERIOD                                        $ 18.47          $ 18.43              $   18.83
TOTAL RETURN(b)                                                          6.45%            5.02%                 10.72%
NET ASSETS AT END OF PERIOD                                           $48,840          $33,839              $  20,211
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                              0.68%            0.68%                  0.68%(c)
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS              6.04%            5.90%                  6.38%(c)
RATIOS ASSUMING NO WAIVER OF INVESTMENT ADVISORY FEES OR
 EXPENSE REIMBURSEMENTS
 Ratio of expenses to average net assets                                 1.11%            1.11%                  1.14%(c)
 Ratio of net investment income to average net assets                    5.61%            5.47%                  5.92%(c)
PORTFOLIO TURNOVER RATE                                                    36%              12%                   158%

-------------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.


BOND FUND

 INVESTMENT OBJECTIVE

 .   Seeks total return through current income and, secondarily, capital appreciation.

  PRIMARY INVESTMENT STRATEGIES
 . Invests at least 65% of its total assets in fixed-income securities (bonds) rated at the time of purchase A-/AAA or better by one of the four major ratings services or considered by the Adviser to be of equivalent quality.
 .  May invest up to 65% of its total assets in mortgage-backed and asset-backed securities.
 .  The market-weighted average credit rating of the Fund's entire portfolio will be AA-/Aa3 or better.
 .  Uses the Lehman Brothers Aggregate Bond Index as a benchmark for comparison.
   Although the Fund has no restriction on the maximum or minimum duration of any individual security it holds, the Fund's average effective duration will be within 30% of the duration of the Lehman Brothers Aggregate Bond Index.

 PRIMARY RISKS OF INVESTING IN THE FUND
 .  INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money.
 . MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 . INTEREST RATE RISK: Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up.
 . CREDIT RISK: An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond's credit rating could be downgraded. The Fund could lose money in either of these instances. The Fund may invest up to 35% of its assets in obligations rated BBB or Baa by certain ratings services. These obligations are considered to have speculative characteristics and are riskier than higher-rated obligations.
 .  MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results.
 . MORTGAGE-BACKED RISK: Mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to additional risks, including price volatility, liquidity, and enhanced sensitivity to interest rates.
 . ASSET-BACKED RISK: Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater risk of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid and therefore more difficult to value and liquidate, if necessary.
 . CALL RISK: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 . EXTENSION RISK: An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise.
   Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.
 . PREPAYMENT RISK: Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.
 . MATURITY RISK: The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.
SIDEBAR: Please see the table on p. __ for more detailed information about the investment practices of the Bond Fund and the risks associated with those practices.
SIDEBAR: Fund Manager: Scott M. Colbert, CFA and Portfolio Manager
 .  Joined Commerce Bank in 1993
 .  Fund manager since Fund inception
 .  Director of Fixed-Income Investments for Commerce Bank's Investment
   Management Group
 .  12 years of experience

Sidebar: Duration:"Duration" is a term used by investment managers to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. Duration takes into account the pattern of a security's cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. Duration also generally defines the effect of interest rate changes on bond prices. Generally, if interest rates increase by one percent, the value of a security having an effective duration of five years would decrease in value by five percent.

BOND FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to year since its inception. The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year
---------------------------------
 {chart here}
 1998
 1997
 1996
 1995
---------------------------------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
-------------------------------------------------------------------------------
                                                                Since Inception
                                1 Year       3 Years               (12/12/94)
-------------------------------------------------------------------------------
Bond Fund                          %              %            %
Lehman Bros. Aggregate Bond        %              %            %
Index*
-------------------------------------------------------------------------------
*The Lehman Brothers Aggregate Bond Index is a broad market-weighted index comprised of three major classes of investment-grade bonds with maturities greater than one year. The Index figures do not reflect any fees or expenses.

FEES AND EXPENSES
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.

                                                                                        BOND FUND
                                                                                   INSTITUTIONAL SHARES
                                                                                 ------------------------
SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (load) Imposed on Purchases (as a percentage of
  offering price).............................................................             None
  Maximum Sales Charge (load) Imposed on Reinvested Distributions.............             None
  Maximum Deferred Sales Charge (load) Imposed on Redemptions.................             None
  Redemption Fees.............................................................             None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
  Management Fees.............................................................             0.__%
  Other Expenses(1)...........................................................             0.__%
                                                                                           ----
  Total Annual Fund Operating Expenses(2).....................................              .__%
                                                                                          =====

(1) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(2) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE BOND FUND TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES OF NOT MORE THAN 0.88% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE EXPENSE REIMBURSEMENT AT ANY TIME.

EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years



                         BOND FUND FINANCIAL HIGHLIGHTS

        The following table describes the Fund's performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).


                                                            YEAR ENDED 10/31                    12/12/94
                                                            ----------------                   (INCEPTION)
                    INSTITUTIONAL SHARES           1998           1997           1996        THROUGH 10/31/95
                    --------------------           ----           ----           -----       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $  19.07       $  19.61        $ 18.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                          $   1.17       $   1.16        $  1.12
  Net realized and unrealized gain (loss) on                     $   0.39       $  (0.28)       $  1.61
   investments(a)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     $  (1.18)      $  (1.16)       $ (1.12)
  From net realized gain on investments                          $  (0.02)      $  (0.26)            --
NET ASSET VALUE, END OF PERIOD                                   $  19.43       $  19.07        $ 19.61
TOTAL RETURN(b)                                                      8.50%      4.71%             15.59%
NET ASSETS AT END OF PERIOD (IN 000S)                            $217,803       $151,205        $98,504
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                      0.85%          0.84%           0.88%(c)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS             6.14%          6.10%           6.64%(c)
PORTFOLIO TURNOVER RATE                                            19%            31%             58%

------------------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.

NATIONAL TAX-FREE INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE
 . Seeks current income exempt from federal income tax consistent with the perservation of capital.

PRIMARY INVESTMENT STRATEGIES:

 . Intends to invest primarily (at least 80%) in investment-grade municipal bonds issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from regular federal income and federal alternative minimum taxes.
 .  Up to 20% of the Fund's net assets may be invested in municipal obligations that are not exempt from regular federal income tax.
 .  The market-weighted average credit rating of the Fund's entire portfolio will be AA or better.
 . The average weighted effective maturity of the Fund's portfolio securities will be three to ten years, under normal market conditions.

 . The average effective duration of the Fund will be within 30% of the duration of the Merrill Lynch Municipal Intermediate Index, although the Fund has no restriction as to the maximum or minimum duration of any individual security it holds.
 .  Strives to minimize net realized capital gains.
 . Uses the Merrill Lynch Municipal Intermediate Index as a benchmark for comparison.

PRIMARY RISKS OF INVESTING IN THE FUND
 .  INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money.
 . MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 . INTEREST RATE RISK: Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up.
 . CREDIT RISK: An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond's credit rating could be downgraded. The Fund could lose money in either of these instances.
 .  MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results.
 . MUNICIPAL OBLIGATION RISK: Payment on municipal obligations held by the Fund relating to certain projects may be secured mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligations.
 . TAX RISK: A fund that invests in municipal obligations may be more adversely impacted by changes in tax rates and policies than other funds.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.
SIDEBAR: Please see the table on p. __ for more detailed information about the investment practices of the National Tax-Free Intermediate Bond Fund and the risks associated with those practices.
SIDEBAR: Fund Manager: Scott M. Colbert, CFA and Portfolio Manager
 .  Joined Commerce Bank in 1993
 .  Fund manager since Fund inception
 .  Director of Fixed-Income Investments for Commerce Bank's Investment
   Management Group
 .  12 years of experience

NATIONAL TAX-FREE INTERMEDIATE BOND FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to year since its inception. The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future. The Fund's performance reflects expense limitations in effect. If expense limitations were not in place, the Fund's performance would have been reduced.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year
--------------------------------
{chart here}
 1996
 1997
 1998
---------------------------------
 Best Quarter:
 Worst Quarter:

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
-------------------------------------------------------------------------------
                                                               Since Inception
                                    1 Year      3 Years           (2/21/95)
-------------------------------------------------------------------------------
National Tax-Free Intermediate Bond    %            %            %
Fund
Merrill Lynch Municipal Intermediate   %            %            %
Index*
-------------------------------------------------------------------------------
*The Merrill Lynch Municipal Intermediate Index is comprised of investment grade municipal securities ranging from 1 to 12 years in maturity. The Index figures do not reflect any fees or expenses.

FEES AND EXPENSES
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.


                                                                                   NATIONAL TAX-FREE
                                                                                INTERMEDIATE BOND FUND
                                                                                 INSTITUTIONAL SHARES
                                                                               -------------------------
SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (load) Imposed on Purchases (as a percentage of
  offering price)...........................................................               None
  Maximum Sales Charge (load) Imposed on Reinvested Distributions...........               None
  Maximum Deferred Sales Charge (load) Imposed on Redemptions...............               None
  Redemption Fees...........................................................               None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
  Management Fees(1)........................................................                .__%
  Other Expenses(2).........................................................               0.__%
                                                                                           ----
   Total Annual Fund Operating Expenses(3)...................................               .__%
                                                                                           ====


(1) The Adviser has voluntarily agreed to reduce the management fee by .__% of average daily net assets of the Fund. AS A RESULT OF THIS FEE WAIVER, THE CURRENT MANAGEMENT FEES FOR THE FUND ARE .__% OF AVERAGE DAILY NET ASSETS. THE WAIVER MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE ADVISER.

(3) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(4) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE NATIONAL TAX-FREE INTERMEDIATE BOND FUND TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES OF NOT MORE THAN 0.70% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE FEE WAIVER AND EXPENSE REIMBURSEMENT AT ANY TIME. THE EXPENSES IN THE TABLES ARE HIGHER THAN THOSE THAT THE FUND WILL ACTUALLY INCUR BECAUSE THEY DO NOT REFLECT THE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENTS MADE BY THE ADVISER. AS A RESULT OF THE EXPENSE LIMITATIONS, THE "MANAGEMENT FEES," "OTHER EXPENSES" AND "TOTAL ANNUAL FUND OPERATING EXPENSES" OF THE FUND ARE AS FOLLOWS:

          MANAGEMENT FEES                       .__%
          OTHER EXPENSES                        .__%
          TOTAL ANNUAL FUND OPERATING EXPENSES  .__%


EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund (WITHOUT THE EXPENSE LIMITATIONS) with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years



         NATIONAL TAX-FREE INTERMEDIATE BOND FUND FINANCIAL HIGHLIGHTS

        The following table describes the Fund's performance since its inception. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).


                                                    Year Ended 10/31
                                                    ----------------                     2/21/95(a) THROUGH
         Institutional Shares               1998            1997            1996             10/31/95
         --------------------               -----           ----            ----             --------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 18.46          $ 18.54           $ 18.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income
 Net realized and unrealized gain                          $  0.72          $  0.73           $  0.54
  (loss) on investments(b)                                 $  0.39          $ (0.07)          $  0.54
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                $ (0.72)         $ (0.73)          $ (0.54)
 From net realized gain on investments                          --          $ (0.01)               --
NET ASSET VALUE, END OF PERIOD                             $ 18.85          $ 18.46           $ 18.54
TOTAL RETURN(c)                                               6.16%            3.60%             6.06%
NET ASSETS AT END OF PERIOD (IN 000S)                      $25,281           17,613           $10,721
RATIO OF NET EXPENSES TO AVERAGE NET
 ASSETS                                                       0.85%            0.85%          0.85%(d)
RATIO OF NET INVESTMENT INCOME TO
 AVERAGE NET ASSETS                                           3.89%            3.93%          4.19%(d)
RATIOS ASSUMING NO EXPENSE
 REIMBURSEMENTS:
 Ratio of expenses to average net                             1.15%            1.55%          1.90%(d)
  assets
 Ratio of net investment income to                            3.59%            3.23%          3.14%(d)
  average net assets
PORTFOLIO TURNOVER RATE                                          6%              34%            19%

(a)    Commencement of operations.
(b)    Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(d)    Annualized.


MISSOURI TAX-FREE INTERMEDIATE BOND FUND

 INVESTMENT OBJECTIVE
 .    Seeks current income exempt from federal and, to the extent possible, from
     Missouri income taxes, as is consistent with the preservation of capital.

 PRIMARY INVESTMENT STRATEGIES

 . Normally invests at least 80% of its total assets in municipal obligations, 65% of which are issued by the State of Missouri and its political subdivisions, as well as certain other governmental issuers.
 .  Seeks to maximize the proportion of its dividends that are exempt from both federal and Missouri income tax.
 .  Strives to minimize net realized capital gains.
 .  Under normal market conditions, the average weighted maturity of the Fund's portfolio securities will be three to ten years.
 . Uses the Merrill Lynch Municipal Intermediate Index as a benchmark for comparison.

 PRIMARY RISKS OF INVESTING IN THE FUND
 .  INVESTMENT RISK: The value of your investment in this Fund may go up or down, which means that you could lose money.
 . MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.
 . INTEREST RATE RISK: Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund's share price will go up or down in response to interest rate changes.
 . CREDIT RISK: An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond's credit rating could be downgraded. The Fund could lose money in either of these instances.
 .  MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results.
 .  STATE-SPECIFIC RISK: The Fund invests its assets predominantly in Missouri
   Obligations. The actual payment of principal and interest on these obligations is dependent on the Missouri General Assembly allotting money each fiscal year for these payments. You should also be aware that provisions of the Missouri Constitution and other laws could result in certain adverse consequences affecting Missouri Obligations.
 . NON-DIVERSIFIED RISK: The Missouri Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. When a Fund's assets are concentrated in obligations payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks
   (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.
 . TAX RISK: A fund that invests in municipal obligations may be more adversely impacted by changes in tax rates and policies than other funds. Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to Missouri income tax.
 . MUNICIPAL OBLIGATION RISK: Payment on municipal obligations held by the Fund relating to certain projects may be secured mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligations.

An investment in the Fund is not a deposit of Commerce Bank and is not insured or guaranteed by the FDIC or any other governmental agency.

SIDEBAR: Please see the table on p. __ for more detailed information about the investment practices of the Missouri Tax-Free Intermediate Bond Fund and the risks associated with those practices.
SIDEBAR: Fund Manager: Scott M. Colbert, CFA and Portfolio Manager
 .  Joined Commerce Bank in 1993
 .  Fund manager since Fund inception
 .  Director of Fixed-Income Investments for Commerce Bank's Investment
   Management Group

 .  12 years of experience

MISSOURI TAX-FREE INTERMEDIATE BOND FUND PAST PERFORMANCE

The chart and table below show the variability of the Fund's returns by showing its annual returns and long-term performance. The bar chart shows the Fund's performance from calendar year to year since its inception. The table compares the Fund's performance over time to that of a broad-based securities market index. Both charts assume reinvestment of dividends and distributions. As with all mutual funds, how this Fund performed in the past is not a prediction of how it will perform in the future. The Fund's performance reflects expense limitations in effect. If expense limitations were not in place, the Fund's performance would have been reduced.

YEAR-BY-YEAR TOTAL RETURN CHART
as of 12/31 each year
-------------------------------
{chart goes here}
1998
1997
1996
-------------------------------
Best Quarter:
Worst Quarter:

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
--------------------------------------------------------------------------------
                                                                 Since Inception
                                1 Year       3 Years                (2/21/95)
--------------------------------------------------------------------------------
Missouri Tax-Free Intermediate
Bond Fund                          %              %              %
Merrill Lynch  Municipal
Intermediate Index*                %              %              %
--------------------------------------------------------------------------------
*The Merrill Lynch Municipal Intermediate Index is comprised of investment grade municipal securities ranging from 1 to 12 years in maturity. The Index figures do not reflect any fees or expenses.

FEES AND EXPENSES
-----------------

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. SHAREHOLDER TRANSACTION EXPENSES are paid directly from your account. TOTAL ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets, not from your account, so they affect the share price of the Fund.

                                                                                   MISSOURI TAX-FREE
                                                                                INTERMEDIATE BOND FUND
                                                                                 INSTITUTIONAL SHARES
                                                                               -------------------------
SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (load) Imposed on Purchases (as a percentage of
  offering price)...........................................................               None
  Maximum Sales Charge (load) Imposed on Reinvested Distributions...........               None
  Maximum Deferred Sales Charge (load) Imposed on Redemptions...............               None
  Redemption Fees...........................................................               None
ANNUAL FUND OPERATING EXPENSES(2) (EXPENSES DEDUCTED FROM FUND ASSETS)
  Management Fees(1)........................................................                .__%
  Other Expenses(2).........................................................               0.__%
                                                                                           ----
  Total Annual Fund Operating Expenses(3)...................................                .__%
                                                                                           ====


(1) The Adviser has voluntarily agreed to reduce the management fee by .__% of average daily net assets of the Fund. AS A RESULT OF THIS FEE WAIVER, THE CURRENT MANAGEMENT FEES FOR THE FUND ARE .__% OF AVERAGE DAILY NET ASSETS. THE WAIVER MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE ADVISER.

(3) "Other Expenses" include shareholder servicing fees of up to .25%, annualized, of the average daily net assets of the participants in the Shareholder Administrative Services Plan.

(4) THE ADVISER INTENDS TO VOLUNTARILY REIMBURSE EXPENSES, EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES, DURING THE CURRENT YEAR TO THE EXTENT NECESSARY FOR THE MISSOURI TAX-FREE INTERMEDIATE BOND FUND TO MAINTAIN TOTAL ANNUAL FUND OPERATING EXPENSES OF NOT MORE THAN 0.70% OF AVERAGE DAILY NET ASSETS. THE ADVISER RESERVES THE RIGHT TO DISCONTINUE THE FEE WAIVER AND EXPENSE REIMBURSEMENT AT ANY TIME. THE EXPENSES IN THE TABLES ARE HIGHER THAN THOSE THAT THE FUND WILL ACTUALLY INCUR BECAUSE THEY DO NOT REFLECT THE ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENTS MADE BY THE ADVISER. AS A RESULT OF THE EXPENSE LIMITATIONS, THE "MANAGEMENT FEES," "OTHER EXPENSES" AND "TOTAL ANNUAL FUND OPERATING EXPENSES" OF THE FUND ARE AS FOLLOWS:

        MANAGEMENT FEES                         .__%
        OTHER EXPENSES                          .__%
        TOTAL ANNUAL FUND OPERATING EXPENSES    .__%

EXAMPLE: The following example is intended to help you compare the cost of investing in this Fund (WITHOUT THE EXPENSE LIMITATIONS) with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years  5 Years  10 Years

         MISSOURI TAX-FREE INTERMEDIATE BOND FUND FINANCIAL HIGHLIGHTS

        The following table describes the Fund's performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been audited by KPMG Peat Marwick LLP, the Funds' independent accountants. Their report, along with the Fund's financial statements, is included in the Funds' Statement of Additional Information (available upon request).


                                                                YEAR ENDED 10/31               2/21/95(A)
                                                                ----------------                THROUGH
        INSTITUTIONAL SHARES                          1998            1997          1996       10/31/95
        --------------------                          ----            ----          ----       ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 18.26        $ 18.40      $ 18.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                               $  0.76        $  0.76      $  0.57
 Net realized and unrealized gain (loss) on
  investments(b)                                                     $  0.37        $ (0.14)     $  0.40
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                          $ (0.76)       $ (0.76)     $ (0.57)
 From net realized gain on investments                               $ (0.02)            --           --
NET ASSET VALUE, END OF PERIOD                                       $ 18.61        $ 18.26      $ 18.40
TOTAL RETURN(c)                                                      6.31%          3.43%        5.45%
NET ASSETS AT END OF PERIOD (IN 000S)                                $24,434        $17,034      $ 8,889
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          0.65%          0.65%        0.65%(d)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                 4.14%          4.14%        4.41%(d)
RATIOS ASSUMING NO EXPENSE REIMBURSEMENTS:
 Ratio of expenses to average net assets                             1.21%          1.58%        2.12%(d)
 Ratio of net investment income to average net assets                3.58%          3.21%        2.94%(d)
PORTFOLIO TURNOVER RATE                                                13%          49%          52%

----------------
(a)    Commencement of operations.
(b)    Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(d)    Annualized.

                      INVESTMENT SECURITIES AND PRACTICES

This table shows some of the investment methods and securities that the Funds may use. The Funds' Statement of Additional Information (available on request) contains a more complete discussion of the securities and practices each Fund may use, and the risks involved. The Funds' Annual Report shows the securities and practices each Fund is currently using. We encourage you to obtain and read a copy of the Statement of Additional Information and the Annual Report should you have any questions about the Funds' investment policies.

Key:
#t = percent of total assets the Fund may invest         x = not permitted
#n = percent of net assets the Fund may invest           e = equity portion of the Fund
a = no specific asset limitation on usage                f = fixed-income portion of the Fund

-----------------------------------------------------------------------------------------------------------------
                                        GROWTH AND                                  INTERNATIONAL
                                          INCOME         GROWTH        MIDCAP          EQUITY          BALANCED

-----------------------------------------------------------------------------------------------------------------
INVESTMENT SECURITIES
American Depository Receipts           10t(2)         10t(2)        10t(2)        a                  10e(1)
Asset-Backed Securities                x              x             x             x                  65f(1)
Convertible Securities                 a              a             a             a                  ae
Corporate Debt Obligations             x              x             x             a                  af(1)
Emerging Market Securities             x              x             x             a                  x
Equity Securities                      a              a             a             a                  ae
European Depository Receipts           x              x             x             a                  x
Foreign Equity Securities              10t(2)         10t(2)        10t(2)        a                  10e(1)
Foreign Debt and Foreign
 Government Securities                 x              x             x             a                  20f(1)
Hybrids                                x              x             x             10t                x
Mortgage-Related Securities            x              x             x             x                  65f(1)
Municipal Obligations                  x              x             x             x                  20f(2)
Stripped Securities                    x              x             x             x                  af
U.S. Government Obligations            a              a             a             a                  af
Variable and Floating Rate
 Instruments                           a              a             a             a                  a
Zero Coupon Bonds                      a              a             a             a                  af
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
----------------------------------------------------------------------------------------------------------------------------
Cross Hedging of Currencies            x              x             x             a                  x
Foreign Currency Exchange Contracts    x              x             x             a                  x
Futures Contracts & Related Options    a              a             a             a                  af
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                          SHORT-TERM                    NATIONAL      MISSOURI
                                          GOVERNMENT            BOND    TAX-FREE      TAX-FREE
-------------------------------------------------------------------------------------------------
INVESTMENT SECURITIES
American Depository Receipts                   x                 x          x             x
Asset-Backed Securities                        x                 65t(4)     x             x
Convertible Securities                         x                 a          x             x
Corporate Debt Obligations                     x                 a          x             x
Emerging Market Securities                     x                 x          x             x
Equity Securities                              x                 x          x             x
European Depository Receipts                   x                 x          x             x
Foreign Equity Securities                      x                 x          x             x
Foreign Debt and Foreign
 Government Securities                         x                 20t        x             x
Hybrids                                        x                 x          x             x
Mortgage-Related Securities                    a(3)              65t(4)     x             x
Municipal Obligations                          x                 20t        a             a
Stripped Securities                            x                 a          x             x
U.S. Government Obligations                    a(3)              a          a             a
Variable and Floating Rate
 Instruments                                   a                 a          a             a
Zero Coupon Bonds                              a                 a          a             a
-------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
-------------------------------------------------------------------------------------------------------
Cross Hedging of Currencies                    x                 x          x             x
Foreign Currency Exchange Contracts            x                 x          x             x
Futures Contracts & Related Options            x                 a          a             a

-----------------------------------------------------------------------------------------------------------------
                                        GROWTH AND                                  INTERNATIONAL
                                          INCOME         GROWTH        MIDCAP          EQUITY          BALANCED
-----------------------------------------------------------------------------------------------------------------
Interest Rate Swaps, Mortgage
 Swaps, Caps and Floors                x              x             x             x                  af
Mortgage Dollar Rolls                  x              x             x             x                  af
Options on Foreign Currencies          x              x             x             a                  x
Options on Securities and
 Securities Indices                    25t            25t           25t           5t                 5t
Repurchase Agreements                  331/3t         331/3t        331/3t        331/3t             331/3t
Standby Commitments                    x              x             x             x                  x
When-Issued and Forward Commitments    a              a             a             a                  af
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                                        SHORT-TERM                     NATIONAL     MISSOURI
                                        GOVERNMENT       BOND          TAX-FREE     TAX-FREE
--------------------------------------------------------------------------------------------
Interest Rate Swaps, Mortgage
 Swaps, Caps and Floors                a              a             a             a
Mortgage Dollar Rolls                  a              a             x             x
Options on Foreign Currencies          x              x             x             x
Options on Securities and
 Securities Indices                    5t             5t            5t5           5t(5)
Repurchase Agreements                  331/3t         331/3t        331/3t        331/3t
Standby Commitments                    x              x             a             a
When-Issued and Forward
  Commitments                          a              a             25t           25t
--------------------------------------------------------------------------------------------

RISKS: The following chart summarizes the types of risks from which loss may result. More information about risks associated with the Funds is provided on the following pages and in the Funds' Statement of Additional Information, which is available on request.

----------------------------------------------------------------------------------------------------------------
                                        GROWTH AND                                  INTERNATIONAL
                                          INCOME         GROWTH        MIDCAP          EQUITY          BALANCED
----------------------------------------------------------------------------------------------------------------
Asset-Backed Risk                                                                                       X
Call Risk                                                                                               X
Credit Risk                                                                                             X
Currency Risk                                                                             X
Emerging Market Risk                                                                      X
Extension Risk                                                                                          X
Euro Risk                                                                                 X
Foreign Risk                                                                              X
Government Securities Risk
Interest Rate Risk                                                                                      X
Investment Risk                              X              X             X               X             X
Management Risk                              X              X             X               X             X
Market Risk                                  X              X             X               X             X
Maturity Risk
Mortgage-Backed Risk                                                                                    X
Municipal Obligation Risk
Non-Diversified Risk
Prepayment Risk                                                                                         X
----------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                        SHORT-TERM                  NATIONAL      MISSOURI
                                        GOVERNMENT       BOND       TAX-FREE      TAX-FREE
---------------------------------------------------------------------------------------------
Asset-Backed Risk                                          X
Call Risk                                  X               X
Credit Risk                                X               X            X             X
Currency Risk
Emerging Market Risk
Extension Risk                             X               X
Euro Risk
Foreign Risk
Government Securities Risk                 X
Interest Rate Risk                         X               X            X             X
Investment Risk                            X               X            X             X
Management Risk                            X               X            X             X
Market Risk                                X               X            X             X
Maturity Risk                              X               X
Mortgage-Backed Risk                       X               X
Municipal Obligation Risk                                               X             X
Non-Diversified Risk                                                                  X
Prepayment Risk                            X               X
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                        GROWTH AND                                  INTERNATIONAL
                                          INCOME         GROWTH        MIDCAP          EQUITY          BALANCED
----------------------------------------------------------------------------------------------------------------
Small Company Stock Risk                                                 X
State-Specific Risk
Tax Risk
Year 2000 Risk                              X               X            X                X                X
-----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                        SHORT-TERM                  NATIONAL      MISSOURI
                                        GOVERNMENT       BOND       TAX-FREE      TAX-FREE
---------------------------------------------------------------------------------------------
Small Company Stock Risk
State-Specific Risk                                                                   X
Tax Risk                                                               X              X
Year 2000 Risk                             X              X            X              X
---------------------------------------------------------------------------------------------

1 The Balanced Fund may invest up to 65% of the fixed income portion of its portfolio in asset-backed and/or mortgage-backed securities, up to 20% of its fixed income portion in municipal obligations, and up to 20% of its fixed income portion in debt obligations of foreign issuers. The Fund may invest up to 10% of its equity portion in securities issued by foreign issuers, including ADRs.
2 The Growth and Income, Growth and MidCap Funds may invest up to 10% of their total assets in foreign securities, including ADRs.
3 At least 65% of the Short-Term Government Fund's investments will be in U.S. Government issued or guaranteed securities (including mortgage-related securities issued or guaranteed by the U.S. Government) that have average lives or remaining maturities of five years or less.
4 The Bond Fund may invest up to 65% of its total assets in asset-backed and/or mortgage-related securities.
5 The National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds may not purchase put and call options or write covered call and put options on securities related to foreign currencies.

ASSET-BACKED RISK: Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater risk of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid and therefore more difficult to value and liquidate, if necessary. Ultimately, asset-backed securities are dependent upon payment of the underlying consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payments on these securities.

CALL RISK: An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

CREDIT RISK: An issuer of bonds may default on its obligation to pay interest and repay principal. A bond's credit rating could be downgraded. A Fund could lose money in either of these instances. The Bond Fund may invest up to 35% of its assets in obligations rated BBB or Baa by certain ratings services. These obligations are considered to have speculative characteristics and are riskier than higher rated obligations.

CURRENCY RISK: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency. Exchange rate movements can be large
and unpredictable and can last for extended periods.   Absent other events which
could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of a foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, the respective net currency positions of the International Equity Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the International Equity Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than would have if it did not maintain the currency positions. The Funds investing in foreign securities are all subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The International Equity Fund may enter into forward currency exchange contracts in an effort to hedge all or any portion of its portfolio positions. Specifically, foreign currency contracts may be used for this purpose to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Fund. Although the contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Fund may also enter into foreign currency exchange contracts to seek to increase total return when the Advisor anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the International Equity Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor believes that there is a pattern of correlation between the two currencies.

EMERGING MARKET RISK: To the extent that a Fund has investments in emerging market countries, it will be subject to abrupt and severe price declines. Many of the economic and political structures of these countries do not compare favorably with the United States in terms of wealth and stability, and their financial markets may lack liquidity. Investments in these countries are much riskier than those in mature countries. The International Equity Fund may invest its assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. As a result, the risks of investing in foreign securities, including the risks of nationalization and expropriation may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability of additional investments in those countries.
The small size and inexperience of the securities markets in certain countries and limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

EXTENSION RISK: An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher-yielding securities.

EURO RISK: Many European countries adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank was created to manage the monetary policy of the new unified region. On that same date, the exchange rates were irrevocably fixed between EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002. This change could still significantly impact the European capital markets in which the Funds invest and may result in a Fund facing risks that are different than the risks it ordinarily faces in pursuing its investment objectives. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Funds' NAV per share.

FOREIGN RISK: Foreign securities can be riskier and more volatile than U.S. securities. Adverse political, social and economic developments in foreign countries (including, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions) or changes in the value of foreign currency can make it harder for the portfolio to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting, and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Also, the costs attributable to investing abroad are usually higher than those of investing in the U.S. These costs include higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less market liquidity, more market volatility and political and economic instability. Additionally foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Countries in which the International Equity Fund may invest include, but are not limited to Argentina, Australia, Austria, Bangladesh, Belgium, Botswana, Brazil, Canada, Chile, China, Czech Republic, Denmark, Finland, France, Germany, Hong Kong, Hungary, India, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, Thailand and the United Kingdom.

The Bond and Balanced Funds may invest in foreign debt and in the securities of foreign governments. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

The Balanced, Growth and Income, Growth, MidCap and International Equity Funds may invest in ADRs, some of which may not be sponsored by the issuing institution. A non-sponsored depository may not be required to disclose material information that a sponsored depository would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

GOVERNMENT SECURITIES RISK: The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

INTEREST RATE RISK: Generally, the market value of fixed-income securities in a Fund can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in a Fund, the more a Fund's share price will go up or down in response to interest rate changes.

INVESTMENT RISK: The value of your investment in a Fund may go up or down, which means that you could lose money.

MANAGEMENT RISK: A strategy used by the Adviser may fail to produce the intended results. The Adviser's assessment of companies whose securities are held by a Fund may prove incorrect, resulting in losses or poor performance, even under favorable market and interest rate conditions.

MARKET RISK: General economic conditions and/or the activities of individual companies may cause the value of the securities in a Fund to increase or decrease. A Fund's NAV may fluctuate with movements in the equity markets.

MATURITY RISK: A Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

MORTGAGE-BACKED RISK: In addition to prepayment, call and extension risks, mortgage-backed securities may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates. Collateralized mortgage-backed securities (CMOs) may exhibit even more price volatility and interest rate risk than other mortgage-backed securities. They may lose liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Adviser's analysis of the market value of the security. The Bond and Balanced Funds may purchase "stripped" mortgage-backed securities
(SMBS) and other types of "stripped" securities. SMBS, in particular, are more volatile and sensitive to interest rate changes than ordinary debt securities, and there is a greater risk that a Fund's initial investment in these securities may not be fully recouped.

MUNICIPAL OBLIGATION RISK: Payment on municipal obligations held by a Fund relating to certain projects may be secured mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgment. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal obligations. The obligations of the issuer to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal obligation may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

NON-DIVERSIFIED RISK: The Missouri Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. When a Fund's assets are concentrated in obligations payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

PREPAYMENT RISK:   Prepayment of the underlying mortgage collateral of some
fixed-income securities may result in a decreased rate of return.

SMALL COMPANY STOCK RISK: Investing in securities of smaller companies may be riskier than investing in securities of larger, more established companies. Smaller companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. They often depend on a smaller, less experienced management group. Also, smaller company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of small company stocks may be more volatile than the prices of larger company stocks. As a result, a Fund's NAV may be subject to rapid and substantial changes if it invests in small company stocks.

STATE-SPECIFIC RISK: The Missouri Tax-Free Intermediate Bond Fund invests its assets predominantly in Missouri Obligations. The actual payment of principal and interest on these obligations is dependent on the Missouri General Assembly allotting money each fiscal year for these payments. You should also be aware that provisions of the Missouri Constitution and other laws could result in certain adverse consequences affecting Missouri Obligations. Increased urbanization and continued decline in defense appropriations by the U.S. Congress have had and will continue to have an adverse impact on the State of Missouri in the forseeable future.

TAX RISK: A Fund that invests in municipal obligations may be more adversely impacted by changes in tax rates and policies than other Funds. Interest income on municipal obligations is normally not subject to regular federal income tax. Any proposed or actual changes in federal income tax rates or exempt statutes that apply to interest income, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund's ability to buy and sell municipal obligations at favorable yield and price levels.

YEAR 2000 RISKS: Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information and dates from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Funds' other major service providers.
At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem. The Year 2000 Problem would also adversely impact a Fund's portfolio holdings and the markets in which they invest, causing their shares prices to go down.

RISKS OF SHORT-TERM INVESTING: At times, the Adviser may decide to suspend the normal investment activities of a Fund by investing up to 100% of its assets in cash and cash equivalent short-term obligations, including money market instruments, a term that includes bank obligations, commercial paper, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. Bank obligations include obligations of foreign banks or foreign branches of U.S. banks. The Adviser may temporarily adopt a defensive position to reduce changes in the value of the Fund's shares that may result from adverse market, economic, political or other conditions. When the Adviser pursues a defensive strategy, the Funds may not be following their stated objectives and may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal investment strategies.

PORTFOLIO TURNOVER: The Funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareowners must pay tax on such capital gains.

                         ACCOUNT POLICIES AND FEATURES


THE FOLLOWING INFORMATION IS INTENDED TO HELP YOU UNDERSTAND HOW TO PURCHASE AND REDEEM SHARES OF THE COMMERCE FUNDS. IT WILL ALSO EXPLAIN THE FEATURES YOU CAN USE TO CUSTOMIZE YOUR COMMERCE FUNDS ACCOUNT TO MEET YOUR NEEDS.

                          BUYING INSTITUTIONAL SHARES

HOW ARE INSTITUTIONAL SHARES PRICED?
You pay no sales charges (loads) to invest in these Funds. Your share price is each Fund's net asset value (NAV), which is generally calculated as of the close of trading (usually 4:00 p.m. Eastern Time) on the New York Stock Exchange
(NYSE) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is accepted by The Commerce Funds' Transfer Agent. Therefore, to receive the NAV of any given day, The Commerce Funds must accept your order by the close of regular trading on the NYSE that day. If The Commerce Funds receives and accepts your order after the NYSE closes, you will receive the NAV that is calculated on the close of trading on the following day. The Commerce Funds are open for business on the same days as the NYSE. Each Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds' Board of Trustees. Certain short-term securities may be valued at amortized cost, which approximates fair value.

Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Fund invested in foreign securities. You may not be able to redeem or purchase shares of an affected Fund during these times.

SIDEBAR: HOW TO CALCULATE NAV
NAV = (VALUE OF ASSETS ATTRIBUTABLE TO THE CLASS)--(LIABILITIES ATTRIBUTABLE TO THE CLASS)
-------------------------------------------------------------------------------
                   NUMBER OF OUTSTANDING SHARES OF THE CLASS

WHAT IS THE MINIMUM INVESTMENT FOR THE FUNDS?

                                                                                   INITIAL        ADDITIONAL
                                                                                 INVESTMENT       INVESTMENTS
                                                                                 ----------       -----------
REGULAR ACCOUNT..........................................................         $1,000           $250
AUTOMATIC INVESTMENT                                                              $  500           $50/month
ACCOUNT...........................................................
INDIVIDUAL RETIREMENT ACCOUNTS (except SEP & SIMPLE IRAs), Keogh
Plans, corporate retirement plans, public employer deferred
plans, profit sharing plans and 401(k)                                            $1,000           $250
plans.............................................................
SEP AND SIMPLE                                                                    $   50           $50/month
IRAS.........................................................

WHAT IS THE MINIMUM INVESTMENT IF I AM AN EMPLOYEE OF COMMERCE BANCSHARES OR ANOTHER COMMERCE FUNDS SERVICE PROVIDER?

For employees, directors, officers and retirees (as well as their legal dependents) of Commerce Bancshares, Inc., Goldman Sachs & Co., NFDS and State Street Bank and Trust Company and their subsidiaries or affiliates, the following investment minimums apply:

                                                          INITIAL    ADDITIONAL
                                                         Investment  INVESTMENT
                                                         ----------  -----------
Regular Account........................................        $250         $100
AUTOMATIC INVESTMENT ACCOUNT...........................        $100  $25/quarter
INDIVIDUAL RETIREMENT ACCOUNTS (including SEP, SIMPLE
and Roth IRAs) and Keogh Plans.........................        $100  $25/quarter


HOW DO I BUY INSTITUTIONAL SHARES?

The following section describes features and gives specific instructions on how to purchase Institutional Shares directly from The Commerce Funds. The Commerce Funds has authorized certain dealers to purchase shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1. CONSIDER THE FOLLOWING FEATURES TO CUSTOMIZE YOUR ACCOUNT:

 . MAKING AUTOMATIC INVESTMENTS: The Automatic Investment feature lets you transfer money from your financial institution account into your Fund account automatically either on the 1st or the 15th of the month. The Automatic Investment feature is one way to use dollar cost averaging to invest (see below). Only accounts at U.S. financial institutions that permit automatic withdrawals through the Automated Clearing House (ACH) are eligible. Check with your financial institution to determine eligibility.

 . USING DOLLAR COST AVERAGING: Dollar cost averaging involves investing a dollar amount at regular intervals. Because more shares are purchased during periods with lower share prices and fewer shares are purchased when the price is higher, your average cost per share may be reduced. In order to be effective, dollar cost averaging should be followed on a regular basis. You should be aware, however, that shares bought using dollar cost averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find dollar cost averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through dollar cost averaging on your own or through the Automatic Investment feature described above.

2. CONTACT THE COMMERCE FUNDS TO OPEN YOUR ACCOUNT.

By Mail:
-------
Complete an account application. Mail the completed application and a check payable to The Commerce Funds to:
  The Commerce Funds
  c/o Shareholder Services
  P.O. Box 419525
  Kansas City, MO 64141-6525


In Person
---------
You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in opening an account.

 .  Federal regulations require you to provide a certified Taxpayer
   Identification Number upon opening or reopening an account.

 . If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and must be drawn only on U.S. banks.


HOW DO I ADD TO MY COMMERCE FUNDS ACCOUNT?
To add to your original investment, you may either mail your additional investment to the address above or you may use Electronic Funds Transfer:
To use Electronic Funds Transfer, have your bank send your investment to:
Investors Fiduciary Trust Company, with these instructions:
ABA #101003621
Account #756-044-3
Your name and address
Your social security or tax ID number
  Name of the Fund
  Class of shares
  Your new account number

WHAT ARE MY OPTIONS FOR CHANGING MY INVESTMENT WITHIN THE COMMERCE FUNDS?

 . CHANGING SHARES FROM FUND TO FUND: As a shareholder, you have the privilege of exchanging your shares for Institutional Shares of any other Commerce Fund. Exchanges may also be made with the Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio ("Money Market Fund"). Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as investment adviser for the Money Market Fund. Institutional Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described above. The Commerce Funds reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination of the exchange privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission. Before exchanging your shares, you should consider carefully the investment objectives, policies, risks and expenses of the Fund you are acquiring.

 . MAKING AUTOMATIC EXCHANGES: You may request on your account application that a specified dollar amount of Institutional Shares be automatically exchanged for Institutional Shares of any other Commerce Fund. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: 1) the minimum dollar amount for automatic exchanges must be at least $250 per month; 2) the value of the account in the originating Fund must be at least $1,000 after the exchange; 3) the value of the account in the acquired Fund must equal or exceed the acquired Fund's minimum initial investment requirement; and 4) the names, addresses and taxpayer identification number for the shareholder accounts of the exchanged and acquired Funds must be identical.

 . CROSS REINVESTING OF DISTRIBUTIONS: You may invest dividend or capital gain distributions from one Fund of the Institutional Class to another Fund of the Institutional Class. If you elect to reinvest the distributions paid by one Fund in shares of another Fund of The Commerce Funds, the dividends or distributions will be treated as received by you for tax purposes. Cross reinvestment privileges do not apply to the Money Market Fund described under "Changing Shares From Fund to Fund."


                         REDEEMING INSTITUTIONAL SHARES

YOU MAY SELL SHARES AT ANY TIME: Your shares will be sold at the NAV next calculated after your order is accepted by The Commerce Funds' Transfer Agent. Your order will be processed promptly and you will generally receive the proceeds within a week. PLEASE NOTE: If the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 15 business days.

RECEIPT OF PROCEEDS FROM A SALE: Ordinarily, sale proceeds will be disbursed the next business day following receipt by the Transfer Agent of a properly completed order. Payment by check will ordinarily be made within seven calendar days following redemption or you can have your proceeds sent by federal wire to your financial institution account. Proceeds will normally be wired the business day after your request to redeem shares is received in good order by the Transfer Agent. Your request to wire proceeds is subject to the financial institution's wire charges.

Written requests to sell Institutional Shares must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a SIGNATURE GUARANTEE. You may obtain a SIGNATURE GUARANTEE from most banks or securities dealers. Guarantees from notaries public will not be accepted.

HOW DO I REDEEM SHARES FROM MY COMMERCE FUNDS ACCOUNT?

The following section describes how to redeem shares directly through The Commerce Funds. The Commerce Funds has authorized certain dealers to redeem shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1.   CONSIDER USING AN AUTOMATED REDEMPTION:

 .    MAKING AUTOMATIC WITHDRAWALS: If you are a shareholder with an account valued at $5,000 or more, you may withdraw amounts in multiples of $100 or more from your account on a monthly, quarterly, semi-annual or annual basis through the Automatic Withdrawal feature. At your option, monthly withdrawals may be made on either the 1st or 15th day of the month; quarterly, semi-annual and annual withdrawals will be made on either the 1st or 15th day of the month(s) selected. To participate in this feature, supply the necessary information on the account application or in a subsequent written request. This feature may be suspended should the value of your account fall below $500.

2.   CONTACT THE COMMERCE FUNDS TO REDEEM SHARES FROM YOUR ACCOUNT.

By Mail:
Write a letter to us that gives the following information:
  .  names of all account owners
  .  your account number
  .  the name of the Fund
  .  the dollar amount you want to redeem
  .  what we should do with the proceeds

Each owner, including each joint owner should sign the letter. Mail your request to:
     The Commerce Funds
     c/o Shareholder Services
     P. O. Box 419525
     Kansas City, MO 64141-6525

By Telephone--Requesting Proceeds Be Wired:

Call The Commerce Funds with your request.  Please see "What Are The Important
  Things To Consider When Contacting The Commerce Funds by Telephone" below for specific instructions. When requesting a redemption by wire you must be redeeming shares in the amount of $1,000 or more. Also, the Fund must have your financial institution account information already on file. Proceeds will be wired directly to this designated account.

By Telephone--Requesting Proceeds Be Sent By Check:
Call The Commerce Funds at 1-800-995-6365 (8 a.m. 4 p.m. CST) with your request. Please see "What Are The Important Things to Consider When Contacting The Commerce Funds by Telephone" below for specific instructions. The check will be made payable to the shareholder(s) of record and sent to the address listed on your account.

In Person:
You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in redeeming shares from your account.


WHAT ARE THE IMPORTANT THINGS TO CONSIDER WHEN CONTACTING THE COMMERCE FUNDS BY TELEPHONE?

You may call us at 1-800-995-6365 (8 a.m.4 p.m. CST) to explain what you want to do. To make additions by phone or request electronic transfers or request redemptions, we need your prior written authorization. If you did not check the box in Section ___ of your original account application, you must send us a letter that gives us this authorization.

Telephone purchases will be made at the NAV next determined after the Transfer
  Agent receives payment for the transaction. If you should experience difficulty in redeeming your shares by telephone (e.g., because of unusual market activity), we urge you to consider redeeming your shares by mail.

  You should note that the Transfer Agent may act on a telephone purchase or redemption request from any person representing himself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use all procedures considered reasonable; the Funds may be liable for any losses if they fail to do so.

                                GENERAL POLICIES

 . DIVIDENDS AND DISTRIBUTIONS POLICY: As a Fund shareholder, you are entitled to any dividends and distributions from net investment income and net realized capital gains. You can choose one of the following distribution options for dividends and capital gains:
     (1) reinvest all dividend and capital gain distributions in additional Institutional Shares,
     (2) receive dividend distributions in cash and reinvest capital gain distributions in additional Institutional Shares,
     (3) receive all dividend and capital gain distributions in cash, or
     (4) have all dividend and capital gain distributions deposited directly into your designated account at a financial institution.

  If you do not select an option when you open an account, all distributions will automatically be reinvested in additional Institutional Shares of the same Fund. For your protection, if you elect to have distributions mailed to you and these cannot be delivered, they will be reinvested in additional Institutional Shares of the same Fund. To change your distribution option, contact The Commerce Funds at 1-800-995-6365 (8 a.m. to 4 p.m. CST). The change will become effective after it is received and processed by the Transfer Agent.

                                 Monthly             QUARTERLY             ANNUAL               NET REALIZED
           FUND                 Dividends*          Dividends**         Dividends***         Capital Gains****
--------------------------  ------------------  -------------------  -------------------  ------------------------
Growth and Income Fund                                   X                                           X
Growth Fund                                              X                                           X
MidCap Fund                                                                   X                      X
International Equity Fund                                                     X                      X
Balanced Fund                                            X                                           X
Short-Term Government Fund          X                                                                X
Bond Fund                           X                                                                X
National Tax-Free                                                                                    X
 Intermediate Bond Fund
Missouri Tax-Free                                                                                    X
 Intermediate Bond Fund

*Monthly dividends are declared daily but are only distributed on or about the last business day of the month.
**Quarterly dividends are both declared and paid on the calendar quarter months. ***Annual dividends are both declared and paid in December.
****Each Fund declares and distributes net realized capital gains annually (December).

 .  Suspend or delay the payment of redemption proceeds when the NYSE is closed
   (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC), during any emergency as determined by the SEC or during other periods of unusual market conditions.

Without notice, stop offering shares of a Fund, reject any purchase order (including exchanges), or bar an investor who is engaging in excessive trading from purchasing or exchanging shares of a Fund.

ARRANGEMENTS WITH CERTAIN INSTITUTIONS

Financial institutions or their designees that have entered into agreements with The Commerce Funds or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Fund's pricing on the following business day. If payment is not received by the Fund's Transfer Agent by such time, the financial institution could be held liable for resulting fees or losses. The Commerce Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Fund in proper form will be priced at the Fund's NAV next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible for their customers and The Commerce Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.

                         BUSINESS OF THE COMMERCE FUNDS

SHAREHOLDER SERVICING

Certain financial institutions may charge their customers account fees for purchasing or redeeming shares of The Commerce Funds. These institutions may provide shareholder services to their clients that are not available to a shareholder dealing directly with The Commerce Funds. Each institution is responsible for notifying its customers regarding its fees and additional or changed purchase or redemption terms. You should contact your financial institution for this information.

The Funds have adopted a Shareholder Administrative Services Plan that permits each Fund to pay up to 0.25% of the average daily net assets of the participants to third parties for providing shareholder services to Commerce Fund shareholders. Because these fees are paid out of each Fund's assets, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations of purchases and redemptions.

                                TAX INFORMATION

The following is a brief summary of the federal income tax consequences of investing in The Commerce Funds. You may also have to pay state and local taxes on your investment, and you should always consult with your tax adviser for specific guidance on your investment in The Commerce Funds.

TAXES ON DISTRIBUTIONS

The Funds' distributions will generally be taxable to shareholders as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund held the relevant assets). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Once a year, The Commerce Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as "buying into a dividend."

TAXES ON EXCHANGES AND REDEMPTIONS

When you redeem or exchange shares in any Fund, you may recognize a gain or loss for income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares. The one major exception to these tax rules is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable.

BACKUP WITHHOLDING
By law, The Commerce Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

INTERNATIONAL EQUITY FUND

It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may elect to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

TAX CONSEQUENCES OF THE NATIONAL TAX-FREE INTERMEDIATE BOND AND MISSOURI TAX-FREE INTERMEDIATE BOND FUNDS

The National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds' distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending on the Funds' investments, that a portion of the Funds' distributions could be taxable to shareholders as ordinary income or capital gains, but the Funds do not expect that this will be the case. Moreover, although distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state.

MISSOURI TAXES: Resident individuals, trusts and estates resident in Missouri, and corporations within Missouri tax jurisdiction will not be subject to Missouri income tax on dividends from the Missouri Tax-Free Intermediate Bond Fund that are derived from interest on obligations of the State of Missouri and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the U.S. Government, the Government of Puerto Rico, the Virgin Islands or Guam. Resident individuals, trusts and estates and corporations generally will be subject to Missouri income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.


                               SERVICE PROVIDERS

INVESTMENT ADVISER: COMMERCE BANK, N.A. (THE "ADVISER")

  Commerce Bank, N.A. serves as Adviser for the Funds, selecting investments and making purchases and sale orders for securities in each Fund's portfolio. Commerce Bank, with offices at 8000 Forsyth Boulevard, St. Louis, Missouri 63105 and 922 Walnut Street, Kansas City, Missouri 64106, is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce Bank has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 1998, the Adviser and its affiliates had approximately $__ billion in assets under management.

The Adviser receives a fee for the advisory services provided and expenses assumed under the Advisory Agreement. During the last fiscal year, the Funds paid the Adviser the following fees, calculated as a percentage of the Funds' average daily net assets:

                                                      Contractual Annual Rate    ACTUAL RATE PAID IN FISCAL YEAR
                                                      ------------------------                1998
                                                                                ---------------------------------
   Growth and Income Fund...........................                     0.75%                              0.75%
   Growth Fund......................................                     0.75%                              0.75%
   MidCap Fund......................................                     0.75%                              0.75%
   International Equity Fund........................                     1.50%                              0.99%
   Balanced Fund....................................                     1.00%                              0.50%
   Short-Term Government Fund.......................                     0.50%                              0.30%
   Bond Fund........................................                     0.50%                              0.50%
   National Tax-Free Intermediate Bond Fund.........                     0.50%                              0.39%
   Missouri Tax-Free Intermediate Bond Fund.........                     0.50%                              0.30%

Any difference between the contractual fees and the actual fees paid by the Funds reflects that the Adviser did not charge the full amount of the fees to which it would have been entitled. The Adviser may discontinue or modify its voluntary waiver in the future at its discretion.

Fund Managers:

PERSON                                         FUND(S)                            EXPERIENCE

John Bartlett, CFA, Vice President   Growth and Income                Joined Commerce Bank in 1991
                                                                      Fund manager since inception

Scott M. Colbert, CFA, Vice          Short-Term Government,           Joined Commerce Bank in 1993
 President                           Bond, National Tax-Free          Fund manager since inception
                                     Intermediate Bond, Missouri      12 years of experience
                                     Tax-Free Intermediate Bond,
                                     Fixed Income portion of
                                     Balanced


Paul D. Cox, CFA, Vice President     MidCap                           Joined Commerce Bank in 1989
                                                                      18 years of experience
                                                                      Fund manager since inception
--------------------------------------------------------------------------------------------------------
Joseph C. Williams III, CFA, Vice    Growth, equity portion of        Joined Commerce Bank in 1975
 President                           Balanced                         Fund manager since inception
                                                                      23 years of experience

--------------------------------------------------------------------------------------------------------


SUB-ADVISER: ROWE PRICE-FLEMING INTERNATIONAL, INC. ("PRICE-FLEMING" OR THE "SUB-ADVISER")

  Rowe Price-Fleming International Inc., a joint venture established in 1979 between T. Rowe Price Associates and the London-based Fleming Group, serves as Sub-Adviser to the International Equity Fund. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 1998, Price-Fleming managed approximately $___ billion in investments for individual and institutional accounts.

  Martin G. Wade manages the Fund day-to-day and has been chairman of its Investment Advisory Committee since the Fund's inception. He joined Price-Fleming in 1979.

  For the services provided and expenses assumed under the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a monthly management fee at an annual rate of 0.75% of the first $20 million of the Fund's average daily net assets, 0.60% of the next $30 million of average daily net assets, and 0.50% of average daily net assets above $50 million. When the Fund's assets reach $200 million, the Sub-Adviser has agreed to waive fees in excess of 0.50%, on an annualized basis, on the average daily net assets of the Fund. For the fiscal year ended October 31, 1998, Price-Fleming received advisory fees at the effective annual rate of 0.__% of the International Equity Fund's average daily net assets.


ADMINISTRATOR: GOLDMAN SACHS ASSET MANAGEMENT ("GSAM" OR THE "ADMINISTRATOR")

  GSAM serves as Administrator of each of the Funds. GSAM is located at One New York Plaza, New York, New York 10004. GSAM is a separate operating division of Goldman, Sachs & Co., the Distributor of the Funds.

DISTRIBUTOR: GOLDMAN, SACHS & CO. ("GOLDMAN" OR THE "DISTRIBUTOR")

  Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 85 Broad Street, New York, New York 10004.

TRANSFER AGENT: STATE STREET BANK AND TRUST COMPANY ("STATE STREET" or THE "TRANSFER AGENT")

  State Street has delegated its responsibilities as Transfer Agent to its indirect subsidiary, National Financial Data Services, Inc. ("NFDS"). State Street is located at 225 Franklin Street, Boston, Massachusetts 02110. NFDS is located at 1004 Baltimore Street, Kansas City, Missouri 64105.

CUSTODIAN: STATE STREET BANK AND TRUST COMPANY (THE "CUSTODIAN")

  State Street also serves as the Custodian of each of the Funds.

                     HOW CAN I CONTACT THE COMMERCE FUNDS?

  If you would like more information about The Commerce Funds, you may request the following documents:

                      STATEMENT OF ADDITIONAL INFORMATION
  The Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this prospectus.

                         ANNUAL AND SEMI-ANNUAL REPORTS

  The Funds' annual and semi-annual reports contain additional information about the Funds' investments. The annual report also discusses market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

     To make shareholder inquiries or to receive free copies of the SAI and the annual and semi-annual reports, contact The Commerce Funds at:

                               The Commerce Funds
                                P.O. Box 419525
                           Kansas City, MO 64141-6525
                           (toll-free) 1-800-995-6365

     You may also receive information about The Commerce Funds by:

        Contacting a registered investment representative at selected broker/dealers or Commerce Bank locations (call 1-800-995-6365 if you need assistance in contacting your representative); or

        Contacting your Company representative for specific information regarding your retirement plan; or

        Contacting your account administrator for specific information regarding your Investment Management Group account; or

        Calling The Commerce Funds' transfer agent directly at 1-800-995-6365;
        or

        Accessing The Commerce Funds' Website at WWW.COMMERCEFUNDS.COM. The Commerce Funds' website contains performance information about each of the Funds as of the most recent calendar quarter. It also contains daily NAV prices for the Funds and occasionally will have financial market commentary from the Investment Adviser. We invite you to visit the site frequently to get the latest information on The Commerce Funds.

  You can review, for a fee, the reports of the Funds and the SAI by writing to the SEC's Public Reference Section, Washington, D.C. 20459-6009, or by calling the SEC at 1-900-SEC-0330. You can get copies of this information for free on the SEC's Internet site at http://www.sec.gov.

The Funds' investment company registration number is 811-8598.

                              THE COMMERCE FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                              INSTITUTIONAL SHARES
                                 SERVICE SHARES
                           Short-Term Government Fund
                                   BOND FUND
                                 BALANCED FUND
                             GROWTH AND INCOME FUND
                                  GROWTH FUND
                                  MIDCAP FUND
                           INTERNATIONAL EQUITY FUND
                                    *  *  *
                              INSTITUTIONAL SHARES
                    NATIONAL TAX-FREE INTERMEDIATE BOND FUND
                    MISSOURI TAX-FREE INTERMEDIATE BOND FUND

                             ________________, 1999

                               TABLE OF CONTENTS
                               -----------------

                                                                                  PAGE
                                                                                  ----
OVERVIEW OF THE COMMERCE FUNDS .................................................    2
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS................................    2
PRICING OF SHARES...............................................................   44
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................   45
DESCRIPTION OF SHARES...........................................................   50
ADDITIONAL INFORMATION CONCERNING TAXES.........................................   53
MANAGEMENT OF THE COMMERCE FUNDS................................................   55
PORTFOLIO TRANSACTIONS..........................................................   67
INDEPENDENT AUDITORS............................................................   73
COUNSEL.........................................................................   73
ADDITIONAL INFORMATION ON PERFORMANCE...........................................   73
MISCELLANEOUS...................................................................   84
FINANCIAL STATEMENTS............................................................   87
APPENDIX A......................................................................  A-1
APPENDIX B......................................................................  B-1

  This Statement of Additional Information is not a prospectus. It is meant to be read in conjunction with The Commerce Funds' Prospectuses dated ______________, 1999. Because this Statement of Additional Information is not itself a prospectus, no investment in the Funds should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained by
calling 1-800-995-6365.   The financial statements and report thereon by the
Funds' independent accountants included in the Funds' Annual Report for the fiscal period ended October 31, 1998 have been incorporated by reference into this Statement of Additional Information.

                         OVERVIEW OF THE COMMERCE FUNDS

          The Commerce Funds is an open-end, management investment company registered under the Investment Company Act of 1940. The Commerce Funds is a Delaware business trust, which was organized on February 7, 1994.


                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

  The following policies supplement the discussion of the Funds' respective investment objectives and policies as set forth in the Prospectuses. Investment methods described in this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

  Except for the Missouri Tax-Free Intermediate Bond Fund, each of the Funds is a diversified series of The Commerce Funds. The Missouri Tax-Free Intermediate Bond Fund is a non-diversified series of the Funds. This means that it is permitted to invest more than 5% of its assets in the obligations of a single issuer.


GROWTH AND INCOME FUND
----------------------

  Although the Growth and Income Fund uses the S&P 500 and Russell 1000 Value Indices for comparison purposes, the Fund may invest its assets in securities that are not included in these indices. The Fund is not, therefore, an "index" fund, which typically holds only securities that are included in the index it attempts to replicate.


  Other equity securities in which the Fund may invest include warrants and securities that are convertible into common or preferred stocks. The Fund may also invest, either directly or through investments in sponsored and unsponsored American Depository Receipts ("ADRs"), up to 10% of its total assets in the securities of foreign issuers. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in United States dollars while the securities underlying an ADR are normally denominated in a foreign currency.


GROWTH FUND
-----------


          Although the Growth Fund uses the S&P 500 Index as a benchmark for comparison, the Fund may invest its assets in securities that are not included in this Index. The Fund is not, therefore, an "Index" fund, which typically holds only securities that are included in the index it attempts to replicate.

  Other equity securities in which the Fund may invest include warrants and securities that are convertible into common or preferred stocks. The Fund may also invest, either directly or through investments in sponsored and unsponsored ADRs, up to 10% of its total assets in securities of foreign issuers.


MIDCAP FUND
-----------

  Other equity securities in which the Fund may invest include warrants and securities convertible into common or preferred stocks. The Fund may also invest up to 10% of its total assets in the securities of foreign issuers either directly or through investments in sponsored and unsponsored ADRs.


INTERNATIONAL EQUITY FUND
-------------------------

  The domicile or the location of the principal activities of a company will be the country under whose laws the company is organized, in which the principal trading market for the equity securities issued by the company is located, or in which the company has over half of its assets or derives over half of its revenues or profits.

  The International Equity Fund may invest without limitation in securities of foreign issuers in the form of sponsored and unsponsored ADRs and European Depository Receipts ("EDRs"). EDRs are receipts issued by European financial institutions evidencing the ownership of underlying securities issued by a foreign issuer. EDR prices are generally denominated in foreign currencies as are the securities underlying an EDR.

  The Fund may invest up to 10% of its total assets in hybrid investments, which are discussed below.


BALANCED FUND
-------------

  Up to 20% of the fixed income portion of the Balanced Fund's portfolio may be invested in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their authorities, agencies, instrumentalities and political subdivision ("Municipal Obligations"). Up to 20% of the fixed income portion of the Fund's portfolio may be invested directly in debt obligations of foreign issuers. These obligations may include obligations of foreign corporations as well as investments in obligations of foreign governments and their political sub-divisions (which will be limited to direct government obligations and government-guaranteed securities).

  Although securities acquired by the Balanced Fund will generally be issued by

U.S. issuers, the Fund may also invest up to 10% of the equity portion of its portfolio in securities issued by foreign issuers either directly or indirectly through investments in sponsored and unsponsored ADRs.

SHORT-TERM GOVERNMENT FUND
--------------------------

  The Fund may purchase U.S. Government Obligations and mortgage-backed securities with maturities of average lives in excess of five years in an amount not to exceed 25% of its total assets. In addition, U.S. Government Obligations with nominal maturities of five years that have variable or floating interest rates or put features may be deemed to have remaining maturities of five years or less and therefore will be permissible investments for the Fund.

BOND FUND
---------

          Up to 20% of the total assets of the Bond Fund may be invested directly in debt obligations of foreign issuers. These obligations may include obligations of foreign corporations as well as investments in obligations of foreign governments and their political sub-divisions (which will be limited to direct government obligations and government-guaranteed securities). The Fund is also permitted to invest up to 20% of its total obligations in Municipal Obligations. Municipal Obligations are discussed below. The purchase of Municipal Obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of corporate obligations or U.S. Government Obligations.

  Although the Bond Fund seeks to equal or exceed the return of the Lehman Brothers Aggregate Bond Index, the Fund may invest a substantial portion of its assets in securities that are not included in its benchmark index. The Fund is not, therefore, an "index" fund, which typically holds only securities that are included in the index it attempts to replicate.

  Although the Fund has no restriction as to the maximum or minimum duration of any individual security held by it, the Fund's average effective duration will be within -/+ 30% of the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is a term used by investment managers to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security's cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. For example, the duration of a five-year zero coupon bond, which pays no interest or principal until the maturity of the bond, is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semi-annually and matures in five years will have a duration of less than five years, which reflects the semi-annual cash flows resulting from coupon payments. Duration also generally defines the effect of interest rate changes on bond prices. Generally, if interest rates increase by one percent, the value of a security having an effective duration of five years would decrease in value by five percent.

NATIONAL TAX-FREE INTERMEDIATE BOND AND MISSOURI TAX-FREE INTERMEDIATE BOND
---------------------------------------------------------------------------
FUNDS
-----

          Each of the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds may invest up to 10% of its total assets in unrated obligations provided that such obligations are determined by the Advisor to be comparable in quality to instruments that are eligible for purchase by the Fund.

          Each of the Funds may invest up to 20% of its net assets in Municipal Obligations the interest on which is exempt from regular federal income tax but is an item of tax preference for purposes of the federal alternative minimum tax. Each Fund may also invest up to 20% of its net assets for temporary defensive purposes in short-term taxable money market instrument, in securities issued by other investment companies which invest in taxable or tax-exempt money market instruments and in U.S. Government Obligations, all as discussed below.

          In addition, the Funds may hold uninvested cash reserves pending investment during temporary defensive periods, or when, in the opinion of the Advisor, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested by the Funds. Uninvested cash normally will not represent a significant portion of a Fund's assets.

  The Funds may invest from time to time in "money market instruments" a term that includes, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

CONVERTIBLE SECURITIES
----------------------

  The Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds may invest in convertible securities, including bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in the corporate capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

  In selecting convertible securities, the Advisor will consider, among other factors, their evaluation of the creditworthiness of the issuers of the securities, the interest or dividend income generated by the securities, the potential for capital appreciation of the securities and the underlying stocks, the prices of the securities relative to other comparable securities and to the underlying stocks, whether the securities are entitled to the benefits of sinking funds or other protective conditions, the issuer diversification of a Fund and whether the securities are rated by Moody's, S&P or another NRSRO and, if so, the ratings assigned.

  The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying stock while holding fixed income securities.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the International Equity Fund is authorized to enter into forward currency exchange contracts. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow a Fund to establish a rate of exchange for a future point in time. The Fund may also enter into foreign currency exchange contracts to seek to increase total return when the Advisor anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the International Equity Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor believes that there is a pattern of correlation between the two currencies.

  The Fund may enter into forward foreign currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, the Fund may enter into a contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

  When the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will generally not be possible to precisely match the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. In addition, the Advisor may purchase or sell forward foreign currency exchange contracts for the Fund for non-hedging purposes when the Advisor anticipates that the foreign currency will appreciate or depreciate in value.

  A separate account consisting of cash or liquid assets, equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Fund's Custodian, except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

FOREIGN INVESTMENTS
-------------------

  As indicated in the Prospectuses, the Bond, Growth and Income, Growth, MidCap and International Equity Funds may invest up to 20%, 10%, 10%, 10% and 100%, respectively, of their total assets, and the Balanced Fund may invest up to 20% and 10% of the fixed income and equity portions of its portfolio, respectively, in securities issued by foreign issuers, including American Depository Receipts ("ADRs") and, in the case of the International Equity Fund, European Depository Receipts ("EDRs"), wherever organized ("Foreign Securities"). In considering whether to invest in the Foreign Securities, the Advisor will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located.

  Investment in foreign securities involves special risks including market risk, foreign currency risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States. Market risk involves the possibility that stock prices will decline over short or extended periods. Stock markets tend to be cyclical, with alternate periods of generally rising and generally declining prices. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

  There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the possible imposition of withholding taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

  The Bond and Balanced Funds may invest in foreign debt and in the securities of foreign governments. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

  The Balanced, Growth and Income, Growth, MidCap and International Equity Funds may invest in ADRs, some of which may not be sponsored by the issuing institution. A non-sponsored depository may not be required to disclose material information that a sponsored depository would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

  Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

  To the extent that a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, the respective net currency positions of the International Equity Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the International Equity Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds investing in foreign securities are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

FUTURES CONTRACTS AND RELATED OPTIONS
-------------------------------------

  The Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable) for hedging purposes or to seek to increase total return. The International Equity Fund may also invest in currency futures contracts. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures.
However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

  Successful use of futures by a Fund is also subject to the Advisor's ability to correctly predict movements in the direction of the underlying security or index. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

  The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

  Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing-house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

  A Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund.

HYBRID INSTRUMENTS
------------------

  The International Equity Fund may invest up to 10% of its total assets in Hybrid instruments. Hybrid instruments have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

  Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a

Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid
Instrument.

  The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand of the Underlying Assets and interest rate movements. At various times Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

  Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

  Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

  Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

ILLIQUID SECURITIES
-------------------

  Each Fund may invest up to 15% of the value of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market (including repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, SMBS issued by private issuers, interest rate and currency swaps and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act")).

  If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Advisor determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. A Fund's investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers becomes uninterested in purchasing these securities.

INTEREST RATE SWAPS, FLOORS AND CAPS
------------------------------------

  In order to hedge against fluctuations in interest rates, the Short-Term Government, Bond, Balanced, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds may opt to enter into interest rate and mortgage swaps and interest rate caps and floors. A Fund typically uses interest rate and mortgage swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio securities. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that a specified index falls below (floor) or exceeds (cap) a predetermined interest rate. In a typical cap or floor arrangement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. Since interest rate swaps, mortgage swaps and interest rate caps and floors are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate swaps, mortgage swaps and interest rate caps and floors positions.

  If a Fund enters into interest rate and mortgage swaps, it will do so only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Advisor believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, do not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or mortgage swaps is accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to such accrued excess, is maintained in a segregated account by the Fund's Custodian.

  The use of interest rate swaps, mortgage swaps, caps and floors is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values and interest rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

  A Fund does not enter into any interest rate or mortgage swap or interest cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either AA or A-1 or Aa or P-1 or better by S&P or Moody's or the equivalent rating of another NRSRO or if unrated by such rating organizations, determined by the Advisor to be of comparable credit quality. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the relevant market. However, the staff of the SEC takes the position that swaps, caps and floors are illiquid for purposes of the Funds' limitations on investments in illiquid securities.

LENDING SECURITIES
------------------

  Each Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to at least the market value of the securities loaned. Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards defined as "money market instruments" below in "Temporary Investments." When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of a Fund's total assets (including the value of the collateral received for the loan). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in its judgment, the income to be earned form the loan justifies the attendant risks.

MORTGAGE DOLLAR ROLLS
---------------------

  The Short-Term Government, Bond and Balanced Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the case proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Advisor's ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

  For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES
--------------------------------------------

  The Short-Term Government, Bond and Balanced Funds may purchase mortgage-related securities and the Bond and Balanced Funds may purchase asset-backed securities that are secured by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies, which are described below, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

  Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to return a Fund will receive when these amounts are reinvested.

  MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

  A Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests.

  Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

  The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

  Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

  A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

  FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

  For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by

FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

  The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and accordingly the life of the certificates, will be a function of current market rates and current conditions in the relevant housing markets. Estimated average life will be determined by the Advisor, and such securities may be purchased by the Fund if the estimated average life is determined to be five years or less.

  Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

  ASSET-BACKED SECURITIES.    The Bond and Balanced Funds may purchase asset-
backed securities issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issuer is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Each of these Funds may also invest in other types of asset-backed securities that may be available in the future.

  The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected payments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Fund, the maturity of asset-backed securities will be based on estimates of average life.

  Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates. Furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of a shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

  Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (e.g., credit card and automobile loan receivables as opposed to real estate mortgages). Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payments on these securities.

  Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described below under "Illiquid Securities."

  In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

  Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

  The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e.,
                                                                      ----
loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. In calculating the average weighted maturity of a Fund, the maturity of asset-backed securities will be based on estimates of average life.

MUNICIPAL OBLIGATIONS
---------------------

  Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

  The two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues, and the respective portfolios may also purchase "moral obligation" issues, which are normally issued by special purpose authorities. General obligation securities are secured by the issuer's pledge of its full faith; credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

  The Bond and Balanced Funds may, when deemed appropriate by the Advisor in light of the particular Fund's investment objective, invest in obligations issued by state and local governmental issuers. Dividends which are derived from the interest of Municipal Obligations would be taxable to the Funds' shareowners for federal income tax purposes.

  Although the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds will invest most of their assets, under normal circumstances, in intermediate-term Municipal Obligations, the Funds may also purchase short-term project notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

  Further, each of these Funds may purchase Municipal Obligations known as "certificates of participation" which represent undivided proportional interests in least payments by a governmental or non-profit entity. The least payments and other rights under the least provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable le substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The Commerce Funds cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or, with respect to the Missouri Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Missouri Legislature relating to the status of the Missouri income tax on interest on Missouri obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of Municipal or Missouri Obligations for investment by a particular Fund and the liquidity and value of its respective portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

  Certain of the Municipal Obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds may, from time to time, invest more than 25% of their assets in Municipal Obligations covered by insurance policies.

OPTIONS TRADING
---------------

  Each of the Funds may purchase put and call options and may write covered call and secured put options, which will be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of securities subject to options written by the Bond, Balanced, International Equity, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds will not exceed 5% of the respective Fund's total assets. The aggregate value of securities subject to options written by the Growth, Growth and Income and MidCap Funds will not exceed 25% of the respective Fund's total assets. Notwithstanding the foregoing, a Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction, the aggregate amount of premiums paid for put options and the amount of margin deposits on existing futures positions do not exceed 5% of the total assets of the Fund.

  Options may relate to particular securities and various stock indexes or currencies. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

  The Funds will write only "covered" call options on securities. The option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its Custodian) upon conversion or exchange of other securities held by it. A call option is also covered if a Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian.

  A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., the same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

  When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

  As noted previously, there are risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Successful use of options by a Fund is subject to the Advisor's ability to correctly predict movements in the direction of stock prices, interest rates and other economic factors.

PASSIVE FOREIGN INVESTMENT COMPANIES
------------------------------------

  The International Equity Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such entities have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareowners will also indirectly bear similar expenses of such entities. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Fund held its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareowners.

  To avoid such tax and interest, the Fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Fund will be required to distribute any resulting income even though it has not sold the security.

PORTFOLIO TURNOVER
------------------

  The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average market value of the portfolio securities. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

*****


RATINGS OF SECURITIES
---------------------

  Investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody's or which are similarly rated by another nationally recognized statistical rating organization ("NRSRO") (including Fitch Investors Service, Inc., Duff & Phelps, Thomson BankWatch and
IBCA) or are unrated but deemed by the Advisor to be comparable in quality to instruments that are so rated. Obligations rated BBB by S&P, Baa by Moody's or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories.


  Subsequent to their purchase by the Bond, Balanced, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds, a Fund's portfolio securities may be downgraded below investment grade or may be deemed by the Advisor to be no longer comparable to investment-grade securities. Up to 5% of the Bond Fund's portfolio securities and up to 5% of the Balanced Fund's fixed-income portion of its portfolio securities may represent securities downgraded below investment grade. The Advisor will consider such an event in determining whether the Fund should continue to hold the security. See Appendix A for a description of applicable debt ratings.


  The International Equity Fund may also hold foreign or domestic money market instruments and domestic securities rated at the time of purchase in one of the three highest investment-grade categories by Moody's, S&P or another NRSRO. The Fund does not intend to purchase unrated debt obligations. In an event that the rating of any security held by the Fund falls below the required rating, the Sub-Advisor will dispose of the security unless it appears this would be disadvantageous to the Fund.


  The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch IBCA Investor Service, Inc. and Thomson BankWatch, as NRSROs, represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in conjunction with the particular Fund's investment policy when determining whether the Fund should continue to hold the obligation.



  The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.


  Attached to this Statement of Additional Information is Appendix A, which contains descriptions of the rating symbols used by NRSROs for securities in which the Funds may invest.


REPURCHASE AGREEMENTS
---------------------

  Each Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with a Fund's Custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Advisor. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by a Fund may be delayed or limited.


  The repurchase price under the repurchase agreements described in the Funds' Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' Custodian (or sub-Custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.


REVERSE REPURCHASE AGREEMENTS
-----------------------------

  Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Advisor to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay on the repurchase date. A Fund will only enter into reverse repurchase agreements to avoid the need to sell its securities to meet redemption requests during unfavorable market conditions. As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a

Fund's assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage.

RIGHTS OFFERINGS AND WARRANTS
-----------------------------

  The Balanced, Growth and Income, Growth, MidCap and International Equity Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. This 2% limit on unlisted warrants does not apply to the International Equity Fund. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.


SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES
-----------------------------------------------

  Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Advisor, or any affiliate of Commerce Bancshares, Inc. As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the Fund.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MISSOURI OBLIGATIONS [TO BE
--------------------------------------------------------------------
UPDATED BY MISSOURI COUNSEL]


  The following discussion highlights some of the more important economic and financial trends and considerations affecting Missouri Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Missouri, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. The Commerce Funds has not independently verified any of the information contained in such statements or other documents.

  Missouri's population was 5,402,508 in 1997 according to the United States Bureau of Estimates Program, which represented an increase of 5.6% from the 1990 decennial census of 5,117,073 inhabitants. In 1996, St. Louis and the surrounding metropolitan area constituted the 18th largest Metropolitan Statistical Area (MSA) in the nation with approximately 2.55 million inhabitants, more than half of which were Missouri residents. St. Louis is located on the eastern boundary of the State on the Mississippi River and is a distribution center and an important site for banking and manufacturing activity. Anchoring the western boundary is Kansas City, which is Missouri's second largest metropolitan area. In 1996, Kansas City was the 24th largest MSA nationally with approximately 1.69 million inhabitants, more than half of which were Missouri residents. Kansas City is a major agri-business center for the United States and is an important center for finance and industry. Springfield, St. Joseph, Joplin and Columbia are also important population and industrial centers in the State. Missouri's personal income rose at a 5.6% rate during 1996. Missouri's employment stood at 2,790,252 at the end of 1997, up 20,717 from one year ago. At the end of June 1997, the state unemployment rate was 4.1% compared to 4.7% at the end of June 1996. The national rate was 5.2% at the end of June 1997.

  The major sectors of the State's economy include agriculture, manufacturing, trade, government and services. Farming has traditionally played a dominant role in the economy and yielded a large portion of the State's revenues. Although the concentration in farming remains above the national average, with increasing urbanization, significant income-generating activity has shifted from agriculture to manufacturing and services. Earnings and employment are distributed among the manufacturing, trade and service sectors in a close approximation of the average national distribution, thus lessening the State's cyclical sensitivity to impact by any single sector. In 1996, services represented the single most significant non-agricultural economic activity, with wholesale and retail trade ranking second and manufacturing ranking third. In 1996, these three economic sectors accounted for 67.6% of the State's nonagricultural employment. Manufacturing, which accounts for approximately 16.1% of employment, is concentrated in defense, transportation equipment and other durable goods. To the extent that the economy suffers a recession, the manufacturing sector, in particular, could be adversely affected.

  Defense-related businesses play an important role in Missouri's economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft production and defense related businesses receive sizeable annual defense contract awards. In 1996, Missouri ranked fourth among the states in Department of Defense contract awards. The continued decline in defense appropriations by the U.S. Congress have had and will continue to have an impact on the State.

  Limitations on State debt and bond issues are contained in Article III,
Section 37 of the Constitution of Missouri. Pursuant to this section, (1) the General Assembly may issue general obligation bonds solely to refund outstanding bonds (provided that the refunding bonds must mature within 25 years of issuance); (2) the General Assembly upon the recommendation of the Governor to incur a temporary liability by reason of unforeseen emergency or of deficiency in revenue, may issue bonds in an amount not to exceed $1 million for any one year (must be paid within 5 years of issuance); and (3) the General Assembly, or the people by initiative, may submit a proposition to incur temporary indebtedness greater than $1 million by reason of unforeseen emergency or of deficiency in revenue, and the bonds may be issued if approved by a majority of those voting (such bonds must be retired serially and by installment within 25 years of issuance). Before any bonds are issued pursuant to Section 37, the General Assembly must make provisions for the payment of principal and interest and may provide for an annual tax on all taxable property in an amount sufficient for that purpose.

  Certain water pollution bonds and State building bonds are also authorized pursuant to Sections 37(b)-(f), inclusive. In 1971, Missouri voters approved a constitutional amendment providing for the issuance of $150 million of general obligation bonds for the protection of the environment through the control of water pollution. In 1979, voters approved a constitutional amendment authorizing an additional $200 million of State Water Pollution Control Bonds. In 1982, State voters approved a constitutional amendment authorizing the issuance of $600 million of Third State Building Bonds. Proceeds from the Third State Building Bonds are used to provide funds for improvement of State buildings and property, including education, mental health, parks, corrections and other State facilities, and for water, sewer, transportation, soil conservation and other economic development projects. In 1988, Missouri voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $275 million for controlling water pollution and making improvements to drinking water systems. In 1994, state voters approved a constitutional amendment authorizing the issuance of $250 million Fourth State Building Bonds. Proceeds from the Fourth State Building Bonds fund the rebuilding of institutions of higher education, land acquisition, construction and purchase of buildings, and planning, furnishing, equipping and landscaping such improvements and buildings.

  Article III, Section 36 of the Constitution of Missouri requires that the General Assembly appropriate the annual principal and interest requirements for outstanding general obligation bonds before any other appropriations are made. Such amounts must be transferred from the General Revenue Fund to bond interest and sinking funds. Authorization for these transfers, as well as the actual payments of principal and interest, are provided in the first appropriation bill of each fiscal year.

  In addition to general obligation bonds, the Missouri legislature has established numerous entities as bodies corporate and politic, which are authorized to issue bonds to carry out their corporate purposes.

  Article X, Sections 16-24 of the Constitution of Missouri (the "Tax Limitation Amendment") imposes a limit on the amount of taxes and other revenue enhancement charges such as user fees which may be imposed by the State or a political subdivision in any fiscal year. This limit is tied to total State revenues for the fiscal year ended June 30, 1981, as defined in the Tax Limitation Amendment, and adjusted annually, in accordance with the formula set forth in the amendment. Under that formula, the revenue limit (the "Revenue Limit") for any fixed year equals the product obtained by multiplying (i) the ratio of total state revenues in fiscal year 1980-1981 divided by the aggregate personal income received by persons in Missouri from all sources ("Personal Income of Missouri") in calendar year 1979 times (ii) the Personal Income of Missouri in either the calendar year prior to the calendar year in which appropriations for the fiscal year for which the calculation is being made, or the average of Personal Income of Missouri in the previous three calendar years, whichever is greater. If the Revenue Limit is exceeded by 1% or more in any fiscal year, a refund of the excess revenues collected by the State is required. If the excess revenues collected are less than 1%, then the excess is not refunded but is transferred to the General Revenue Fund. The details of the Tax Limitation Amendment are complex and clarification from subsequent legislation and judicial decisions may be necessary for the Tax Limitation Amendment to be fully implemented. The Revenue Limit can be exceeded only if the General Assembly approves by a two-thirds vote of each house an emergency declaration as requested by the Governor. The Revenue Limit does not apply to taxes imposed for payment of principal and interest on bonds that have been approved by the voters, as authorized by the Missouri Constitution.

  In addition to the Revenue Limit, the General Assembly is prohibited without voter approval from increasing taxes as fees in any fiscal year that in total produces new annual revenues greater than $50 million, adjusted annually by the percentage change in the personal income of Missouri for the second previous fiscal year, or 1% of total state revenue for the previous fiscal year prior to the General Assembly action, whichever is less. The Tax Limitation Amendment could adversely affect the repayment capabilities of certain non-general obligation issues if payment is dependent upon increases in taxes or appropriations by the State's General Assembly.


  General revenue collections in fiscal year 1998 were $_______ million, ____% above fiscal year 1997 collections. The fiscal year 1999 budget is conservatively based upon general revenue collections of $______ million.

STAND-BY COMMITMENTS
--------------------

  The National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds may acquire stand-by commitments with respect to Municipal Obligations held within their respective portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.


  The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.


  The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. The Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Advisor will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.


  The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value.


STRIPPED SECURITIES
-------------------

  The Federal Reserve has established an investment program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Bond and Balanced Funds may purchase securities registered under this program. This allows the Funds to be able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.


  In addition, the Bond and Balanced Funds may acquire U.S. Government Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Obligations for federal tax purposes. The Commerce Funds is unaware of any binding legislative, judicial or administrative authority on this issue. Investments by either Fund in these securities will not exceed 5% of the value of the Fund's total assets.


  Although stripped securities do not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareowners request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.


  In addition, the Bond and Balanced Funds may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

TEMPORARY INVESTMENTS
---------------------

  Each Fund may assume a temporary defensive position at times when the Advisor believes such a position is warranted by uncertain or unusual market conditions. Such a position would allow a Fund to deviate from its fundamental and non-fundamental policies. Each Fund may invest for temporary defensive purposes up to 100% of its total assets in cash or cash equivalent short-term obligations including "money market instruments," a term which includes, among other things, bank obligations, commercial paper and notes, U.S. Government Obligations, foreign government securities (if permitted) and repurchase agreements. "Money market investments" also include, for purposes of the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds, corporate bonds with remaining maturities of 397 days or less.


  Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor deems the investment to present minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.


  Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.


  Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

  The International Equity Fund may also hold foreign or domestic money market instruments and debt securities rated at the time of purchase in one of the three highest investment-grade categories by Moody's, S&P or another NRSRO. The Fund does not intend to purchase unrated debt obligations. In the event that the rating of any security held by the Fund falls below the required rating, the Sub-Advisor will dispose of the security unless it appears this would be disadvantageous to the Fund.


  Investments by the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds in taxable commercial paper will consist of issues that are rated A-1 or better by S&P, Prime-1 by Moody's or the equivalent rating of another rating agency. Commercial paper may include variable and floating rate instruments.


  When the Advisor pursues a temporary defensive strategy, the Funds may not profit from favorable developments that would have been available if the Funds were pursuing their normal investment strategies. In addition, when the Advisor uses a defensive strategy, the Funds will not be pursuing their investment objectives.


U.S. GOVERNMENT OBLIGATIONS
---------------------------

  As stated in the Prospectuses, pursuant to their respective investment objectives, the Funds may invest in U.S. Government Obligations. Examples of the types of U.S. Government Obligations which may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.


  U.S. Government Obligations purchased by the Short-Term Government Fund with nominal remaining maturities in excess of five years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of five years or less so as to be permissible investments as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.


  U.S. Government obligations have historically involved little risk of loss of principal if held to maturity. The Short-Term Government Fund, however, will not necessarily hold its securities to maturity. Generally, the market value of securities not held to maturity can be expected to vary universally to changes in prevailing interest rates. In addition, neither the U.S. Government, nor any agency or instrumentality thereof has guaranteed, sponsored or approved the Short-Term Government Fund or its shares. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.


VARIABLE AND FLOATING RATE INSTRUMENTS
--------------------------------------

  The Funds may purchase variable rate and floating rate obligations issued by corporations, industrial development authorities and governmental entities. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Funds, the Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.


  While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market and with notice/termination dates in excess of seven days will be included in the calculation of a Fund's illiquid assets.

  Variable and floating rate demand instruments acquired by the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds may include participations in Municipal Obligations purchased from and owned by financial institutions (primarily banks). Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.


WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS
---------------------------------------------

  Each Fund may purchase securities on a when-issued basis or enter into forward commitment transactions. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in market prices or in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield or price obtained in a transaction (and therefore the value of the security) may be less favorable than the yield or price (and therefore the value of the security) available in the market when the securities delivery takes place. When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Funds' Custodian will set aside cash or liquid assets, as permitted by applicable law, equal to the amount of the purchase or the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund will set aside cash or liquid assets, as permitted by applicable law, in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding.

  A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. No Fund intends to engage in when-issued purchases and forward commitments for speculative purposes. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.


  When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


  The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day that the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.


ZERO COUPON BONDS
-----------------

  Each Fund may acquire zero coupon bonds. Such obligations will not result in the payment of interest until maturity and typically have greater price volatility than coupon obligations. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareowners and which, because no cash is received at the time of accrual, may require the liquidations of other portfolio securities to satisfy the Fund's distribution obligations. These actions may occur under disadvantageous circumstances and may reduce a Fund's assets, thereby increasing its expense ratio and decreasing its rate of return. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

INVESTMENT LIMITATIONS
----------------------

  Each Fund is subject to the investment limitations enumerated below, which may not be changed with respect to a Fund without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareowners if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Other restrictions in the form of non-fundamental policies are subject to change by The Commerce Funds' Board of Trustees without shareholder approval. In addition, the Funds' investment objectives are fundamental and may not be changed without shareowner approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of the fluctuation in the value of the Fund's assets.


  As a matter of fundamental policy, no Fund may:


  1. With respect to 75% of a Fund's total assets: (i) invest more than 5% of a Fund's total assets in the securities of any one issuer; (ii) invest more than 25% of a Fund's total assets in the securities of issuers in any one industry; and (iii) hold more than 10% of the outstanding voting securities of any one issuer; provided that the foregoing does not apply to the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations.


  2. Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.


  3. Make loans to other persons, except that the purchase of all or a portion of an issue of securities or obligations of the type in which a Fund may invest shall not be deemed to be the making of a loan, and except further that a Fund may enter into repurchase agreements in accordance with its investment objective and policies and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the value of the collateral for the loan).

  4. Borrow money, issue senior securities or pledge its assets, except that a Fund may borrow from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amount borrowed) and pledge its assets to secure such borrowings, provided the Fund maintains assets coverage of at least 300% for all such borrowings. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.


  5. Purchase securities on margin, except that (i) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) a Fund may pay initial or variation margin in connection with futures and related option transactions, and (iii) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options or to a Fund's transactions in securities on a when-issued or forward commitment basis.


  6. Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended ("Securities Act") in purchasing and selling portfolio securities and except insofar as such underwriting would comply with the limits set forth in the 1940 Act.


  7. Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and a Fund's current prospectus and statement of additional information, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.


  As a matter of fundamental policy:


  1. Each of the National Tax-Free Intermediate Bond Fund and the Missouri Tax-Free Intermediate Bond Fund will limit its investments so that less than 25% of the Fund's total assets will be invested in the securities of the issuers in any one industry. For purposes of this restriction, state and municipal governments and their agencies and instrumentalities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not deemed to be industries in connection with the issuance of tax-exempt securities. Thus, a Fund may invest 25% or more of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one Municipal Obligation would also affect other Municipal Obligations. For example, a Fund may so invest in (a) Municipal Obligations the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Obligations whose issuers are in the same state, or (c) industrial development obligations. The Funds will not purchase securities (except U.S. Government Obligations) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the National Tax-Free Fund, and up to 50% of the total assets of the Missouri Tax-Free Fund, may be invested without regard to this 5% limitation (although not more than 25% of the Missouri Tax-Free Fund's total assets will be invested in the securities of any one issuer).

  As a matter of non-fundamental policy, no Fund may:

  1. Purchase securities of other investment companies except (a) purchases which are part of a plan of merger, consolidation, reorganization, or acquisition, and (b) other purchases of the securities of investment companies only if the purchases are of open-ended, no-load funds, are conditioned on the waiver of management fees and further, if immediately thereafter (i) not more than 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) not more than 5% of the Fund's total assets, taken at market value, would be invested in the securities of any one investment company, (iii) not more than 10% of the Fund's total assets, taken at market value, would be invested in the aggregate in securities of investment companies as a group, and
(iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one investment company.

  2. Make short sales of securities or maintain a short position, except that a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).


  3. Invest in illiquid securities and securities of unseasoned issuers, if as a result more than 15% of its net assets would be invested in such securities.



  4.  Make investments for the purpose of exercising control or management.



  5. Invest in warrants if at the time of acquisition a Fund's investment in warrants would exceed 10% of the value of the Fund's net assets.


  6. Invest in real estate limited partnership interests or participations or other direct interests in or enter into leases with respect to oil, gas or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration of development activities.

  7. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to more than 25% (5% with respect to the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds) of the value of its net assets.


  As a matter of non-fundamental policy, the International Equity Fund will engage in futures contracts and options thereon only for bona fide hedging, total return enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC. Initial margin deposits and premiums on options for non-hedging purposes will not equal more than 5% of the Fund's net assets.



  1. With regard to the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds:

          Each Fund will limit its investments so that, with respect to 75% of a Fund's total assets: (i) not more than 5% of a Fund's total assets will be invested in the securities or any one issuer; (ii) not more than 25% of a Fund's total assets will be invested in the securities of issuers in any one industry; and (iii) not more than 10% of the outstanding voting securities of any one issuer will be held by a Fund. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities are excepted from these limitations. Each Fund may borrow money from banks for temporary or emergency purposes or to meet redemption requests and may enter into reverse repurchase agreements, provided that the Fund maintains asset coverage of at least 300% for all such borrowings.

2. With regard to the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds:

          Each Fund will limit its investments so that less than 25% of the Fund's total assets will be invested in the securities of issuers in any one industry. For the purposes of this restriction, state and municipal governments and their agencies and instrumentalities are not deemed to be industries in connection with the issuance of tax-exempt securities. Thus, a Fund may invest 25% or more of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one Municipal Obligation would also affect the other Municipal Obligations. For example, a Fund may so invest in (a) Municipal Obligations the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Obligations whose issuers are in the same state, or (c) industrial development obligations. The Funds will not purchase securities (except U.S. Government Obligations) if more than

          5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the National Tax-Free Intermediate Bond Fund, and up to 50% of the total assets of the Missouri Tax-Free Intermediate Bond Fund, may be invested without regard to this 5% limitation (although not more than 25% of the Fund's total assets will be invested in the securities of any one issuer). Additionally, a Fund may not borrow money, except from banks for temporary or short-term purposes, provided that the Fund maintains asset coverage of 300% for all such borrowings.


                                 PRICING OF SHARES

  The net asset value per share for each Fund of The Commerce Funds is calculated separately for Institutional and Service Shares by adding the value of all portfolio securities and other assets belonging to the Fund that are allocable to a particular class, subtracting the liabilities charged to such class of the Fund, and dividing the result by the number of shares outstanding of such class of the Fund. Assets which belong to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of The Commerce Funds not belonging to a particular investment portfolio. Assets belonging to a particular class of a Fund are charged with the direct liabilities of that class and with a share of the general liabilities of The Commerce Funds which are normally allocated in proportion to the relative net asset values of all of The Commerce Funds' investment portfolios at the time of allocation. Payments under The Commerce Funds' Shareholder Administrative Services Plans for Institutional Shares and Service Shares are allocated to the Shares in proportion to the relative net asset values of the Funds. Payments under the Distribution Plan pursuant to Rule 12b-1 are applicable only to the Service Shares of The Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds.

  As stated in their Prospectuses, a Fund's investments will be valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of The Commerce Funds' Board of Trustees. A security that is primarily traded on a domestic securities exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the current bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

  The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors by or under the direction of The Commerce Funds' Board of Trustees. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, European and Pacific Basin securities trading may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not considered to be Business Days. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern time, and at other times may not be reflected in the calculation of net asset value of the Fund.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  Shares of the Funds are offered and sold on a continuous basis by The Commerce Funds' Distributor, Goldman, Sachs & Co., acting as agent for The Commerce Funds. Service Shares of the Funds are sold to investors at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the Prospectus. Institutional Shares of the Funds are sold to investors at the net asset value next determined after a purchase order is received.


  An illustration of the computation of the public offering price per share of the Institutional and Service Shares of the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds and the Institutional Shares of the National Tax-Free Intermediate Bond Fund and the Missouri Tax-Free Intermediate Bond Funds, based on the value of the total net assets and total number of shares outstanding on October 31, 1998, is as follows:

PUBLIC OFFERING PRICE
---------------------

                                     Table
                                     -----


==================================================================================================================
                          Bond Fund             Balanced  Fund         Growth & Income Fund         Growth Fund
                          ---------             --------------         --------------------         -----------
                  Institutional  Service   Institutional  Service   Institutional  Service  Institutional  Service
                  -------------  -------   -------------  -------   -------------  -------  -------------  -------
==================================================================================================================

Net Assets (in
 000's)
------------------------------------------------------------------------------------------------------------------
Number of
 Shares
 Outstanding
------------------------------------------------------------------------------------------------------------------
Net Asset Value
  Per Share
------------------------------------------------------------------------------------------------------------------
Sales Charge,
 3.50 percent of
  offering
  price (3.63
  percent of
  net asset
  value per
  share)
------------------------------------------------------------------------------------------------------------------
Offering Price
  to Public
==================================================================================================================


====================================================================================================================
                       MidCap Fund       International Equity Fund      National Tax-Free       Missouri Tax-Free
                       -----------       -------------------------      -----------------       -----------------
                 Institutional  Service    Institutional  Service    Intermediate Bond Fund   Intermediate Bond Fund
                 -------------  -------    -------------  -------    ----------------------   ----------------------
                                                                          Institutional            Institutional
                                                                          -------------            -------------
--------------------------------------------------------------------------------------------------------------------
Net Assets (in
 000's)
--------------------------------------------------------------------------------------------------------------------
Number of
 Shares
 Outstanding
--------------------------------------------------------------------------------------------------------------------
Net Asset Value
  Per Share
--------------------------------------------------------------------------------------------------------------------
Sales Charge,
 3.50 percent of
 offering
 price (3.63
 percent of
 net asset
 value per
 share)
--------------------------------------------------------------------------------------------------------------------
 Offering Price
  to Public
====================================================================================================================

=============================================================
                                           Short-Term
                                        Government Fund
                               Institutional          Service
                               -------------          -------
-------------------------------------------------------------
Net Assets (in 000's)
-------------------------------------------------------------
Number of Shares
 Outstanding
-------------------------------------------------------------
Net Asset Value
  Per Share
-------------------------------------------------------------
Sales Charge, 2.00
 percent of
 offering price (2.04
 percent of net
 asset value per share)
-------------------------------------------------------------
Offering Price
  to Public
=============================================================


ADDITIONAL REDEMPTION INFORMATION
---------------------------------

          Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closing; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Commerce Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectuses under "How To Sell Shares," The Commerce Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Funds as provided in the Prospectuses.

          In an exchange, the redemption of shares being exchanged will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received. The shares of the Fund to be acquired will be purchased at the per share net asset value of those shares (plus any applicable sales charge) next determined after acceptance of the purchase order by The Commerce Funds in accordance with its customary policies for accepting investments.


          A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareowners may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareowners who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.


RETIREMENT PLANS
----------------

     PROFIT-SHARING PLAN. The Commence Funds have available a profit-sharing plan (including a 401(k) option) (the "Profit-Sharing/401(k) Plan") for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Funds as a funding medium for a retirement plan qualified under the Internal Revenue Code (the "Code").


     The Code provides certain tax benefits for contributions by a self-employed individual or corporation to the Profit-Sharing/401(k) Plan. For example, contributions to the Plan are deductible (subject to certain limits) and earnings on the contributions are not taxed until distributed. However, distribution of amounts from the Profit-Sharing/401(k) Plan to a participant before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant's gross income.


     Individual Retirement Accounts. The Commerce Funds have available an individual retirement account (the "regular IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. The Code limits the amount an individual may contribute to an IRA and such contributions and earnings thereon are not subject to federal income tax until distributed. Except for rollover distributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may no longer contribute to a regular IRA held in his or her behalf. Distribution of an individual's regular IRA assets (and earnings thereon) before the individual attains age 59 1/2 will result in an additional 10% tax on the amount included in the individual's gross income.


     The Commerce Funds permit certain employers (including self-employed individuals) to make contributions to an employee's regular IRA if the employer establishes a Simplified Employee Pension ("SEP") plan. A SEP permits an employer to make discretionary contributions to all of its employees' regular IRAs equal to a uniform percentage of each employee's compensation (subject to certain limits). The Code provides certain tax benefits to employees who contribute to an employee's regular IRA pursuant to a SEP. For example, employer contributions to an employee's regular IRA pursuant to a SEP are deductible (subject to certain limits).


     The Commerce Funds also have available a Roth individual retirement account (the "Roth IRA") for use by individuals with compensation for services rendered. Individuals whose adjusted gross income ("AGI") is within the applicable income limitations (an AGI of up to $110,000 for a single individual and an AGI of up to $160,000 for married couples filing jointly) may contribute at any age to a Roth IRA for the individual and for his or her nonworking spouse. Roth IRA contributions are not deductible. Earnings on amounts contributed to a Roth IRA, however, may be withdrawn tax and penalty-free if the Roth IRA has been held for at least five years and the distribution is due to the account owner's attainment of age 59 1/2 or another qualifying event. Distributions which do not meet these criteria are generally subject to a 10% withdrawal tax.


     SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES OF SMALL EMPLOYERS. Finally, The Commerce Funds offer a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). Each eligible employee of participating employers may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE individual retirement account (a "SIMPLE IRA"). The employer must generally make an annual, non-discretionary contribution to the SIMPLE IRA of each eligible employee. The Code provides certain tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee's SIMPLE IRA. For example, these contributions are deductible (subject to certain limits) and not subject to federal income tax until distributed.

     In the Profit-Sharing/401(k) Plan and in the IRAs available through the Funds, distributions of net investment income and capital gains will be automatically reinvested.

     The foregoing brief descriptions are not complete or definitive explanations of the Profit-Sharing/401(k) Plan or IRAs available for investment in the Funds. In addition, the foregoing plans are not available for purposes of the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds. Any person who wishes to establish a retirement plan account may do so by contacting The Commerce Funds directly. The complete Plan and IRA documents and applications will be provided to existing or prospective shareowners upon request, without obligation. The Commerce Funds recommends that investors consult their attorneys or tax advisers to determine if the retirement programs described herein are appropriate for their needs.


                             DESCRIPTION OF SHARES

          Under the Funds' Trust Instrument, the shares of beneficial interest in The Commerce Funds shall be divided into such transferable shares of one or more separate and distinct series or classes of a series, as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareowners, issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in the treasury. Also, the Trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interests in The Commerce Funds. The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account.


          The Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds offer two classes of shares:
Institutional Shares and Service Shares. The National Tax-Free Intermediate Bond Fund and the Missouri Tax-Free Intermediate Bond Fund offer only Institutional Shares.


          Fund shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. All shares issued as described in the Prospectuses will be fully paid and non-assessable.


          Each share of a series shall represent an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive distributions of income and capita gains, if any, which are made with respect to such series and which are attributable to such shares.
Upon redemption of shares, such shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

          The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of shareowners of any series of The Commerce Funds, to establish and designate and to change in any manner any such series of shares or any classes of initial or additional series and to fix such relative preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide or combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, and to take such other action with respect to the shares as the trustees may deem desirable.

          In the event of a liquidation or dissolution of The Commerce Funds or an individual Fund, the Trustees may sell and convey all or substantially all of the assets of The Commerce Funds or any series to another entity or to a separate series of shares thereof, for adequate consideration. The sale or conveyance may include the assumption of all outstanding obligations, taxes and other liabilities and may include shares of beneficial interest, stock or other ownership interests. In the alternative, the Trustees may sell and convert into money all of the assets of The Commerce Funds or any series. After such actions, the Trustees will distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of those series then outstanding.


          Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareowners of The Commerce Funds voting together in the aggregate without regard to a particular investment portfolio.


          The shareowners have the power to vote only for the election of Trustees, for the removal of Trustees and with respect to such additional matters relating to The Commerce Funds as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable. The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. A proxy may be given in writing, by telefax, or in any other manner provided for in the By-laws.


          Special meetings of the shareowners of any series may be called by the Trustees and shall be called by the Trustees upon the written request of shareowners owning at least 10% of the outstanding shares entitled to vote. Whenever ten or more shareowners meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other shareowners with a view to obtaining signatures on such a request for a meeting, the Trustees shall provide shareowners access to The Commerce Funds' list of record shareowners or the mailing of such materials to such record shareowners, subject to the applicable provisions of the 1940 Act. Notice shall be sent by mail or such other means as determined by the Trustees at least 15 days prior to any such meeting. One-third of the shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareowners' meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any action which may be taken by the shareowners of The Commerce Funds or of a series may be taken without a meeting if shareowners holding more than a majority of the shares entitled to vote, except when a larger vote is required by law or by any provision of the Trust Instrument, shall consent to the action in writing, provided that such action by written consent is approved by the Board of Trustees.


          When used in the Prospectuses or in this Statement of Additional Information, a "majority" of shareowners of The Commerce Funds or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of The Commerce Funds or the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of The Commerce Funds or the Fund.


          The Trust Instrument provides that the Trustees, when acting in their capacity, will not be personally liable to any person other than The Commerce Funds or a beneficial owner for any act, omission or obligation of The Commerce Funds or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of The Commerce Funds or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Business Trust law shall protect any Trustee against any liability to The Commerce Funds or to shareowners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

                    ADDITIONAL INFORMATION CONCERNING TAXES


FEDERAL TAXES

          Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.


          The International Equity Fund. It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareowner, which would allow each shareowner either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.


FEDERAL TAX-EXEMPT INFORMATION

          The National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds' distributions will generally constitute tax-exempt income for shareowners for federal income tax purposes. It is possible, depending upon the Funds' investments, that a portion of the Funds' distributions could be taxable to shareowners as ordinary income or capital gains, but the Funds do not expect that this will be the case.


          State and local income taxes generally apply to interest on bonds of states and political subdivisions outside of the state in which the tax is imposed. Missouri exempts interest on (i) its own obligations, (ii) the obligations of its political subdivisions, (iii) U.S. Government obligations, and (iv) obligations of certain U.S. territories and possessions, from its personal income tax and general corporate income tax. The Funds' distributions from these sources will retain their exempt character in the hands of shareowners.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally will not be deductible for federal income tax purposes.


          You should note that a portion of the exempt-interest dividends paid by the Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or Railroad Retirement payments received by you are subject to federal income taxes.

                       MANAGEMENT OF THE COMMERCE FUNDS

                      TRUSTEES AND OFFICERS OF THE TRUST

          The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each Trustee has an address c/o The Commerce Funds, 922 Walnut Street, Kansas City, Missouri 64141.



                                POSITION(S) HELD WITH THE
NAME, ADDRESS AND AGE           TRUST                            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------           --------------                   -------------------------------------------
John Eric Helsing               Trustee and Chairman            Retired.  Former Professor and Chairman, Department
c/o The Commerce Funds                                          of Business Administration and Economics of William
922 Walnut Street                                               Jewell College since September 1990.  Lecturer at
Kansas City, MO 64141                                           William Jewell College since September 1996.
DOB:  11/6/33                                                   Director, Valentine Radford Communications and
                                                                Trustee, Midwest Research Institute.

*Warren W. Weaver               Trustee and President           Retired.  Former Vice Chairman, Commerce Bancshares,
c/o The Commerce Funds                                          Inc. and Commerce Bank, N.A.  Director, Milbank Mfg.
922 Walnut Street                                               Company; Director, Roddis Lumber Company.
Kansas City, MO 64141
DOB:  10/10/30

*Randall D. Barron              Trustee and Treasurer           Retired.  Former President, Missouri Division,
c/o The Commerce Funds                                          Southwestern Bell Telephone Company since 1984.
922 Walnut Street                                               Former Director, Commerce Bancshares, Inc.
Kansas City, MO 64141
DOB:  10/25/29

David L. Bodde                                                  Charles N. Kimball Professor of Technology and
c/o The Commerce Funds          Trustee                         Innovation, University of Missouri, Kansas City
922 Walnut Street                                               since July 1996.  Vice President, Midwest Research
Kansas City, MO 64141                                           Institute since January 1991.  Executive Director,
DOB:  1/27/43                                                   Commission on Engineering, National Academy of
                                                                Sciences from April 1986 to January 1991; Director,
                                                                Missouri Technological Corporation.  Director,
                                                                Kansas City Power & Light Company since 1994.

John Joseph Holland             Trustee                         Executive Vice President from June 1998 to present,
c/o The Commerce Funds                                          Butler Manufacturing Company and Vice President and
922 Walnut Street                                               Chief Financial Officer from January 1990-June 1998;
Kansas City, MO 64141                                           Director, Allendale Insurance Company.
DOB:  3/05/50

Gordon Linke                    Vice President                  Vice President of Goldman, Sachs & Co. March 1990 to
Goldman Sachs Asset                                             present.
Management
555 California Street
Suite 4500
San Francisco, CA  94104
DOB: 12/18/57

*Trustees who are "interested persons" of The Commerce Funds, as defined in the 1940 Act.

                                POSITION(S) HELD WITH THE
NAME, ADDRESS AND AGE           TRUST                             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------           -----                             -------------------------------------------
Nancy L. Mucker                 Vice President                  Vice President, Goldman Sachs since April 1985.
Goldman Sachs Asset                                             Manager of Shareholder Services for Goldman Sachs
Management                                                      Asset Management Funds Group since November 1989.
4900 Sears Tower
Chicago, IL 60606
DOB: 7/26/49

W. Bruce McConnel, III          Secretary                       Partner of the law firm Drinker Biddle & Reath LLP,
Drinker Biddle & Reath LLP                                      Philadelphia, Pennsylvania.
1345 Chestnut Street
Philadelphia, PA  19107
DOB:  02/07/43

Philip V. Guica, Jr.            Assistant Secretary             Assistant Treasurer and Vice President, Goldman,
Goldman, Sachs & Co.                                            Sachs & Co. (May 1992  present)
10 Hanover Square
New York, NY  10004
DOB:  03/03/62

John Perlowski                  Assistant Secretary             Vice President, Goldman, Sachs & Co., since July
Goldman, Sachs & Co.                                            1995.  Director/Fund Accounting & Custody,
One New York Plaza                                              Investors Bank & Trust Co., November 1993 to July
New York, NY 10004                                              1995.  Formerly, Manager, Audit Division, Arthur
DOB: 11/7/64                                                    Andersen, September 1986 to November 1993.

Michael J. Richman, Esq.        Assistant Secretary             Vice President and Assistant General Counsel of
Goldman Sachs & Co.                                             Goldman Sachs and Counsel to the Funds Group of
12th Floor                                                      Goldman Sachs Asset Management since June 1992.
Legal Department                                                Associate General Counsel to Goldman Sachs Asset
85 Broad Street                                                 Management since February 1994.  Formerly Partner,
New York, NY 10004                                              Hale and Dorr from September 1991 to June 1992.
DOB: 10/24/60                                                   Attorney-at-law, Gaston & Snow prior thereto.

Howard B. Surloff               Assistant Secretary             Counsel to Goldman Sachs and the Funds Group of
Goldman Sachs & Co.                                             Goldman Sachs Asset Management since November 1993.
12th Floor                                                      Assistant General Counsel since November 1995 and
Legal Department                                                Vice President of Goldman Sachs since May 1994.
85 Broad Street                                                 Formerly Associate of Shereff, Friedman, Hoffman &
New York, NY 10004                                              Goodman.
DOB: 6/21/65

                                   *   *   *

  Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates. The Commerce Funds has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Guica, Linke, Perlowski, Richman and Surloff and Ms. Mucker hold similar positions with one or more investment companies that are advised by Goldman Sachs.

  Effective July 29, 1998, each Trustee receives a fee of $1,500 for each regular meeting of the Board of Trustees, plus $750 for each special meeting of the Board of Trustees. Prior to July 29, 1998, Trustees were entitled to receive an annual retainer of $5,000 per year, plus $750 for each special meeting of the Board of Trustees. All Trustees are reimbursed for out of pocket expenses incurred in connection with attendance at meetings. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended October 31, 1998:

                                                  PENSION OR
                                                  RETIREMENT
                                                   BENEFITS
                               AGGREGATE          ACCRUED AS      AGGREGATE
        NAME OF              COMPENSATION        PART OF FUND    COMPENSATION
    PERSON/POSITION         FROM THE TRUST         EXPENSES      FROM THE FUND
    ---------------         --------------         --------      -------------
JOHN ERIC HELSING,             $________               $0            N/A
 Trustee, Chairman

WARREN W. WEAVER,              $________               $0            N/A
Trustee, President

RANDALL D. BARRON,             $________               $0            N/A
Trustee, Treasurer

DAVID L. BODDE, Trustee        $________               $0            N/A

JOHN JOSEPH HOLLAND,           $________               $0            N/A
Trustee


          Effective October 28, 1998, each Trustee became entitled to participate in The Commerce Funds Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by The Commerce Funds in the shares of one or more portfolios in The Commerce Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate The Commerce Funds to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee. The Commerce Funds may invest in underlying securities without shareowner approval.

  The Trustees and officers of The Commerce Funds as a group held less than 1% of each of the Institutional and Service Classes of the Funds.

INVESTMENT ADVISOR

  The Funds are advised by Commerce Bank, N.A., a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce Bank, N.A. (or its predecessor organizations) have provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906.

  In the Advisory Agreement with The Commerce Funds, the Advisor has agreed to manage each Fund's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of each Fund's securities. For the advisory services provided and expenses assumed under the Advisory Agreement, the Advisor is entitled to receive a fee calculated as a percentage of the Funds' average daily net assets as stated below:


                                               Annual Rate
                                               -----------
Short-Term Government Fund........................ 0.50%
Bond Fund......................................... 0.50%
Balanced Fund..................................... 1.00%
Growth Fund....................................... 0.75%
Growth and Income Fund............................ 0.75%
MidCap Fund....................................... 0.75%
International Equity Fund......................... 1.50%
National Tax-Free Intermediate Bond Fund.......... 0.50%
Missouri Tax-Free Intermediate Bond Fund.......... 0.50%


  For the fiscal years ended October 31, 1998, 1997 and 1996, The Commerce Funds paid the Advisor fees for advisory services (net of waivers) as follows:


                                 Fiscal year ended   Fiscal year ended          Fiscal year ended
                                 October 31, 1998     October 31, 1997           October 31, 1996
                                 -----------------   -----------------          -----------------
Short-Term Government Fund                               $  119,281                  $   82,030

Bond Fund                                                $  867,384                  $  600,758

Balanced Fund                                            $  649,432                  $  438,474

Growth and Income Fund (1)                               $  106,879                     N/A

Growth Fund                                              $2,132,218                  $1,262,077

MidCap Fund                                              $  664,643                  $  453,655

International Equity Fund                                $  674,111                  $  315,480

National Tax-Free                                        $  104,058                  $   68,740
 Intermediate Bond Fund

Missouri Tax-Free                                        $   58,452                  $   36,710
 Intermediate Bond Fund

____________________
(1)  Commenced investment operations on March 3, 1997.

  For the fiscal years ended October 31, 1998, 1997 and 1996, the Advisor voluntarily agreed to waive a portion of its advisory fee for certain portfolios. During the periods stated, these waivers reduced advisory fees by the following:


                                     Fiscal year ended     Fiscal year ended       Fiscal year ended
                                     October 31, 1998      October 31, 1997         October 31, 1996
                                     -----------------     -----------------       -----------------

Short-Term Government Fund                                       $ 79,521                 $ 54,686

Balanced Fund                                                    $216,475                 $146,158

International Equity Fund                                        $346,574                 $255,695

Missouri Tax-Free Intermediate                                   $ 38,968                 $ 24,474
 Bond Fund

  In addition, for the fiscal years ended October 31, 1998, 1997 and 1996, the Advisor voluntarily agreed to reimburse the expenses of certain of the Funds. The effect of these reimbursements during the period was to reduce expenses as follows:

                                  Fiscal year ended        Fiscal year ended    Fiscal year ended
                                  October 31, 1998         October 31, 1997     October 31, 1996
                                  -----------------        -----------------    -----------------
Short-Term Government Fund                                      $ 88,977             $63,161

Bond Fund                                                       $      0             $     0

Balanced Fund                                                   $128,384             $43,556

Growth Fund                                                     $      0             $     0

International Equity Fund                                       $      0             $96,415

National Tax-Free Intermediate                                  $ 61,410             $95,722
Bond Fund

Missouri Tax-Free                                               $ 69,387             $89,907
 Intermediate Bond Fund

Growth and Income Fund(1)                                       $116,567             $     0

MidCap Fund

___________________
(1)  Commenced investment operations on March 3, 1997.

  Under the terms of the Advisory Agreement, the Advisor is obligated to manage the investment of the Funds' assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary may not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees, and further provide that fiduciary assets may not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above.

  The Advisor will not accept The Commerce Funds' shares as collateral for a loan which is for the purpose of purchasing The Commerce Funds' shares, and will not make loans to The Commerce Funds. Inadvertent overdrafts of The Commerce Funds' account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to The Commerce Funds by the Advisor.

  The Advisor's own investment portfolio may include bank certificates of deposit, bankers' acceptances, and corporate debt obligations, any of which may also be purchased by The Commerce Funds. Joint purchase of investments for The Commerce Funds and for the Advisor's own investment portfolio will not be made. The Advisor's Commercial Banking Department may have deposit, loan and other commercial banking relationships with issuers of securities purchased by The Commerce Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by The Commerce Funds.

  Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by The Commerce Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

INVESTMENT SUB-ADVISOR

  Rowe Price-Fleming International, Inc. ("Price-Fleming"), as sub-advisor, manages the investment assets of the International Equity Fund. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Fleming Holdings Limited ("Flemings").

  T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling business founded by the late Thomas Rowe Price, Jr. in 1937. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873. Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Johannesburg, Bangkok, Bombay, Jakarta, Singapore, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, and Taipei.

  The common stock of Price-Fleming is 50% owned by a wholly-owned subsidiary of
T. Rowe Price, 25% by a subsidiary of Flemings and 25% by Jardine Fleming Group Limited ("Jardine Fleming"). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has a right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

  For the services provided and expenses assumed under the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a monthly management fee at an annual rate of 0.75% of the first $20 million of the Fund's average daily net assets; 0.60% of the next $30 million of average daily net assets; and 0.50% of average daily net assets above $50 million. When the Fund's assets reach $200 million, the Sub-Advisor has agreed to waive fees in excess of 0.50% on an annualized basis of the average daily net assets of the Fund. For the fiscal year ended October 31, 1998, Price-Fleming received advisory fees at the effective annual rate of 0.__% of the International Equity Fund's average daily net assets.

  For the fiscal years ended October 31, 1998, 1997 and 1996, the Advisor paid the Sub-Advisor sub-advisory fees of $____________, $420,324 and $259,923, respectively.

  Under the Sub-Advisory Agreement, Price-Fleming provides the International Equity Fund with investment advisory services. Specifically, Price-Fleming is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions as provided in the Prospectus and this Statement of Additional Information. Price-Fleming is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

  The Sub-Advisory Agreement also provides that Price-Fleming, its directors, officers or employees will only be liable to the Fund for losses resulting from bad faith, willful misconduct or gross negligence for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

  Under the Sub-Advisory Agreement, Price-Fleming is permitted to utilize the services or facilities of others to provide it or the Funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice or assistance as Price-Fleming may deem necessary, appropriate, or convenient for the discharge of its obligations under the Sub-Advisory Agreement or otherwise helpful to the Funds.

  Price-Fleming has entered into separate letters of agreement with Fleming Investment Management Limited ("FIM") and Jardine Fleming Investment Holdings Limited ("JFIH"), wherein FIM and JFIH have agreed to render investment research and administrative support to Price-Fleming for which each receives from Price-Fleming a fee of 0.075% of the market value of all assets in equity accounts under Price-Fleming's management. FIM is a wholly-owned subsidiary of Robert

Fleming Asset Management Limited which is a wholly-owned subsidiary of Robert Fleming Holdings Limited ("Robert Fleming Holdings"). JFIH is an indirect wholly-owned subsidiary of Jardine Fleming Group Limited. Under the letters of agreement, these companies will provide Price-Fleming with research material containing statistical and other factual information, advice regarding economic factors and trends, advice on the allocation of investments among countries and as between debt and equity classes of securities, and research and occasional advice with respect to specific companies.

  Robert Fleming Holdings personnel have extensive research resources throughout the world. A strong emphasis is placed on direct contact with companies in the research universe. Robert Fleming personnel, who frequently speak the local language, have access to the full range of research products available in the market place and are encouraged to produce independent works dedicated solely to portfolio investment management, which adds value to that generally available.

CUSTODIAN AND TRANSFER AGENT

  State Street Bank serves as Custodian of each Fund's assets pursuant to a Custody Agreement under which it has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments; (iv) make periodic reports to The Commerce Funds concerning each Fund's operations; (v) provide various accounting services to The Commerce Funds and to the Administrator for the benefit of The Commerce Funds; and (vi) act as foreign custody manager pursuant to Rule 17f-5 of the 1940 Act with respect to the monitoring of the Funds' assets held by eligible foreign sub-Custodians.
The Custodian is authorized to select one or more banks or trust companies to serve as sub-Custodian on behalf of the Funds, provided that the Custodian shall remain liable for the performance of all of its duties under its respective Custody Agreement and will hold The Commerce Funds and Funds harmless from losses caused by the negligence or willful misconduct of any bank or trust company serving as sub-Custodian. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110.

  As compensation for custodial services provided, The Commerce Funds will pay the Custodian fees of 1/100th of 1% of a Fund's average monthly net assets up to one billion, 1/133rd of 1% of the next one billion of such assets and 1/200th of 1% of such assets in excess of two billion based on the aggregate average daily net assets of the Funds, plus a transaction charge for certain transactions and out-of-pocket expenses.

  State Street Bank also serves as the Funds' Transfer Agent and dividend disbursing agent. State Street has appointed NFDS, an indirect subsidiary, to act as the

Funds' Transfer Agent, as permitted in the Transfer Agency Agreement, provided that State Street Bank shall remain liable for the performance of all of its duties and will hold The Commerce Funds and Fund or Funds harmless from losses caused by the negligence or willful misconduct of any appointee. Under the Transfer Agency Agreement, NFDS will, among other things, (i) receive purchase orders and redemption requests for shares of the Funds; (ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of accounts for the Funds, shareowners and advise each shareholder to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a Transfer Agent, a dividend disbursing agent and Custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each State.

ADMINISTRATOR

  Goldman Sachs Asset Management is the Administrator for the Funds. GSAM is located at 85 Broad Street, New York, New York 10004. GSAM is a separate operating division of Goldman, Sachs & Co., the Distributor of the Funds. Under the Administration Agreement with The Commerce Funds, GSAM administers the business affairs of The Commerce Funds, subject to the supervision of the Board of Trustees, and in connection therewith, furnishes The Commerce Funds with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services required to be maintained by The Commerce Funds (excluding those maintained by The Commerce Funds' Custodian, Transfer Agent, Advisor and any Sub-Advisor), preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Custodian and Transfer Agent, providing assistance in connection with meetings of the Board of Trustees and shareowners and other administrative services necessary to conduct the business of The Commerce Funds. For these services and facilities, GSAM is entitled to receive a monthly fee from each Fund at an annual rate of 0.15% of its average daily net assets. For the fiscal year ended October 31, 1998, GSAM received administration fees at the annual rate of 0.15% of the average daily net assets of each Fund. For the fiscal years ended October 31, 1998, 1997 and 1996, the fees paid by the Funds for administration services were as follows:


                                Fiscal year ended       Fiscal year ended            Fiscal year ended
                                October 31, 1998        October 31, 1997             October 31, 1996
                                -----------------       -----------------            -----------------
Short-Term Government Fund                                  $ 59,641                     $ 41,015


                                Fiscal year ended       Fiscal year ended            Fiscal year ended
                                October 31, 1998        October 31, 1997             October 31, 1996
                                -----------------       -----------------            -----------------
Bond Fund                                                    260,215                      180,227

Balanced Fund                                                129,886                       87,695

Growth and Income Fund(1)                                     21,376                        N/A

Growth Fund                                                  426,443                      252,415

MidCap Fund                                                  132,929                       90,731

International Equity Fund                                    102,068                       57,118

National Tax-Free                                             31,217                       20,622
 Intermediate Bond Fund

Missouri Tax-Free                                             29,226                       18,355
 Intermediate Bond Fund

_________
(1)  Commenced investment operations on March 3, 1997.

DISTRIBUTOR

  The Commerce Funds' shares are offered on a continuous basis through Goldman Sachs & Co., which acts under the Distribution Agreement as Distributor for The Commerce Funds. Goldman is located at 85 Broad Street, New York, New York 10004. Goldman, Sachs & Co. may receive a portion of the sales load imposed on the sale of shares of the Funds and has advised The Commerce Funds that it has retained approximately $___________, $47,000, and $31,000 of such sales loads for the fiscal years ended October 31, 1998, 1997 and 1996, respectively.

THE DISTRIBUTION PLAN AND THE SHAREHOLDER ADMINISTRATIVE SERVICES PLANS
-----------------------------------------------------------------------

  The Distributor is entitled to payment on a monthly basis at an annual rate not exceeding 0.25% of the average daily net assets of Service Shares from the Trust for distribution expenses incurred pursuant to the Distribution Plan (the "12b-1 Plan") adopted on behalf of the Service Shares. Under the 12b-1 Plan, the Trust may pay the Distributor (or any other person) for: (i) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Service Shares; (ii) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for Service Shares; (iii) expenses incurred in connection with printing and mailing prospectuses and statements of additional information to other than current Service Class shareowners; (iv) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms with respect to a Fund's Service Shares beneficially owned by customers for whom the distribution organization is the record or holder of record of such Service

Shares; or (v) for such other services as may be construed, by any court or governmental agency or commission, including the Securities and Exchange Commission, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

  During the fiscal year ended October 31, 1998, The Commerce Funds paid the Distributor $__________ in the aggregate under the Funds' 12b-1 Plan.

  The Commerce Funds may enter into Servicing Agreements with Service Organizations, which may include the Advisor and its affiliates, pursuant to the Shareholder Administrative Services Plans for Institutional Shares and Service Shares (the "Services Plans"). The Servicing Agreements provide that the Service Organizations will render shareholder administrative support services to their customers who are the beneficial owners of Institutional and Service Shares of the Short-Term Government, Bond, Balanced, Growth, Growth and Income, MidCap and International Equity Funds and Institutional Shares of the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds in consideration for a Fund's payment of up to 0.25% (on an annualized basis) of the average daily net asset value of the shares of the Fund beneficially owned by such customers and held by the Service Organizations. At The Commerce Fund's option, it may reimburse the Service Organizations' out-of-pocket expenses as well. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions in Institutional and Service Shares; (iii) arranging for bank wires; (iv) responding to customer inquiries concerning their investments in shares; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) if required by law, forwarding shareholder communications;
(vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; (ix) establishing and maintaining accounts and records relating to customers that invest in shares; (x) responding to customer inquiries relating to the services performed by the Service Organization; and (xi) other similar services requested by the Commerce Funds. Banks acting as Service Organizations are prohibited from engaging in any activity primarily intended to result in the sale of Fund shares. However, Service Organizations other than banks may be requested to provide marketing assistance (e.g., forwarding sales literature and advertising to their customers) in connection with the distribution of Fund shares. For the fiscal year ended October 31, 1998, an aggregate of $_____________ in fees were accrued under the Services Plans.

  The Services Plans are subject to annual reapproval by a majority of the Trust's Board of Trustees, including a majority of the Non-Interested Plan Trustees and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Non-Interested Plan Trustees or by vote of the holders of a majority of the outstanding shares of each Class of the Fund involved. Any agreement entered into pursuant to the Services Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Trustees, by vote of the holders of a majority of the outstanding shares of each Class of such Fund, or by the Service Organizations. Each agreement will also terminate automatically in the event of its assignment.

  The Trust's Board of Trustees has concluded that there is a reasonable likelihood that the Services Plans will benefit the Funds and their shareowners.


                             PORTFOLIO TRANSACTIONS

BROKERAGE TRANSACTIONS AND COMMISSIONS
--------------------------------------

  Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of Commerce transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

  Debt securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

  The Advisory Agreements for the Funds provide that, in executing portfolio transactions and selecting brokers or dealers, the Advisor will use reasonable efforts to seek the best overall terms available on behalf of each Fund. In assessing the best overall terms available for any transaction, the Advisor will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Advisor, subject to the prior approval of the Board of Trustees, to cause the

Funds to pay a broker/dealer furnishing brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that it determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor to the particular Fund and to The Commerce Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, broad overviews of the stock, bond and government securities markets and the economy, and advice as to the value of securities, as well as the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities.

  Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Board of Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

  During the last fiscal year, the following brokers effected brokerage transactions on behalf of the Funds and provided research services in connection with such brokerage transactions:

                  Amount of        Amount of
Fund              Transaction      Commission Paid
----              -----------      ---------------


  A Fund's portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, Sub-Advisor, Goldman, Sachs & Co. or any affiliated person (as such term is defined in the 1940 Act) thereof acting as principal or broker, except to the extent permitted by the Securities and Exchange Commission ("SEC"). However, The Commerce Funds' Board of Trustees has authorized the Advisor to allocate purchase and sale orders for portfolio securities to broker/dealers and other financial institutions including, in the case of agency transactions, institutions which are affiliated with the Advisor, to take into account the sale of Fund shares if the Advisor believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, Goldman, Sachs & Co., or any affiliated person thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage when compared to other investment companies which have similar investment objectives but that are not subject to such limitations.

  Investment decisions for each Fund are made independently from those made for the other Funds and from those made for other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of any Fund and another investment company or account, that transaction will be aggregated (where not inconsistent with the policies set forth in the Prospectuses) and allocated as to amount in a manner which the Advisor believes to be equitable and consistent with its fiduciary obligations to the Fund involved and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

  The Commerce Funds are required to identify any securities of its "regular brokers or dealers" acquired by the Funds during the most recent fiscal year. During the fiscal year ended October 31, 1998, the Funds held securities of their regular broker/dealers as follows:

                                 Aggregate Amount
Fund        Broker/Dealer        of Securities Held
----        -------------        ------------------


  During the fiscal year ended October 31, 1998, the Funds entered into repurchase agreement transactions with State Street Bank and Trust Company, which was one of the broker/dealers that engaged as principal in the largest dollar amount of portfolio transactions with the Funds. At October 31, 1998, the value of each Fund's outstanding repurchase agreement transactions with State Street Bank and Trust Company was as follows:

        Short-Term Government Fund                      $  _________
        Bond Fund                                       $  _________
        Balanced Fund                                   $  _________

        Growth and Income Fund                          $  _________
        Growth Fund                                     $  _________
        MidCap Fund                                     $  _________
        International Equity Fund                       $  _________
        National Tax-Free Intermediate Bond Fund        $  _________
        Missouri Tax-Free Intermediate Bond Fund        $  _________

  For the fiscal years ended October 31, 1998, 1997 and 1996, the Balanced, Growth, MidCap, Growth and Income and International Equity Funds paid brokerage commissions as follows:


                                                                                         Total
                                                   Total              Total            Brokerage
                                                 Brokerage          Amount of         Commissions
                             Total              Commissions       Transactions          Paid to
                           Brokerage              Paid to           on Which          Brokers Who
                          Commissions            Affiliated        Commissions         Provided
                              Paid                Persons           Were Paid          Research
                              ----                -------           ---------          --------

Fiscal year ended October 31, 1998:
----------------------------------
Balanced Fund

Growth Fund

MidCap Fund

Growth and Income Fund

International Equity Fund


Fiscal year ended October 31, 1997:
----------------------------------
Balanced Fund                      $ 60,007           $     0       $ 44,338,406            $ 7,789

Growth Fund                        $226,998           $     0       $190,623,385            $38,228

MidCap Fund                        $170,066           $     0       $ 95,860,725            $24,770

Growth and Income
 Fund(1)                           $ 70,590           $ 6,542       $ 40,963,033            $     0

International
 Equity Fund                       $121,982           $10,271       $ 42,752,888            $     0

Fiscal year ended October 31, 1996:
----------------------------------
Balanced Fund                      $ 58,679            $    0       $ 30,457,207            $14,261

Growth Fund                        $161,450            $    0       $101,777,048            $44,688

MidCap Fund                        $107,348            $    0       $ 46,977,298            $25,374

International                      $ 92,250            $5,447       $ 30,494,870            $     0
 Equity Fund

__________
(1)  Commenced investment operations March 1, 1997.

  For the fiscal years ended October 31, 1998, 1997 and 1996, the following affiliated persons received brokerage commissions on behalf of Institutional Shares of the International Equity Fund.


                                                   % of Total                  Total Amount of        % of Total Amount
                                                   Commissions Paid to         Transactions on        of Transactions on
                                                   Affiliated Persons in       Which Commissions      Which Commissions
                        Commissions Paid to        Most Recent Fiscal          Were Paid to           Were Paid to
Broker Name             Affiliated Persons         Year                        Affiliated Persons     Affiliated Persons
-----------             -------------------        ----------------            ------------------     ------------------

Year Ended October 31, 1998
---------------------------

Year Ended October 31, 1997
---------------------------
Flemings Securities, Ltd.       $  691                  0.57%                     $  168,512                0.39%

Goldman, Sachs & Co.            $  825                  0.68%                     $  206,187                0.48%

Goldman Sachs                   $5,270                  4.32%                     $1,954,939                4.57%
International, BA

Goldman Sachs                   $  111                  0.09%                     $   55,641                0.13%
International, Ltd.

Goldman Sachs                   $  336                  0.28%                     $  168,325                0.39%
International
Finance, London.

Jardine Fleming                 $  888                  0.73%                     $  145,617                0.34%
Hong Kong

Robert Fleming &                $2,048                  1.68%                     $  867,879                2.03%
Co., London

Robert Fleming                  $  102                  0.08%                     $   40,582                0.09%
Securities, Ltd.

Year Ended October 31, 1996
---------------------------

  Flemings Securities, Ltd., Flemings, Jardine Fleming, Jardine Fleming Hong Kong, Robert Fleming & Co., London, Robert Fleming Securities, Ltd. and Robert Fleming Securities, Inc. are affiliates of the Sub-Advisor to The International Equity Fund. Goldman, Sachs & Co. is the Distributor for The Commerce Funds. Goldman Sachs International, Ltd. is an affiliate of the Distributor.

                             INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, 1000 Walnut Street, Suite 1600, Kansas City, Missouri 64106, serves as independent auditors for The Commerce Funds.


                                 COUNSEL

  Drinker Biddle & Reath LLP, (of which Mr. McConnel, Secretary of The Commerce Funds, is a partner), 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, are counsel to The Commerce Funds.


                     ADDITIONAL INFORMATION ON PERFORMANCE

  From time to time, yield and total return of the Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareowners. The performance of each Fund may also be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

  Yield Calculations.  A Fund's yield is calculated by dividing its net
  ------------------
investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period may be different than that determined for accounting purposes and is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                          Yield = 2 [(a-b + 1) to the sixth power - 1]
                                      ---
                                      cd

                Where:   a =  dividends and interest earned during the period.

                         b =  expenses accrued for the period (net of
                              reimbursements).

                         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                         d = maximum offering price per share on the last day of the period.


  For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held in its portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

  With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either
(i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

  Undeclared earned income may be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

  The Commerce Funds do not calculate a 30-day yield for the Balanced, Growth and Income, Growth, MidCap and International Equity Funds. Based on the foregoing calculations, for the 30-day period ended October 31, 1998, the yields for the Short-Term Government, Bond, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds, were as follows:


                                                                Yield Assuming
                                         Yield Assuming       Maximum Sales Load
                                       Maximum Sales Load       and Without Fee
                                      and With Fee Waivers        Waivers or
                                       and Reimbursements       Reimbursements
                                       ------------------       --------------
        Short-Term
        Government Fund
        Institutional Shares                 _____%                  _____%
        Service Shares                       _____%                  _____%

        Bond Fund
        Institutional Shares                 _____%                   N/A
        Service Shares                       _____%                   N/A

        National Tax-Free
        Intermediate Bond
        Fund                                 _____%                  _____%

        Missouri Tax-Free
        Intermediate Bond
        Fund                                 _____%                  _____%


  The Distribution Rate for a specified period is calculated by dividing the total distribution per unit by the maximum offering price or net asset value on the last day of the period and then annualizing such amount. For the 30 day period ended October 31, 1998, the Distribution Rates for the Short-Term Government, Bond, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds, were as follows:


                       Rate Assuming        Rate Assuming       Rate Assuming No     Rate Assuming No
                       Maximum Sales        Maximum Sales        Sales Load and       Sales Load and
                     Load and With Fee     Load and Without     With Fee Waivers       Without Fee
                        Waivers and        Fee Waivers and            and              Waivers and
                       Reimbursements      Reimbursements        Reimbursements       Reimbursements
                       --------------      --------------        --------------       --------------
Short-Term
Government Fund
  Institutional Shares       _____%               _____%               _____%               _____%
  Service Shares             _____%               _____%               _____%               _____%

Bond Fund
  Institutional Shares       _____%                N/A                 _____%                N/A
  Service Shares             _____%                N/A                 _____%                N/A

National Tax-Free
Intermediate Bond
Fund
  Institutional Shares       _____%               _____%               _____%               _____%

Missouri Tax-Free
Intermediate Bond
Fund
  Institutional Shares       _____%               _____%               _____%               _____%

  A tax-exempt Fund's "tax-equivalent" yield is computed as follows: (a) by dividing the portion of the Fund's yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (c) adding the quotient to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

  The tax-equivalent yields for the 30-day period ended October 31, 1998 for the National Tax-Free Intermediate Bond Fund and Missouri Tax-Free Intermediate Bond Fund, with and without fee waivers (assuming a 39.6% federal tax rate for both Funds and a 6.0% Missouri tax rate for the Missouri Tax-Free Intermediate Bond
Fund) were as follows:


                                  Yield Assuming        Yield Assuming Maximum
                                Maximum Sales Load      Sales Load and Without
                                and With Fee Waivers          Fee Waivers
                                and Reimbursements        or Reimbursements
                                ------------------        -----------------
        National Tax-Free
        Intermediate Bond
        Fund
                                      _____%                    _____%


        Missouri Tax-Free
        Intermediate Bond
        Fund
                                      _____%                    _____%


  The foregoing calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareowner accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming completed redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' yields and distribution rates will reflect the deduction of the maximum sales load charged in connection with purchases of shares. The yield and distribution rate calculations do not include fees that may be imposed by institutions on their customers. If the foregoing fees had been included in the yields and distribution rates reported above, performance of these Funds would have been lower.

  Total Return Calculations.  Each Fund computes its "average annual total
  -------------------------
return" by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                    P (1 + T) to the nth power = ERV

            Where:  P =           hypothetical initial payment of $1,000.

                    T =           average annual total return.

                    n =       number of years.

                    ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fraction thereof).

  The Funds compute their "aggregate total return" by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                    T = (ERV - 1
                         ---
                         P)

  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Based on the foregoing calculations, the average annual total returns for the Funds were as follows:

                         Return Assuming     Return Assuming    Return Assuming    Return Assuming
                          Maximum Sales       Maximum Sales      No Sales Load      No Sales Load
                        Load and With Fee   Load and Without     and With Fee      and Without Fee
                           Waivers and       Fee Waivers and      Waivers and        Waivers and
                          Reimbursements     Reimbursements     Reimbursements     Reimbursements
                          --------------     --------------     --------------     --------------
Average Annual Return for the period from commencement of operations through October 31, 1998.
Short-Term Government
 Fund(1)
Institutional Shares             _____%           _____%           _____%              _____%

Bond Fund(1)
  Institutional Shares           _____%            N/A             _____%               N/A
Balanced Fund(1)
  Institutional Shares           _____%           _____%           _____%              _____%
Growth Fund(1)
  Institutional Shares           _____%            N/A             _____                N/A
MidCap Fund(1)
  Institutional Shares           _____%            N/A             _____%               N/A
International Equity
 Fund(1)
  Institutional Shares           _____%           _____%           _____%              _____%

Growth and Income Fund
  Institutional
   Shares(2)                     _____%           _____%           _____%              _____%


____________________
(1) Commenced investment operations on December 12, 1994.
(2) Commenced investment operations on March 3, 1997.

                        Return Assuming    Return Assuming    Return Assuming    Return Assuming
                         Maximum Sales      Maximum Sales      No Sales Load      No Sales Load
                         Load and With    Load and Without     and With Fee      and Without Fee
                        Fee Waivers and    Fee Waivers and      Waivers and        Waivers and
                        Reimbursements     Reimbursements     Reimbursements     Reimbursements
                        --------------     --------------     --------------     --------------

Average Annual Total Returns for the one-year period ended October 31, 1998.
Short-Term Government
 Fund
Institutional Shares     _____%                  _____%          _____%                   _____%

Bond Fund
  Institutional Shares   _____%                   N/A             _____%                   N/A

Balanced Fund
  Institutional Shares   _____%                  _____%           _____%                  _____%

Growth Fund
  Institutional Shares   _____%                   N/A             _____%                   N/A


MidCap Fund
  Institutional Shares   _____%                   N/A             _____%                   N/A

International Equity
 Fund
  Institutional Shares   ______%                 _____%           _____%                  _____%

Growth and Income Fund
  Institutional Shares
                         ______%                 _____%           _____%                  _____%

  Based on the foregoing calculations, the aggregate total returns for the Funds were as follows:

                        Return Assuming    Return Assuming    Return Assuming    Return Assuming
                         Maximum Sales      Maximum Sales      No Sales Load      No Sales Load
                        Load and With     Load and Without     and With Fee      and Without Fee
                       Fee Waivers and     Fee Waivers and      Waivers and        Waivers and
                        Reimbursements     Reimbursements     Reimbursements     Reimbursements
                        --------------     --------------     --------------     --------------

Aggregate Total Return for the period from commencement through October 31, 1998.
Short-Term
 Government Fund(1)
Institutional Shares  _____%                     _____%         _____%                  _____%
Service Shares        _____%                     _____%         _____%                  _____%

Bond Fund(1)
  Institutional       _____%                      N/A           _____%                      N/A
   Shares             _____%                      N/A           _____%                      N/A
  Service Shares

Balanced Fund(1)
  Institutional       _____%                     _____%         _____%                     _____%
   Shares             _____%                     _____%         _____%                     _____%
  Service Shares

Growth and Income
 Fund(2)
  Institutional       _____%                     _____%         _____%                     _____%
   Shares             _____%                     _____%         _____%                     _____%
  Service Shares


Growth Fund(1)
  Institutional       _____%                      N/A           _____%                      N/A
   Shares             _____%                      N/A           _____%                      N/A
  Service Shares

MidCap Fund(1)
  Institutional       _____%                      N/A           _____%                      N/A
   Shares             _____%                      N/A           _____%                      N/A
  Service Shares

International
 Equity Fund(1)
  Institutional       _____%                     _____%         _____%                     _____%
   Shares             _____%                     _____%         _____%                     _____%
  Service Shares

National Tax Free
 Intermediate Bond    _____%                     _____%               _____%               _____%
 Fund(3)

Missouri Tax Free
 Intermediate Bond    _____%                     _____%         _____%                     _____%
 Fund(3)


____________________
(1) Commenced investment operations on December 12, 1994.
(2) Commenced investment operations on March 3, 1997.
(3) Commenced investment operations on February 21, 1995.

  The average annual total return and aggregate total return information presented for the Funds in the foregoing Tables is based on average annual total return and aggregate total return, respectively, of Institutional Shares of the Short-Term Government, Bond, Balanced, Growth, Growth and Income, MidCap and International Equity Funds and Shares of the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds during the periods indicated, as adjusted to reflect the effect of the maximum sales charge of 2.00% on purchases of Institutional Shares of the Short-Term Government Fund and 3.50% on purchases of Institutional Shares of the Bond, Balanced, Growth, Growth and Income, MidCap, International Equity, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds and the maximum payments under the Shareholder Administrative Services Plans applicable to Institutional and Service Shares and the distribution expenses pursuant to the 12b-1 Plan applicable to Service Shares. The sales charge was removed from the Institutional Shares of the Short-Term Government, Bond, Balanced, Growth, Growth and Income, MidCap and International Equity Funds as of May 29, 1998 and was removed from the Institutional Shares of the National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds as of October 31, 1998. The average annual total returns and aggregate total returns do not include fees that may be imposed by institutions upon their customers. If such fees had been included in the returns reported above, performance of these Funds would have been lower.

  The Funds may also from time to time include in advertisements, sales literature, communications to shareowners and other materials ("Literature") a total return figure in order to compare more accurately its performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

  The Funds may also from time to time include discussions or illustrations of the effects of compounding in Literature. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  In addition, the Funds may also include in Literature discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Literature may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Advisor as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Literature charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Literature may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Literature may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                 MISCELLANEOUS

  As of December 7, 1998, the Advisor held of record 92.8% of the outstanding shares of the Short-Term Government Fund; 89.5% of the outstanding shares of the Institutional Class of the Bond Fund; 69.7% of the outstanding shares of the Institutional Class of the Balanced Fund; 72.9% of the outstanding shares of the Institutional Class of the Growth Fund; 84.9% of the outstanding shares of the Institutional Class of the MidCap Fund; 93.0% of the outstanding shares of the Institutional Class of the International Equity Fund; 95.1% of the outstanding shares of the Institutional Class of the Growth & Income Fund; 95.8% of the outstanding shares of the Institutional Class of the National Tax-Free Intermediate Bond Fund; and 87.9% of the outstanding shares of the Institutional Class of the Missouri Tax-Free Intermediate Bond Fund, as fiduciary or agent on behalf of its customers.

  Any persons or organizations listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "Control" (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Institutional Class of a Fund on any matter requiring the approval of shareowners of the Fund.

  As of December 3, 1998, the following shareowners owned of record 5% or more of the Short-Term Government Fund's outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 62.36%; and Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 33.88%, for which beneficial ownership is disclaimed or presumed disclaimed.

  As of the same date, the following shareowners owned of record 5% or more of the Bond Fund's outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 60.41%; and Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 31.50%, for which beneficial ownership is disclaimed or presumed disclaimed.

  As of the same date, the following shareowner owned of record 5% or more of the Balanced Fund's outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 80.44%, for which beneficial ownership is disclaimed or presumed disclaimed.

  As of the same date, the following shareowners owned of record 5% or more of the Growth and Income Fund's outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 64.01%; and Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 32.43%, for which beneficial ownership is disclaimed or presumed disclaimed.

  As of the same date, the following shareowners owned of record 5% or more of the Growth Fund's outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 67.48%; Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 14.45%; Sunnen Employees Profit Sharing Plan, c/o Commerce Bank, N.A., 8000 Forsyth, St. Louis, MO, 63105, 9.09%; for which beneficial ownership is disclaimed or presumed disclaimed.

  As of the same date, the following shareowners owned of record 5% or more of the MidCap Fund's outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 59.54%; Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 29.08%; for which beneficial ownership is disclaimed or presumed disclaimed.

  As of the same date, the following shareowners owned of record 5% or more of the International Equity Fund's outstanding Institutional Shares: Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 59.54%; Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 29.08%; for which beneficial ownership is disclaimed or presumed disclaimed.

  As of the same date, the following shareowners owned of record 5% or more of the National Tax-Free Intermediate Bond Fund's outstanding Institutional Shares:
Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 84.81%, for which beneficial ownership is disclaimed or presumed disclaimed; Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 11.70%, for which beneficial ownership is disclaimed or presumed disclaimed; and Helen Pierson Trust, c/o Commerce Bank, N.A., 8000 Forsyth, St. Louis, MO, 63105, 9.12%.

  As of the same date, the following shareowners owned of record 5% or more of the Missouri Tax-Free Intermediate Bond Fund's outstanding Institutional Shares:
Mori and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 12.29%; Hoco and Co. Mutual Funds, P.O. Box 13366, Kansas City, MO, 79.51%; for which beneficial ownership is disclaimed or presumed disclaimed.

  As of the same date, the following shareowners owned 5% or more of the Short-Term Government Fund's outstanding Service Shares: Fringe Benefits Rockhurst High, Mutual Fund Processing, P.O. Box 13366, Kansas City, MO 64199-3366, 27.56%; IRA Rollover, Charles J. Hart, 7355 Shaftsbury Ave., St. Louis, MO 63130-2243, 5.37%; Hester Lee Cain Trust, 2840 E. Crestview, Springfield, MO 65804, 7.59%; and Juanita Phillips, 3035 E. Glenwood, Springfield, MO 65804, 11.42%.

  As of the same date, the following shareowners owned 5% or more of the Bond Fund's outstanding Service Shares: Fringe Benefits Rockhurst High, Mutual Fund Processing, P.O. Box 13366, Kansas City, MO 64199-3366, 35.22%.

  As of the same date, the following shareowner owned 5% or more of the Balanced Fund's outstanding Service Shares: Commerce Bank N.A., P.O. Box 13366, Kansas City, MO, 6.78%.

  As of the same date, the following shareowner owned 5% or more of the Growth and Income Fund's outstanding Service Shares: IRA, FBO Deborah J. Groves, 1568 Parksite Drive, Cape Girardeau, MO, 23.88%.

  As of the same date, the following shareowner owned 5% or more of the Growth Fund's outstanding Service Shares: Fringe Benefits Rockhurst High, Mutual Fund Processing, P.O. Box 13366, Kansas City, MO 64199-3366, 9.9%.

  As of the same date, the following shareowners owned 5% or more of the MidCap Fund's outstanding Service Shares: Kathleen S. or John D. Muller, 4739 Beleview, Kansas City, MO, 16.30%; Fringe Benefits Rockhurst High, Mutual Fund Processing, P.O. Box 13366, Kansas City, MO 64199-3366, 7.8%; and Boulevard Enterprises, a partnership, Gus Jianas, 2533 Southwest Blvd., Kansas City, MO 64108-2345, 6.60%.

  As of the same date, the following shareowners owned 5% of the International Equity Fund's outstanding Service Shares: Commerce Bank N.A., P.O. Box 13366, Kansas City, MO, 7.73%; and Boulevard Enterprises, a partnership, Gus Jianas, 2533 Southwest Blvd., Kansas City, MO 64108-2345, 22.68%.

  As used in the Statement of Additional Information and in the Prospectuses of the same date, "assets belonging to a particular series of a Fund" means the consideration received by The Commerce Funds upon the issuance or sale of shares in that particular series of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestments of such proceeds, and a portion of any general assets of the Fund not belonging to a particular series of the Fund. Assets belonging to a particular series of the Fund are charged with the direct liabilities in respect of that particular series of the Fund and with a share of the general liabilities of the particular series of the Fund which are normally allocated in proportion to the relative net asset levels of the respective series and Funds. Determinations by the Board of Trustees as to the direct and allocable liabilities, and allocable portion of any general assets, with respect to a particular series or Fund are conclusive.

                                 FINANCIAL STATEMENTS

  The Commerce Funds' Annual Report with respect to the Funds for the fiscal year ended October 31, 1998 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal period ended October 31, 1998 have been audited by The Commerce Funds' independent accountants, KPMG Peat Marwick LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                  APPENDIX A
                                  ----------

Commercial Paper Ratings
------------------------

  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  "D" - Securities are in actual or imminent payment default.

  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson
BankWatch:

  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

  "D" - This designation indicates that the long-term debt is in default.

  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk.
The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                 APPENDIX B

  The Bond, Balanced, Growth, MidCap, International Equity, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds may enter into futures contracts and options. Such transactions are described in this Appendix.


I.  Interest Rate Futures Contracts
    -------------------------------

  Use of Interest Rate Futures Contracts.  Bond prices are established in both
  --------------------------------------
the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

  A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

  Description of Interest Rate Futures Contracts.  An interest rate futures
  ----------------------------------------------
contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

  A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes, Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities, three-month U.S. Treasury Bills and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts
     -----------------------

  General.  A stock or bond index assigns relative values to the stocks or bonds
  -------
included in the index, which fluctuates with changes in the market values of the stocks or bonds included.

  A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

  In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III.  Futures Contracts on Foreign Currencies
      ---------------------------------------

  The International Equity Fund may enter into futures contracts on foreign currency. This futures contract is a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments
     ---------------

  Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts
    ------------------------------------------

  There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by The Commerce Funds. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by The Commerce Funds. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

  When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

  Successful use of futures by a Fund is also subject to The Commerce Funds' ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts
     ----------------------------

  A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. In anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

                                COMMERCE FUNDS

                                   FORM N-1A

PART C.  OTHER INFORMATION


Item 23.   EXHIBITS
           --------

           (a)  Trust Instrument dated February 7, 1994./1/

           (b)  Bylaws of Registrant./1/

           (c)  Not applicable.

           (d) (1) Advisory Agreement among Registrant, Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City)./1/

                (2) Sub-Advisory Agreement among Commerce Bank, N.A. (St. Louis), Commerce Bank, N.A. (Kansas City) and Rowe Price-Fleming International, Inc./1/

                (3) Addendum No. 1 to Advisory Agreement among Registrant, Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) with respect to the Growth and Income Fund./3/

           (e) Distribution Agreement between Registrant and Goldman, Sachs & Co./1/

                (1) Addendum No. 1 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Growth and Income Fund./3/

           (f)  Deferred Compensation Plan and Forms of Agreement.

           (g) (1) Custodian Agreement between Registrant and State Street Bank and Trust Company./1/

                (2) Transfer Agency Agreement between Registrant and State Street Bank and Trust Company./1/

           (h) (1) Administration Agreement between Registrant and Goldman Sachs Asset Management./1/

                (2) Addendum No. 1 to Administration Agreement between Registrant and Goldman Sachs Asset Management with respect to the Growth and Income Fund./3/

                 (3) Transfer Agency Agreement between Registrant and State Street Bank and Trust Company./1/

                 (4) Amended and Restated Shareholder Administrative Services Plan for Institutional Shares and related Servicing Agreement.

                 (5) Amended and Restated Shareholder Administrative Services Plan for Service Shares and related Servicing Agreement.

           (i)   Not Applicable.

           (j)   (1)  Consent of Drinker Biddle & Reath LLP.

                 (2)  Consent of Independent Auditors.

           (k)   Not Applicable.

           (l)   (1)  Purchase Agreement between Registrant and Initial
                      Trustee./1/

                 (2) Purchase Agreement between Registrant and Goldman, Sachs & Co./1/

                 (3) Purchase Agreement between Registrant and Commerce Bank, N.A. (Kansas City)./1/

                 (4) Purchase Agreement between Registrant and Goldman, Sachs & Co./3/

           (m)  Amended and Restated Distribution Plan for Service Shares./2/

           (n)  Not applicable.

           (o) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System.
________________________________________

1. Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on June 30, 1995.

2. Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on December 13, 1996.

3. Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed on September 16, 1997.

Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
           -----------------------------------------------------------

           Registrant is controlled by its Board of Trustees. As of the date of this Registration Statement, no person is controlled by or under common control with the Registrant.


Item 25.   INDEMNIFICATION
           ---------------

           Section IV of the Administration Agreement and Section XIII of the Distribution Agreement between the Registrant and Goldman, Sachs & Co. ("Goldman") provides for indemnification of Goldman in connection with certain claims and liabilities to which Goldman, in its capacity as Registrant's Administrator and Distributor, may be subject. Copies of the Administration Agreement and Distribution Agreement are incorporated herein by reference as Exhibits 23(e) and (h), respectively.

           Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

           In addition, Section 10.2 of Registrant's Trust Instrument, a copy of which is incorporated herein by reference as Exhibit 23(a), provides for indemnification of the Trustees and officers as follows:

           Section 10.2  Indemnification.  The Trust shall indemnify each of its
                         ---------------
           Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any
                                                   ------
           matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of
                                    --------
           by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter or willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or
           --------
           reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the
                                                    --------
           indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

           The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this
           Section 10.2.

           Section 10.3 of Registrant's Trust Instrument provides for indemnification of shareholders as follows:

           Section 10.3  Shareholders.  In case any Shareholder or former
                         ------------
           Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
           --------------------------------------------------------

           (a) Commerce Bank, N.A., the Registrant's investment adviser, provides a comprehensive range of financial services including investment management, trust, retail, commercial, brokerage, and correspondent banking services.

           Set forth below is a list of all of the directors and senior executive officers of Commerce Bank, N.A. and, with respect to each such person, the name and business address of the company or companies (if any) with which such person has been connected at any time since November 1, 1996, as well as the capacity in which such person was connected.

========================================================================================================
NAME AND POSITION WITH            NAME AND PRINCIPAL
COMMERCE BANK, N.A.               BUSINESS ADDRESS OF OTHER COMPANY    CONNECTION WITH OTHER COMPANY
-------------------------------  ------------------------------------  ---------------------------------
--------------------------------------------------------------------------------------------------------

Mr. John O. Brown,               Key Industries, Inc.                  Director
Vice Chairman and Director       523 East Wall
                                 Ft. Scott, KS  66701-1554
--------------------------------------------------------------------------------------------------------
Mr. Jonathan M. Kemper,          Tower Properties Company              Director
Vice Chairman and Director       911 Main Street, Suite 100
                                 Kansas City, MO  64106

                                 Commerce Bancshares, Inc.             Vice Chairman
                                 1000 Walnut Street
                                 Kansas City, MO  64106
--------------------------------------------------------------------------------------------------------
Mr. Edward J. Reardon II         None                                  None
Executive Vice President and
Director
--------------------------------------------------------------------------------------------------------
Mr. Robert C. Matthews, Jr.      None                                  None
Executive Vice President and
Director
========================================================================================================

========================================================================================================
Mr. David W. Kemper,                Tower Properties Company              Director
Chairman, President, CEO            911 Main Street, Suite 100
and Director                        Kansas City, MO  64106

                                    Commerce Bancshares, Inc.             Chairman, President and Chief
                                    1000 Walnut Street                    Executive Officer
                                    Kansas City, MO  64106

                                    Business Men's Assurance              Director
                                    Company of America
                                    One Penn Valley Park
                                    Kansas City, MO  64108

                                    Seafield Capital Corporation          Director
                                    2600 Grand Avenue Suite 500
                                    Kansas City, MO  64108

                                    Wave Technologies International,      Director
                                    Inc.
                                    10845 Olive Blvd.
                                    St. Louis, MO 63146

                                    Ralcorp Holdings, Inc.                Director
                                    901 Chouteau Avenue
                                    St. Louis, MO 63102
--------------------------------------------------------------------------------------------------------
Mr. Seth M. Leadbeater,             None                                  None
Executive Vice President
and Director
========================================================================================================

           (b) The information required by this Item 26 with respect to each director and officer of Rowe Price-Fleming International, Inc. is incorporated by reference to Form ADV and Schedules A and D filed by Rowe Price-Fleming International, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (File No. 801-14713).

           Item  27.  PRINCIPAL UNDERWRITERS
                      ----------------------

           (a) Goldman, Sachs & Co., or an affiliate or a division thereof, currently serves as investment adviser and distributor of the units or shares of Goldman Sachs Trust and Trust for Credit Unions, and as administrator and distributor for the units of The Benchmark Funds and The Commerce Funds.

           (b) Set forth below is certain information pertaining to the executive committee of Goldman, Sachs & Co., Registrant's principal underwriter. None of the members of the executive committee hold positions or offices with the Registrant.

                       GOLDMAN SACHS EXECUTIVE COMMITTEE

Name and Principal
Business Address                                  Position
------------------                                --------
Jon S. Corzine (1)                                Managing Director
Robert J. Hurst (1)                               Managing Director
Henry M. Paulson, Jr. (1)                         Managing Director
John A. Thain (3)                                 Managing Director
John L. Thornton (3)                              Managing Director
Roy J. Zuckerberg (2)                             Managing Director

____________________

(1)  85 Broad Street, New York, NY  10004
(2)  One New York Plaza, New York, NY  10004
(3)  Peterborough Court, 133 Fleet Street, London
     EC4A 2BB, England


           (c)   None.


Item 28.   LOCATION OF ACCOUNTS AND RECORDS
           --------------------------------

(1) Commerce Bank, N.A., 8000 Forsyth Boulevard, Clayton, Missouri, and 1000 Walnut Street, Kansas City, Missouri (records relating to their functions as investment adviser to each of Registrant's investment portfolios).

(2) Rowe-Price Fleming International, Inc., 100 East Pratt Street, Baltimore, Maryland (records relating to its function as sub-investment adviser to Registrant's International Equity Fund).

(3) Goldman, Sachs & Co., One New York Plaza, New York, New York (records relating to its function as administrator and distributor to each of Registrant's investment portfolios).

(4) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts (records relating to its function as custodian and transfer agent to each of Registrant's investment portfolios).

(5) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania (Registrant's Trust Instrument, By-Laws and minute books).

Item 29.   MANAGEMENT SERVICES
           -------------------

     Not Applicable.


Item 30.   UNDERTAKINGS
           -------------

     Not Applicable.

                                  SIGNATURES
                                  ----------

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 8 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Mission Hills, State of Kansas, on the 18th day of December 1998.

                              THE COMMERCE FUNDS
                                  Registrant

                             /s/ Warren W. Weaver
                         -----------------------------
                               Warren W. Weaver
                                   President

           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signatures                   Title               Date
---------------------        ----------------     ------------


/s/ Randall D. Barron*      Trustee, Treasurer     December 18, 1998
----------------------
Randall D. Barron


/s/ David L. Bodde*         Trustee                December 18, 1998
-------------------
David L. Bodde


/s/ John Eric Helsing*      Trustee, Chairman      December 18, 1998
----------------------
John Eric Helsing


/s/ John Joseph Holland*    Trustee                December 18, 1998
-----------------------
John Joseph Holland


/s/ Warren W. Weaver        Trustee, President     December 18, 1998
----------------------
Warren W. Weaver


* By: /s/ Warren W. Weaver
      ---------------------
      Warren W. Weaver
      Attorney-in-Fact

                              THE COMMERCE FUNDS


                               POWER OF ATTORNEY
                               -----------------


  Know All Men by These Presents, that the undersigned, Warren W. Weaver, hereby constitutes and appoints W. Bruce McConnel, III, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.



DATED:  December 12, 1996



/s/ Warren W. Weaver
---------------------------
Warren W. Weaver

                                 THE COMMERCE FUNDS


                                 POWER OF ATTORNEY
                                 -----------------


  Know All Men by These Presents, that the undersigned, John Joseph Holland, hereby constitutes and appoints Warren W. Weaver and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:  December 12, 1996



/s/ John Joseph Holland
----------------------------
John Joseph Holland

                                 THE COMMERCE FUNDS


                                 POWER OF ATTORNEY
                                 -----------------


  Know All Men by These Presents, that the undersigned, John Eric Helsing, hereby constitutes and appoints Warren W. Weaver and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:  December 12, 1996



/s/John Eric Helsing
---------------------------
John Eric Helsing

                                 THE COMMERCE FUNDS


                                 POWER OF ATTORNEY
                                 -----------------


  Know All Men by These Presents, that the undersigned, Randall D. Barron, hereby constitutes and appoints Warren W. Weaver and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:  December 12, 1996



/s/Randall D. Barron
---------------------------
Randall D. Barron

                                 THE COMMERCE FUNDS


                                 POWER OF ATTORNEY
                                 -----------------


  Know All Men by These Presents, that the undersigned, David L. Bodde, hereby constitutes and appoints Warren W. Weaver and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:  December 12, 1996



/s/David L. Bodde
---------------------------
David L. Bodde

                                COMMERCE FUNDS
                                --------------

                                 EXHIBIT INDEX
                                 -------------


Exhibits
--------

23(f)     Deferred Compensation Plan.

23(h)(4) Amended and Restated Shareholder Administrative Services Plan for Institutional Shares.

23(h)(5) Amended and Restated Shareholder Administrative Services Plan for Service Shares.

23(j)(1)  Consent of Drinker Biddle & Reath LLP.

23(j)(2)  Consent of Independent Auditors.

23(o)     Amended and Restated Plan Pursuant to Rule 18f-3.